UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06114

Cavanal Hill Funds
(Exact name of registrant as specified in charter)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-762-7085

Date of fiscal year end:  8/31

Date of reporting period:  8/31/19

Item 1.	Reports to Stockholders.

Annual Report

 August 31, 2019

U.S. Treasury Fund
Government Securities Money Market Fund
Limited Duration Fund
Moderate Duration Fund
Bond Fund
Strategic Enhanced Yield Fund
Ultra Short Tax-Free Income Fund
Active Core Fund
Mid Cap Core Equity Fund
Opportunistic Fund
World Energy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.cavanalhillfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (800) 762-7085.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund you can call (800) 762-7085 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Management Discussion of Fund Performance
2

Statements of Assets and Liabilities
21

Statements of Operations
25

Statements of Changes in Net Assets
29

Schedules of Portfolio Investments
35

Notes to Financial Statements
73

Financial Highlights
84

Report of Independent Registered Public Accounting Firm
104

Additional Fund Information
106

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-PORT and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or summary prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus or summary prospectus. To obtain a prospectus or summary prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

Cavanal Hill Distributors, Inc., member FINRA, serves as the distributor for the Cavanal Hill Funds.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, BOKF, NA, any of its affiliates or the Distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements give our current expectations of forecasts of future events. They include statements regarding our anticipated future operating and financial performance. Although we believe the expectations and statements reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions, by inaccurate information from third parties, or by known or unknown risks and uncertainties.

Cavanal Hill Money Market Funds (Unaudited)

Investment Risks

You could lose money by investing in the Funds. Although the Funds seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Funds may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Funds’ liquidity falls below required minimums because of market conditions or other factors. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Market Conditions

For much of the period, markets believed the Federal Open Market Committee (FOMC) would continue its campaign of gradually raising the federal funds target rate into the reasonably foreseeable future. However, 2019 saw sentiment change, due to trade tensions with China and Mexico, the Treasury yield curve inversion, and fears of economic softening. As a result, investors faced a changing environment, in which it became increasingly likely that rates might fall.

During the Funds’ fiscal year, the FOMC raised interest rates twice: in September 2018 and December 2018. The federal funds target rate stayed at 2.25%-2.50% after the December move, and was lowered 25 basis points (0.25%) to 2% - 2.25% in July 2019.

The Cavanal Hill U.S. Treasury Fund and the Cavanal Hill Government Securities Money Market Fund

We kept maturities relatively short in our money market funds for the portion of the year in which it appeared that interest rates would continue to climb. This helped the Funds quickly adjust to higher rates. Overnight repurchase agreements, in particular, immediately reflected higher levels after FOMC rate hikes. As 2019 progressed, however, we added some longer-term positions, such as coupon Treasuries, to help lock in higher yields for a longer period. A dearth of higher-yielding agency debt meant that the Government Securities Money Market Fund tended to have substantial Treasury positions at times.*

In September 2018, both money market funds began using Fixed Income Clearing Corp-sponsored repurchase agreements (repos), which considerably broadened our list of available repo dealers. In fact, by mid-2019, FICC was the single largest repo counterparty used by money market funds nationwide.*

The financial industry’s initiative to move away from London Interbank Offered Rate1 continued, as Secured Overnight Financing1 (SOFR)-based floaters became more popular and accepted in the money market fund industry. Our Government Securities Money Market Fund purchased a number of SOFR-based floaters during the period.*

As of August 1, 2019, nationwide money market fund assets YTD had risen by $408.6 billion, up 12.7%.

OUTLOOK

Maintaining high-credit quality and liquidity remain the primary objectives of our money market funds. In our opinion, the Federal Reserve Board’s approach to interest rate policy going forward will be of paramount importance to investors. We do not expect the FOMC to raise rates in the near future, and believe they may well lower rates somewhat further. Against this backdrop, we will continue to position our portfolios to reflect our view of the upcoming yield environment. We believe our current maturity positioning is appropriate considering our expectations, and intend to adjust each Fund’s weighted average maturity and portfolio mix as necessary.*

1	London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market. Secured Overnight Financing Rate (SOFR) is a measure of the cost of borrowing cash overnight collateralized by Treasury securities, the benchmark is fully transaction-based, founded on a robust underlying market-actual transaction level data is provided by Bank of New York Mellon and an affiliate of the Depository Trust & Clearing Corporation, DTCC Solutions LLC.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Limited Duration Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average duration of no longer than 3.5 years.

For the 12-month period ended August 31, 2019, the Limited Duration Fund A Shares (at NAV) returned 4.57%; Investor Shares returned 4.56%, while the Institutional Shares returned 4.94%. The Fund’s benchmark, the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index posted a total return of 5.99%.

Market Conditions

U.S. fixed income markets posted strong returns over the past 12 months, with the Bloomberg Barclays U.S. Aggregate Bond Index1 returning 10.17%. The performance was remarkable given the low absolute level of interest rates. We saw large declines in Treasury yields across the curve, with the 2-year yield down 112 basis points (1.12%), the 5-year yield down 135 basis points (1.35%), the 10-year yield down 136 basis points (1.36%), and the 30-year yield down 105 basis points (1.05%). The continued strength in the U.S. dollar and the weakness in commodities led to further declines in inflation expectations, with the 10-year Treasury Inflation-Protected Securities breakeven rate falling 55 basis points (0.55%), ending the period at 1.54%.

Despite significant weakness in December 2018, corporate bonds were a star performer, with the corporate1 portion of the Aggregate bond index returning 13.33%. However, the Baa-rated portion of the Aggregate bond index returned 13.94%; high-yield corporate bonds did not fare as well, with only a 6.56% return for the Bloomberg Barclays U.S. Corporate High Yield Index1. This reflects the move by investors to the relative “safety” of investment-grade credit.

Outside of corporate credit, the returns were driven by duration. The commercial mortgage-backed securities1 portion of the Aggregate index, which shares characteristics of corporate credit, returned 10.72%. In contrast, the asset-backed securities1 portion returned only 5.54% (low-duration assets), and the mortgage-backed securities1 (MBS) portion returned just 7.06% (negative convexity).

The Federal Reserve Board (the Fed) increased the federal funds rate by 0.25% in September 2018 and then another 0.25% in December 2018. The Fed has since reversed course, taking one of the hikes back in July 2019 and another 0.25% in September 2019. Though the Fed has given up on its rate hike cycle, U.S. rates remain high relative to other developed economies, contributing to the U.S. dollar’s strength.

FUND STRATEGY

We remained modestly long in the Fund. We maintained the higher-quality bias versus the benchmark as we continued to underweight Baa-rated securities. We also remained significantly underweight to the corporate sector.*

The Fund’s Institutional Shares underperformed the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/ Government Index by 105 basis points (1.05%) for the period, driven largely by the underweighting of corporate bonds, and the Baa-sector in particular. Baa-rated bonds outperformed the overall fixed-income market significantly for the year, so any underweight would have been difficult to overcome, and our exposure to the sector is very low. The Fund’s longer duration provided some help, but this was completely overwhelmed by the portfolio’s lack of corporate credit risk.*

Our large allocations to the securitized sector (agency and non-agency ABS/MBS) were a hindrance. The prepayment risk embedded in most of these securities can cause them to underperform in times of interest rate volatility.*

OUTLOOK

The Fed’s two interest rate hikes in the back half of 2018 now appear to be errors, with one hike taken back in July 2019, and the other reversed in September 2019. The extra rate hikes have warped the yield curve, causing multiple inversions across various maturities. The Fed seems relatively unconcerned with the shape of the curve and has not been inclined to lower rates quickly. The yield on the 30-year Treasury is lower than the Fed’s short-term policy rate, indicating monetary policy is currently restrictive. Restrictive monetary policy leads to slower growth and lower inflation.

While the reason for a potential oncoming recession may be classic in the sense that the Fed was too aggressive and appears to have inadvertently hastened the onset of the slowdown, we believe the outcomes are certain to be unique. Given the benign outlook priced into corporate credit and the equity market, both look to be candidates for rapid price declines.

Navigating credit risk is likely to be the largest driver of performance over the coming year. Yields are low, credit spreads are tight, and we believe the odds of the U.S. economy going into a recession are rising rapidly. Our goal is to stay very high quality and highly liquid in the portfolio, to be prepared for the any turbulence.*

1	Bloomberg Barclays U.S. Aggregate Bond Index measures the investment-grade, USD-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. Bloomberg Barclays U.S. Intermediate Aggregate Bond Index represents securities in the intermediate maturity range from one year up to (but not including) 10 years. The securities in the index are SEC registered, taxable, and USD denominated. The index covers the U.S. investment-grade fixed-bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Bloomberg Barclays Corporate Investment Grade Index covers USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate indices. Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets (EM) country of risk, based on Barclays EM country definition, are excluded. Bloomberg Barclays U.S. Mortgage-Backed Securities tracks agency mortgage pass-through securities (no longer incorporates hybrid ARM) guaranteed by Ginnie Mae (GNMA), Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. These indexes are unmanaged and do not reflect the fees and expenses associated with a mutual fund. An investor cannot invest directly in an index.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Limited Duration Fund (Unaudited)

Index Description

The performance of the Limited Duration Fund is measured against the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index, an unmanaged index that is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Funds’ prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

For the periods ended 8/31/19	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	4.57%	1.60%	3.16%
A Shares (with 2.00% maximum load)[1]	2.50%	1.19%	2.95%
Investor Shares	4.56%	1.57%	3.13%
Institutional Shares	4.94%	1.88%	3.42%
ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index	5.99%	2.04%	2.26%
Lipper Short Investment Grade Debt Funds Average[2]	4.26%	1.68%	2.21%

Expense Ratio

Gross
A Shares	0.84%
Investor Shares	0.99%
Institutional Shares	0.74%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2019.

The above expense ratios are from the Funds’ prospectus dated December 26, 2018. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2019 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Moderate Duration Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average duration of no longer than 5 years.

For the 12-month period ended August 31, 2019, the Moderate Duration Fund A Shares (at NAV) returned 5.63%; Investor Shares returned 5.54%, while the Institutional Shares returned 5.90%. The Fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, showed total return of 7.82%.

Market Conditions

U.S. fixed income markets posted strong returns over the past 12 months, with the Bloomberg Barclays U.S. Aggregate Bond Index1 returning 10.17%. The performance was remarkable given the low absolute level of interest rates. We saw large declines in Treasury yields across the curve, with the 2-year yield down 112 basis points (1.12%), the 5-year yield down 135 basis points (1.35%), the 10-year yield down 136 basis points (1.36%), and the 30-year yield down 105 basis points (1.05%). The continued strength in the U.S. dollar and the weakness in commodities led to further declines in inflation expectations, with the 10-year Treasury Inflation-Protected Securities breakeven rate falling 55 basis points (0.55%), ending the period at 1.54%.

Despite significant weakness in December 2018, corporate bonds were a star performer, with the corporate1 portion of the Aggregate bond index returning 13.33%. However, the Baa-rated portion of the Aggregate bond index returned 13.94%; high-yield corporate bonds did not fare as well, with only a 6.56% return for the Bloomberg Barclays U.S. Corporate High Yield Index1. This reflects the move by investors to the relative “safety” of investment-grade credit.

Outside of corporate credit, the returns were driven by duration. The commercial mortgage-backed securities1 portion of the Aggregate index, which shares characteristics of corporate credit, returned 10.72%. In contrast, the asset-backed securities1 portion returned only 5.54% (low-duration assets), and the mortgage-backed securities1 (MBS) portion returned just 7.06% (negative convexity).

The Federal Reserve Board (the Fed) increased the federal funds rate by 0.25% in September 2018 and then another 0.25% in December 2018. The Fed has since reversed course, taking one of the hikes back in July 2019 and another 0.25% in September 2019. Though the Fed has given up on its rate hike cycle, U.S. rates remain high relative to other developed economies, contributing to the U.S. dollar’s strength.

FUND STRATEGY

We remained modestly short in the Fund versus our benchmark. We maintained the higher-quality bias versus the benchmark as we continued to underweight Baa-rated securities. We also remained significantly underweight to the corporate sector. The Fund’s Institutional Shares underperformed Bloomberg Barclays U.S. Intermediate Aggregate Bond Index by 192 basis points (1.92%) for the period.*

Largely the underweighting of corporate bonds, and in particular, the Baa-sector, drove the Fund’s underperformance. The Baa-rated portion of the Aggregate Bond Index returned over 13% for the year, so any underweight would have been difficult to overcome, and our exposure to the sector is very low. The Fund’s shorter duration position was a headwind, though this factor was much less significant than the portfolio’s lack of exposure to corporate bonds.*

Our large allocations to the securitized sector (agency and non-agency ABS/MBS) were a hindrance. The prepayment risk embedded in most of these securities can cause them to underperform in times of interest rate volatility.*

OUTLOOK

The Fed’s two interest rate hikes in the back half of 2018 now appear to be errors, with one hike taken back in July 2019, and the other reversed in September 2019. The extra rate hikes have warped the yield curve, causing multiple inversions across various maturities. The Fed seems relatively unconcerned with the shape of the curve and has not been inclined to lower rates quickly. The yield on the 30-year Treasury is lower than the Fed’s short-term policy rate, indicating monetary policy is currently restrictive. Restrictive monetary policy leads to slower growth and lower inflation.

While the reason for a potential oncoming recession may be classic in the sense that the Fed was too aggressive and appears to have inadvertently hastened the onset of the slowdown, we believe the outcomes are certain to be unique. Given the benign outlook priced into corporate credit and the equity market, both look to be candidates for rapid price declines.

Navigating credit risk is likely to be the largest driver of performance over the coming year. Yields are low, credit spreads are tight, and we believe the odds of the U.S. economy going into a recession are rising rapidly. Our goal is to stay very high quality and highly liquid in the portfolio, to be prepared for the any turbulence.*

1	Bloomberg Barclays U.S. Aggregate Bond Index measures the investment-grade, USD-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. Bloomberg Barclays U.S. Intermediate Aggregate Bond Index represents securities in the intermediate maturity range from one year up to (but not including) 10 years. The securities in the index are SEC registered, taxable, and USD denominated. The index covers the U.S. investment-grade fixed-bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Bloomberg Barclays Corporate Investment Grade Index covers USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate indices. Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets (EM) country of risk, based on Barclays EM country definition, are excluded. Bloomberg Barclays U.S. Mortgage-Backed Securities tracks agency mortgage pass-through securities (no longer incorporates hybrid ARM) guaranteed by Ginnie Mae (GNMA), Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. These indexes are unmanaged and do not reflect the fees and expenses associated with a mutual fund. An investor cannot invest directly in an index.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Moderate Duration Fund (Unaudited)

Index Description

The performance of the Moderate Duration Fund is measured against the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, an unmanaged index that is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Intermediate-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

For the periods ended 8/31/19	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	5.63%	1.89%	4.89%
A Shares (with 2.00% maximum load)[1]	3.53%	1.47%	4.68%
Investor Shares	5.54%	1.84%	4.85%
Institutional Shares	5.90%	2.13%	5.13%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	7.82%	2.70%	3.27%
Lipper Short-Intermediate Investment Grade Debt Funds Average[2]	5.38%	1.86%	2.79%

Expense Ratio

Gross
A Shares	1.20%
Investor Shares	1.35%
Institutional Shares	1.10%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2019.

The above expense ratios are from the Funds’ prospectus dated December 26, 2018. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2019 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Bond Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average maturity of three years or more, and generally no longer than 10 years.

For the 12-month period ended August 31, 2019, the Bond Fund A Shares (at NAV) returned 9.11%; the Investor Shares returned 8.96%; and the Institutional Shares returned 9.28%. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, showed a total return of 10.17%.

Market Conditions

U.S. fixed income markets posted strong returns over the past 12 months, with the Bloomberg Barclays U.S. Aggregate Bond Index1 returning 10.17%. The performance was remarkable given the low absolute level of interest rates. We saw large declines in Treasury yields across the curve, with the 2-year yield down 112 basis points (1.12%), the 5-year yield down 135 basis points (1.35%), the 10-year yield down 136 basis points (1.36%), and the 30-year yield down 105 basis points (1.05%). The continued strength in the U.S. dollar and the weakness in commodities led to further declines in inflation expectations, with the 10-year Treasury Inflation-Protected Securities breakeven rate falling 55 basis points (0.55%), ending the period at 1.54%.

Despite significant weakness in December 2018, corporate bonds were a star performer, with the corporate1 portion of the Aggregate bond index returning 13.33%. However, the Baa-rated portion of the Aggregate bond index returned 13.94%; high-yield corporate bonds did not fare as well, with only a 6.56% return for the Bloomberg Barclays U.S. Corporate High Yield Index1. This reflects the move by investors to the relative “safety” of investment-grade credit.

Outside of corporate credit, the returns were driven by duration. The commercial mortgage-backed securities1 portion of the Aggregate index, which shares characteristics of corporate credit, returned 10.72%. In contrast, the asset-backed securities1 portion returned only 5.54% (low-duration assets), and the mortgage-backed securities1 (MBS) portion returned just 7.06% (negative convexity).

The Federal Reserve Board (the Fed) increased the federal funds rate by 0.25% in September 2018 and then another 0.25% in December 2018. The Fed has since reversed course, taking one of the hikes back in July 2019 and another 0.25% in September 2019. Though the Fed has given up on its rate hike cycle, U.S. rates remain high relative to other developed economies, contributing to the U.S. dollar’s strength.

FUND STRATEGY

We remained modestly short in the Fund versus our benchmark. We maintained the higher-quality bias versus the benchmark as we continued to underweight Baa-rated securities. We also remained significantly underweight to the corporate sector. The Fund’s Institutional Shares underperformed the Bloomberg Barclays U.S. Aggregate Bond Index by 89 basis points (0.89%) for the period.*

Largely the underweighting of corporate bonds, and in particular, the Baa-sector, drove the Fund’s underperformance. The Baa-rated portion of the Aggregate Bond Index returned over 13% for the year, so any underweight would have been difficult to overcome, and our exposure to the sector is very low. The Fund’s shorter duration position was a headwind, though this factor was much less significant than the portfolio’s lack of exposure to corporate bonds.*

Our large allocations to the securitized sector (agency and non-agency ABS/MBS) were a hindrance. The prepayment risk embedded in most of these securities can cause them to underperform in times of interest rate volatility.*

OUTLOOK

The Fed’s two interest rate hikes in the back half of 2018 now appear to be errors, with one hike taken back in July 2019, and the other reversed in September 2019. The extra rate hikes have warped the yield curve, causing multiple inversions across various maturities. The Fed seems relatively unconcerned with the shape of the curve and has not been inclined to lower rates quickly. The yield on the 30-year Treasury is lower than the Fed’s short-term policy rate, indicating monetary policy is currently restrictive. Restrictive monetary policy leads to slower growth and lower inflation.

While the reason for a potential oncoming recession may be classic in the sense that the Fed was too aggressive and appears to have inadvertently hastened the onset of the slowdown, we believe the outcomes are certain to be unique. Given the benign outlook priced into corporate credit and the equity market, both look to be candidates for rapid price declines.

Navigating credit risk is likely to be the largest driver of performance over the coming year. Yields are low, credit spreads are tight, and we believe the odds of the U.S. economy going into a recession are rising rapidly. Our goal is to stay very high quality and highly liquid in the portfolio, to be prepared for the any turbulence.*

1	Bloomberg Barclays U.S. Aggregate Bond Index measures the investment-grade, USD-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. Bloomberg Barclays U.S. Intermediate Aggregate Bond Index represents securities in the intermediate maturity range from one year up to (but not including) 10 years. The securities in the index are SEC registered, taxable, and USD denominated. The index covers the U.S. investment-grade fixed-bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Bloomberg Barclays Corporate Investment Grade Index covers USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate indices. Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets (EM) country of risk, based on Barclays EM country definition, are excluded. Bloomberg Barclays U.S. Mortgage-Backed Securities tracks agency mortgage pass-through securities (no longer incorporates hybrid ARM) guaranteed by Ginnie Mae (GNMA), Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. These indexes are unmanaged and do not reflect the fees and expenses associated with a mutual fund. An investor cannot invest directly in an index.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Bond Fund (Unaudited)

Index Description

The performance of the Bond Fund is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index that is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/19	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	9.11%	2.49%	4.65%
A Shares (with 2.00% maximum load)[1]	6.91%	2.07%	4.44%
Investor Shares	8.96%	2.49%	4.63%
Institutional Shares	9.28%	2.72%	4.88%
Bloomberg Barclays U.S. Aggregate Bond Index	10.17%	3.35%	3.91%
Lipper Core Bond Funds Average[2]	9.43%	3.00%	4.08%

Expense Ratio
			Gross
A Shares			0.84%
Investor Shares			0.99%
Institutional Shares			0.74%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2019.

The above expense ratios are from the Funds’ prospectus dated December 26, 2018. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2019 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Strategic Enhanced Yield Fund (Unaudited)

Fund Goal

The Fund is designed to be an opportunistic, multi-sector fixed income investment. The investment team attempts to shift allocations into areas that we believe provide the best risk/reward profiles. The Fund typically has a meaningful allocation to mortgage-backed securities and other securitized products, and the Fund has the freedom to invest in a broad range of credit ratings and durations.

For the 12-month period ended August 31, 2019, the Strategic Enhanced Yield Fund A Shares (at NAV) returned 9.05% the Investor Shares returned 8.96% and the Institutional Shares returned 9.21% The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, showed a total return of 10.17%.

Market Conditions

U.S. fixed income markets posted strong returns over the past 12 months, with the Bloomberg Barclays U.S. Aggregate Bond Index1 returning 10.17%. The performance was remarkable given the low absolute level of interest rates. We saw large declines in Treasury yields across the curve, with the 2-year yield down 112 basis points (1.12%), the 5-year yield down 135 basis points (1.35%), the 10-year yield down 136 basis points (1.36%), and the 30-year yield down 105 basis points (1.05%). The continued strength in the U.S. dollar and the weakness in commodities led to further declines in inflation expectations, with the 10-year Treasury Inflation-Protected Securities breakeven rate falling 55 basis points (0.55%), ending the period at 1.54%.

Despite significant weakness in December 2018, corporate bonds were a star performer, with the corporate1 portion of the Aggregate bond index returning 13.33%. However, the Baa-rated portion of the Aggregate bond index returned 13.94%; high-yield corporate bonds did not fare as well, with only a 6.56% return for the Bloomberg Barclays U.S. Corporate High Yield Index1. This reflects the move by investors to the relative “safety” of investment-grade credit.

Outside of corporate credit, the returns were driven by duration. The commercial mortgage-backed securities1 portion of the Aggregate index, which shares characteristics of corporate credit, returned 10.72%. In contrast, the asset-backed securities1 portion returned only 5.54% (low-duration assets), and the mortgage-backed securities1 (MBS) portion returned just 7.06% (negative convexity).

The Federal Reserve Board (the Fed) increased the federal funds rate by 0.25% in September 2018 and then another 0.25% in December 2018. The Fed has since reversed course, taking one of the hikes back in July 2019 and another 0.25% in September 2019. Though the Fed has given up on its rate hike cycle, U.S. rates remain high relative to other developed economies, contributing to the U.S. dollar’s strength.

Fund Strategy

Given our below-consensus view of economic prospects, we had a long duration position and were heavily underweight the corporate sector. We continued to have a heavy weighting to non-agency MBS/ABS, preferring the credit risk in that sector to the corporate sector.*

The Fund’s Institutional Shares underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, by 96 basis points (0.96%) this year, driven by the large underweight to the corporate sector, in particular the Baa-rated portion. Our long duration position was a tailwind as rates fell, but it was not enough to make up for the corporate underweight. The Baa-rated portion of the Aggregate Bond Index returned over 13% for the period, a very difficult number to overcome.*

Our large allocation to the securitized sector at the expense of corporates was also a headwind. The prepayment risk embedded in the securities will often cause them to underperform during times of interest rate volatility.*

Outlook

The Fed’s two interest rate hikes in the back half of 2018 now appear to be errors, with one hike taken back in July 2019, and the other reversed in September 2019. The extra rate hikes have warped the yield curve, causing multiple inversions across various maturities. The Fed seems relatively unconcerned with the shape of the curve and has not been inclined to lower rates quickly. The yield on the 30-year Treasury is lower than the Fed’s short-term policy rate, indicating monetary policy is currently restrictive. Restrictive monetary policy leads to slower growth and lower inflation.

While the reason for a potential oncoming recession may be classic in the sense that the Fed was too aggressive and appears to have inadvertently hastened the onset of the slowdown, we believe the outcomes are certain to be unique. Given the benign outlook priced into corporate credit and the equity market, both look to be candidates for rapid price declines.

Navigating credit risk is likely to be the largest driver of performance over the coming year. Yields are low, credit spreads are tight, and we believe the odds of the U.S. economy going into a recession are rising rapidly. Our goal is to stay very high quality and highly liquid in the portfolio, to be prepared for the any turbulence.*

1	Bloomberg Barclays U.S. Aggregate Bond Index measures the investment-grade, USD-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. Bloomberg Barclays U.S. Intermediate Aggregate Bond Index represents securities in the intermediate maturity range from one year up to (but not including) 10 years. The securities in the index are SEC registered, taxable, and USD denominated. The index covers the U.S. investment-grade fixed-bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Bloomberg Barclays Corporate Investment Grade Index covers USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate indices. Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets (EM) country of risk, based on Barclays EM country definition, are excluded. Bloomberg Barclays U.S. Mortgage-Backed Securities tracks agency mortgage pass-through securities (no longer incorporates hybrid ARM) guaranteed by Ginnie Mae (GNMA), Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. These indexes are unmanaged and do not reflect the fees and expenses associated with a mutual fund. An investor cannot invest directly in an index.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Strategic Enhanced Yield Fund (Unaudited)

Index Description

The performance of the Strategic Enhanced Yield Fund is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index that is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
		Since
		Inception
For the periods ended 8/31/19	1 Year	(12/26/17)
A Shares (at NAV)[1]	9.05%	6.29%
A Shares (with 2.00% maximum load)[1]	6.90%	5.05%
Investor Shares	8.96%	6.53%
Institutional Shares	9.21%	6.56%
Bloomberg Barclays U.S. Aggregate Bond Index	10.17%	5.57%
Lipper Multi-Sector Income Funds Average[2]	6.88%	3.96%

Expense Ratio
		Gross
A Shares		13.50%
Investor Shares		13.65%
Institutional Shares		13.40%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2019.

The above expense ratios are from the Funds’ prospectus dated December 26, 2018. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2019 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2017.

The Cavanal Hill Ultra Short Tax-Free Fund (Unaudited)

Fund Goal

The goal of the Fund is to generate current income that is exempt from federal income taxes by investing primarily in a diversified portfolio of municipal securities. To pursue its objective, this Fund invests in securities exempt from federal taxes and consists of a mix of Variable Rate Demand Notes (VRDN), which provide daily or weekly liquidity, as well as fixed rate paper; the Fund will have a weighted average maturity of one year or less.

For the 12-month period ended August 31, 2019, the Ultra Short Tax-Free Fund A Shares (at NAV) returned 0.36%; the Investor Shares returned 1.35% and the Institutional Shares returned 1.50%. The Fund’s benchmark, the Bloomberg Barclays 1-Year Municipal Bond Index, showed a total return of 2.66%.

Market Conditions

It was a tale of two halves for the 12-month period ended August 31, 2019: The first half was one of optimism about the economy, as the U.S. gross domestic product (GDP)1 had grown an annualized 3.5% in the second quarter of 2018, followed by 2.9% in the third quarter. The Federal Reserve Board (the Fed) raised the overnight lending rate for the fourth time in 2018 at the December Federal Open Market Committee (FOMC) meeting and indicated that there would be more hikes in 2019.

The tone of both the market and the Fed changed once the calendar flipped to 2019. Fourth-quarter GDP, released in late January, dropped to 1.1%. The U.S.-China trade war caused further uncertainty and a flight to quality in fixed income markets. The Fed responded by indicating that not only was it unlikely to raise rates in 2019, but a cut was now likely. The Fed held off on the cut until the July 31 FOMC meeting, despite pressure from President Trump.

Yields in the short end of the municipal bond market tracked the Treasury market’s downward move as the 12-month period progressed, as yields in the 1-year fixed-rate maturity range fell about 100 basis points (1.00%) from their peak in early November.

The key opportunities in the short end of the muni market came early in the period, as yields on 1-year fixed-rate bonds reached their early November peak, before declining steadily for the rest of the period.

The variable rate demand note (VRDN) market was more volatile than usual, but it provided periodic buying opportunities: The SIMFA Index1 rate, an average of VRDN yields, peaked in late April before falling about 100 basis points (1.00%). It made another dramatic move higher in late June, followed by yields hitting their low point for the year in early July.

Deploying cash in the short end of the muni market was challenging not only due to a falling rate environment in fixed-rate securities, but also from a record pace of inflows into municipal bond funds, which created strong demand for new issuance and kept yields suppressed, especially relative to taxable alternatives.

Fund Strategy

The Fund maintained a mix of fixed-rate and variable-rate bonds throughout the period. At times during the period, it proved to be effective as VRDN rates spiked, but overall, it was ineffective relative to the Fund’s benchmark because of our shorter duration.*

Outlook

The Fed has indicated it will continue to lower the overnight lending rate if needed in the coming months. The Fed is always “data dependent,” but the trade war is clearly an important issue that both the Fed and market participants will be watching closely. Most economists see the trade war as a drag on the economy, so if it drags out, that will most likely force the Fed to continue to cut rates. However, a resolution in the near future could provide a boost for the economy and allow the Fed to pause the easing cycle. The short end of the muni market will move in conjunction with the Treasury market, so any Fed moves will affect yields on fixed-rate bonds as well as VRDNs.

The Fund will look to take advantage of any buying opportunities when they arise to extend the duration. Although the market expects the Fed to continue to cut rates, the supply/demand dynamic is a big driver in the short end of the municipal market and could present windows to help lock in attractive fixed-rate yields. Purchasing fixed-rate securities will also enable the Fund to lighten its exposure to VRDNs, whose yields will be affected by Fed rate cuts.*

1	Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property within the respective country/economic region. Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, produced by Municipal Market Data (MMD), which is a 7-day high-grade market index comprised of tax-exempt variable rated demand obligations (VRDO’s) from MMD’s extensive database. SIFMA is a leading securities industry trade group representing securities firms, banks, and asset management companies in the U.S. and Hong Kong.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Ultra Short Tax-Free Fund (Unaudited)

Index Description

The performance of the Ultra Short Tax-Free Fund is measured against the Bloomberg Barclays 1-Year Municipal Bond Index, an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates. The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
		Since
		Inception
For the periods ended 8/31/19	1 Year	(12/26/17)
A Shares (at NAV)[1]	0.36%	0.28%
A Shares (with 1.00% maximum load)[1]	-0.63%	-0.32%
Investor Shares	1.35%	0.89%
Institutional Shares	1.50%	1.28%
Bloomberg Barclays 1-Year Municipal Bond Index	2.66%	2.23%
Lipper Short Municipal Debt Funds Average[2]	3.01%	2.28%

Expense Ratio
		Gross
A Shares		2.21%
Investor Shares		2.36%
Institutional Shares		2.11%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2019.

The above expense ratios are from the Funds’ prospectus dated December 26, 2018. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2019 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2017.

The Cavanal Hill Active Core Fund (Unaudited)

Fund Goal

We seek to construct a balanced portfolio of equities and bonds that is broadly diversified to attempt to control risk. Our diversification strategy is multi-dimensional across stock and bond asset classes, growth and value styles, and small capitalization and large capitalization stocks.

For the 12-month period ended August 31, 2019, the Active Core Fund A Shares (at NAV) posted a total return of 3.59%; the C Shares returned 2.87%; the Investor Shares returned 3.67%, and the Institutional Shares returned 4.00%. The Fund’s benchmarks, the Russell 1000® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.49% and 10.17%, respectively.

Market Conditions

U.S. economic growth has remained positive, with quarterly annualized growth of 3.5% in the second quarter of 2018, followed by 2.9% in the third quarter. Although manufacturing activity has slowed substantially, unemployment remains very low and wages have increased.

Equity markets pulled back sharply in the fourth quarter of 2018 on fears that the U.S. Federal Reserve Board (the Fed) would tighten too much in the face of slower economic growth and rising trade tension. However, early in 2019, the Fed signaled its intent to be more accommodative, which boosted markets. The Fed went further in July with a 0.25% rate cut, with another cut in September 2019.

Trade issues were a major swing factor for the year. Repeatedly, signs of progress on a deal with China, or lack thereof, moved markets significantly. Foreign economies have slowed more than the U.S., leading to more stimulative policies than the U.S. Brexit also remains a market concern. The strengthening U.S. dollar and weakness in oil prices created more volatility.

U.S. equities fared better than international equities. U.S. growth stocks outperformed value stocks, while large- and mid-cap stocks posted better results than small- and micro-caps, which struggled to perform well over sustained periods. Despite brief “risk-on” rallies, the over-arching theme has been to sell small-cap stocks and buy mega caps in search of stability. Despite some market shifts, the primary theme was a preference for lower-risk, more defensive stocks over high-beta1, cyclical ones.

Fund Strategy

We maintained a diversified portfolio, continuing to emphasize equities, which made up approximately 45.9% of the Fund’s portfolio at the end of the 12-month period, compared with 50.4% at the end of August 2018. Fixed-income securities represented approximately 44.2% of the portfolio, compared with 40.6% at the end of August 2018. The rest of the Fund was in cash and mutual funds.*

Within the equity portfolio, we continued to invest in a variety of domestic U.S. and international stocks, including developed and emerging market stocks, which generally posted muted performance for the period. Within the U.S. market, large-cap stocks outperformed mid- and small-cap stocks, and growth stocks continued to outperform value stocks. The Russell 3000® Growth Index1 rose 3.09% versus the total return of -0.56% for the Russell 3000® Value Index1. We maintained broad style exposure, investing in large- and mid-cap stocks within the core value and growth styles. We also held a modest allocation to non-U.S. stocks. *

Within fixed income, we maintained a higher-quality bias versus the benchmark as we continued to underweight Baa-rated securities. We also remained significantly underweight to the corporate sector. The Fund’s fixed income portion underperformed its index, driven largely by the underweighting of corporate bonds, and the Baa-sector in particular, which performed very strongly. Our large allocations to the securitized sector (agency and non-agency ABS/MBS) detracted. The prepayment risk embedded in most of these securities can cause them to underperform in times of interest rate volatility. The MBS1 portion of the Aggregate Bond Index returned only 7.06% versus 10.17% for the index overall.*

Outlook

Economic growth slowed in the U.S. and globally in 2019. The Fed’s recent willingness to cut rates points to potential economic weakness. The U.S.-China trade dispute is unresolved. The 2020 presidential campaign will complicate matters further. This environment appears to be challenging for equity returns. We believe that themes surrounding growth, profitability, and quality will perform well. However, we expect higher volatility and more muted returns. Therefore, we believe it best to reduce risk and exposure to market volatility.

While the reason for a potential recession may be classic in the sense that the Fed was too aggressive and may have inadvertently hastened the onset of the slowdown, the outcomes are certain to be unique. Given the benign outlook priced into corporate credit and the equity market, both are at risk of rapid price declines.

Navigating credit risk is likely to be critically important. Yields are low, credit spreads are tight, and we believe the odds of the U.S. economy going into a recession are rising rapidly. Our goal is to stay very high quality and highly liquid in the portfolio.*

1	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole, beta is used in the capital asset pricing model, which calculates the expected return of an asset based on its beta and expected market returns. Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® Index. The Russell 3000® Growth Index includes companies that display signs of above average growth, exhibit higher price-to-book, and forecasted earnings. Russell 3000® Value Index is a market capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000® Index, included in the index are stocks from the Russell 3000 with lower price-to-book ratios and lower expected growth rates. Bloomberg Barclays U.S. Mortgage-Backed Securities tracks agency mortgage pass-through securities (no longer incorporates hybrid ARM) guaranteed by Ginnie Mae (GNMA), Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. These indexes are unmanaged and do not reflect the fees and expenses associated with a mutual fund. An investor cannot invest directly in an index.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Active Core Fund (Unaudited)

Index Description

The performance of the Active Core Fund is measured against the Russell 1000® Index and the Bloomberg Barclays U.S. Aggregate Bond Index. The Russell 1000® Index, which measures the performance of the large-cap segment of the U.S. equity universe, is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. These indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. The Fund invests in foreign and emerging market securities, which involves certain risks such as currency volatility, political and social instability, and reduced market liquidity. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. Because an ETF charges its own fees and expenses, Fund shareholders will indirectly bear these costs. The use of leverage in an ETF can magnify any price movements, resulting in high volatility. An inverse ETF seeks to provide returns that are the opposite of the underlying referenced financial asset, index, or commodity’s returns. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/19	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	3.59%	5.13%	7.92%
A Shares (with 2.00% maximum load)[1]	1.49%	4.71%	7.71%
C Shares[1]	2.87%	4.44%	7.58%
Investor Shares	3.67%	5.22%	7.98%
Institutional Shares	4.00%	5.45%	8.23%
Russell 1000® Index	2.49%	9.85%	13.49%
Bloomberg Barclays U.S. Aggregate Bond Index	10.17%	3.35%	3.91%
Lipper Mixed-Asset Target Allocation Moderate Funds Average[2]	2.98%	4.32%	7.21%

Expense Ratio
			Gross
A Shares			1.24%
C Shares			2.14%
Investor Shares			1.39%
Institutional Shares			1.14%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2019.

The above expense ratios are from the Funds’ prospectus dated December 26, 2018. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2019 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. Class A Shares and Class C Shares performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior May 2, 2011 and December 31, 2014, respectively. The A Shares and C Shares began presenting performance linked to the Investor Class in September of 2011 and since inception, respectively. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%, and C Shares bear a 12b-1 fee of 1.00%. Investor Shares, Institutional Shares and C Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences are reflected in the performance information. Accordingly, had A Shares and C Shares of the Fund been offered for periods May 2, 2011 and December 31, 2014, respectively, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Mid Cap Core Equity Fund (Unaudited)

Fund Goal

We seek to provide total return, net of taxes, by investing at least 80% of net assets in a diversified portfolio of common stocks of mid-cap U.S. companies. The Fund defines Mid-Cap securities as those that are included in the Russell MidCap® Index at the time of purchase.

For the 12-month period ended August 31, 2019, the Mid Cap Core Equity Fund’s A Shares (at NAV) posted a total return of -1.50%; the C Shares returned -1.51%; the Investor Shares returned -1.59% and the Institutional Shares posted a total return of -1.32%. The Fund’s benchmark, the Russell MidCap® Index returned 0.54%.

Markets were strong over this period so any cash holdings were a drag on performance. In terms of specific stocks and sectors, homebuilders and retail/apparel stocks were the primary reason for the Fund’s relative underperformance.*

Market Conditions

U.S. economic growth has remained positive, with quarterly annualized growth of 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter. Manufacturing activity has slowed substantially, but unemployment remains very low and wages have increased.

Equity markets pulled back sharply in the fourth quarter of 2018 on fears that the U.S. Federal Reserve Board (the Fed) would tighten too much in the face of slower economic growth and rising trade tension. However, early in 2019, the Fed signaled its intent to be more accommodative, which boosted markets. The Fed went further in July with a 0.25% rate cut, with another cut in September 2019.

Trade issues were a major swing factor for the year. Repeatedly, signs of progress on a deal with China, or lack thereof, moved markets significantly. The strengthening U.S. dollar and weakness in oil prices created more volatility.

U.S. equities fared better than international equities. U.S. growth stocks tended to outperform value stocks. Large- and mid-cap stocks also posted better results than small- and micro-caps. Despite some market shifts, the primary theme was a preference for lower-risk, more defensive stocks over high-beta1, cyclical ones. Utilities and consumer staples led while materials and energy lagged. Overall, investors sought safety in defensive, large-and mega-cap growth stocks.

Foreign economies have slowed more than the U.S., leading to more stimulative policies than the U.S. Brexit remains a market concern along with U.S.- China trade tensions.

Cyclical, higher-risk areas of the market lagged, with the energy and materials sectors trailing by a wide margin. Healthcare was hurt by potential fallout from the 2020 election. Small caps struggled to perform well over sustained periods. Despite brief “risk-on” rallies, the over-arching theme has been to sell small-cap stocks and buy mega caps in search of stability.

FUND STRATEGY

This year we sought exposure to areas that would benefit from continued economic activity, but that are less sensitive to a cyclical slowdown. We are in line with the benchmark in terms of market cap. We leaned on sector overweights to technology and industrials, with a slight overweight to healthcare. Conversely, we had underweights to utilities, financials, and consumer discretionary. Overall, sector allocation netted out close to zero. Utilities were surprisingly strong, and an underweight in that sector had a more negative impact.*

Our style allocation, on the other hand, contributed. Exposure to growth, lower risk, and momentum themes was positive. A tilt toward more profitable companies hurt performance, but in total, style allocations added 133 basis points (1.33%).*

Despite the negative sentiment in healthcare caused by 2020 election pressures, our stock picks in that sector contributed and our technology stocks performed well. We had more difficulties in cyclical, value sectors, including energy, financials, and industrials, where trade, tariffs, and Fed policies separated winners from losers. All in all, the Institutional Shares underperformed the benchmark by 1.86%.*

Sector overweights to industrials and technology contributed the most. They benefited as the market favored lower-risk, higher-growth stocks. The leading individual contributions came from technology as investors bid up Match Group, Fiserv, and Cadence Design Systems.*

Sector underweights to discretionary and materials had the most negative influence. The U.S.-China trade dispute hurt these sectors, leading to uncertain prospects. The decline in oil prices hurt mid-cap energy stocks.*

OUTLOOK

Economic growth slowed in the U.S. and globally in 2019. U.S. housing remains lackluster, manufacturing activity has slowed, and foreign economies are on even shakier ground. The Fed’s willingness to cut rates earlier than expected points to potential economic weakness. The U.S.-China trade dispute is unresolved. The 2020 presidential campaign will complicate matters further. This environment appears to be challenging for equity returns, especially as markets are near all-time highs. We believe that themes surrounding growth, profitability, and quality will continue to outperform. However, we expect higher volatility and more muted returns.

A more accommodative Fed may help to bolster markets, but we believe that it is prudent to favor high-quality, lower-risk, more-profitable companies. We will seek a more opportunistic environment early in 2020. However, for now, we believe it best to reduce risk and exposure to market volatility.

[1]	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole, beta is used in the capital asset pricing model, which calculates the expected return of an asset based on its beta and expected market returns.

*	The composition of the Fund’s portfolio is subject to change. Please refer to the Fund’s Schedule of Portfolio Investments for additional information regarding specific holdings.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Mid Cap Core Equity Fund (Unaudited)

Index Description

The performance of the Mid Cap Core Equity Fund is measured against the Russell Midcap® Index, which tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies. The index is unmanaged and does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investor cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The value of the Fund’s investments may decline due to an increase in interest rates. In general, the longer a security’s maturity, the greater the interest rate risk. The Fund’s yield may decrease due to a decline in interest rates. International investing involves increased risk and volatility. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
		Since
		Inception
For the periods ended 8/31/19	1 Year	(12/30/16)
A Shares (at NAV)[1]	-1.50%	6.53%
A Shares (with 2.00% maximum load)[1]	-3.44%	5.74%
C Shares[1]	-1.51%	5.39%
Investor Shares	-1.59%	6.47%
Institutional Shares	-1.32%	6.68%
Russell MidCap® Index	0.54%	9.97%
Lipper Mid-Cap Core Funds Average[2]	-3.42%	6.41%

Expense Ratio
		Gross
A Shares		6.24%
C Shares		27.23%
Investor Shares		5.32%
Institutional Shares		7.35%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2019.

The above expense ratios are from the Funds’ prospectus dated December 26, 2018. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2019 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Opportunistic Fund (Unaudited)

Fund Goal

We pursue positive investment returns by opportunistically investing in equities, real estate investment trusts (REITs), fixed income securities, preferred stocks, ETFs (exchange traded funds, which may include leveraged and inverse ETFs), options, commodities, and money market funds. The Fund’s management team will consider all asset classes and may invest in domestic as well as international securities. The team pursues investment opportunities with the most attractive risk/return profiles.

For the 12-month period ended August 31, 2019, the Opportunistic Fund’s A Shares (at NAV) returned -9.24%; the C Shares returned -9.95%; the Investor Shares returned -9.28%, and the Institutional Shares returned -9.10%. The Fund’s benchmarks, the S&P 500 Index and the HFRX Equity Hedge Index, posted total returns of 2.92% and -3.85%, respectively.

Market Conditions

The backdrop to financial market performance for the fiscal year ended August 31, 2019 was one of continued U.S. economic growth, but with hints of a slowdown, influenced by slowing global growth, exacerbated by U.S.-China trade tensions. Market sentiment was both heavily influenced by and affected central bank policy; a late 2018 spike in volatility led the U.S. Federal Reserve Board (the Fed) to adopt a more dovish stance. Early in 2019, the Fed sent a clear signal that it would be more accommodative. The Fed took a step further in July, with a quarter-point interest rate cut, reversing course from the monetary tightening it began in December 2015. These more dovish signals drove positive equity returns for 2019 year to date.

FUND STRATEGY

We believe attractive investment opportunities often arise where Wall Street research is lacking. We use bottom-up research to identify opportunities and we adjust the Fund’s level of exposure to risk assets accordingly, which can lead to fluctuations of the Fund’s net risk exposure over time.*

We may use ETFs to hedge the Fund’s long positions, and we may use options on indices or ETFs to hedge a portion of the portfolio. When opportunities are scarce, we also may raise cash to lower our net market exposure. We track and modulate the Fund’s stock market exposure based on our view of market conditions and investment opportunities.*

We were much more tactical than earlier in the current expansion, now at a record duration. The Fund increased its net equity holdings late in the fourth quarter of 2018, which hurt performance. We also took advantage of downside volatility at year-end 2018 to position for a rebound, which occurred early in 2019. As the year progressed, we reduced our net equity exposure significantly.*

We concentrated our equity exposure primarily on cyclically sensitive sectors, with a mix of value and growth stocks. The Fund bought higher-yielding corporate debt and preferred securities to provide a foundation for some income and protection from equity volatility. We also held a higher level of cash for much of the year in anticipation of more volatility.*

The Fund underperformed the HFRX Equity Hedge Index for the one-year period. The primary reason was the Fund’s tactical asset allocation in the fourth quarter of 2018. As we increased our long equity position, the Federal Reserve Board Chairman Powell made comments related to interest rate expectations that were viewed negatively, leading to equity market turmoil.*

Typically, much of the Fund’s equity allocation goes to small- and mid-cap stocks, which underperformed dramatically in late 2018. The healthcare sector was particularly challenging as most of our exposure was in specialty pharmaceuticals that develop new drugs and therapies to counter chronic or orphan diseases. These are typically higher-risk, small-cap companies. A few electronic gaming stocks detracted on negative news regarding competitive threats.*

Offsetting that, information technology stocks had the largest positive impact on performance. Numerous semiconductor and software stocks, including firms focused on cyber security threats, contributed. The largest individual stock contributors included a small waste-management services company that agreed to be acquired, and an online dating and matchmaking firm.*

A few corporate bond holdings generated double-digit returns from lower interest rates and tighter credit spreads. This included a U.S. petroleum refining company and a firm providing technology to the global rail industry.*

OUTLOOK

Despite strong equity market returns for 2019 year-to-date, we see recent volatility as a warning. The market is benefiting from the Fed’s shift toward lower interest rates.

Earnings per share have come under pressure. Going forward, earnings growth could be turbulent based in part on a tough comparison with 2018, when profits were boosted by the tax cut. Bolstering stock valuations is the unhealthy global bond market, where $13 trillion+ of debt carries a negative interest rate.

Risks include U.S.-China trade tensions, the 2020 U.S. election, and Middle East risks. Corporate managers are also likely reigning in investment because of the near-term lack of clarity.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill Opportunistic Fund (Unaudited)

Index Description

The performance of the Opportunistic Fund is measured against the S&P 500 Index and the HFRX Equity Hedge Index. The S&P 500 is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. International investing involves increased risk and volatility. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs. Because an ETF charges its own fees and expenses, Fund shareholders will indirectly bear these costs. The use of leverage in an ETF can magnify any price movements, resulting in high volatility. An inverse ETF seeks to provide returns that are the opposite of the underlying referenced financial asset, index, or commodity’s returns. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
			Since
			Inception
For the periods ended 8/31/19	1 Year	5 Year	(9/1/11)
A Shares (at NAV)[1]	-9.24%	2.39%	7.02%
A Shares (with 2.00% maximum load)[1]	-11.08%	1.98%	6.76%
C Shares[1]	-9.95%	1.67%	6.52%
Investor Shares	-9.28%	2.38%	6.98%
Institutional Shares	-9.10%	2.64%	7.29%
S&P 500 Index	2.92%	10.11%	14.11%
HFRX Equity Hedge Index	-3.85%	0.83%	1.88%
Lipper Absolute Return Funds Average[2]	1.00%	1.55%	2.43%

Expense Ratio
			Gross
A Shares			1.73%
C Shares			2.63%
Investor Shares			1.88%
Institutional Shares			1.63%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2019.

The above expense ratios are from the Funds’ prospectus dated December 26, 2018. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2019 can be found in the Financial Highlights.

Certain returns shown include monies received by the Fund in respect to one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. Class C Shares performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 31, 2014. Unlike Investor Shares, which bear a 12b-1 fee of 0.25%, C Shares bear a 12b-1 fee of 1.00%. This difference is reflected in the performance information. Accordingly, had the C Shares of the Fund been offered for periods prior to December 31, 2014, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from August 31, 2011.

The Cavanal Hill World Energy Fund (Unaudited)

Fund Goal

We seek to provide growth and income by primarily investing net assets in a wide range of energy related financial instruments issued in the U.S. and markets around the world. Investments typically include a combination of common stock, bonds and exchange traded funds (“ETFs”) but may also include other asset types that are related to energy industry activities. The team pursues investment opportunities with attractive risk/return profiles.

Ability to invest in any proportion

0 to 100% Equity

0 to 100% Fixed Income

0 to 25% Master Limited Partnership

For the 12-month period ended August 31, 2019, the World Energy Fund’s A Shares (at NAV) posted a total return of -28.35%; the C Shares returned -28.82%; the Investor Shares returned -28.27% and the Institutional Shares posted a total return of -28.12%. The Fund’s benchmarks, the S&P 500 Index and the MSCI World Energy Index returned 2.92% and -17.46%, respectively.

The Fund underperformed the MSCI World Energy Index largely because of its allocation to stocks in the alternative energy space, exploration and production, and oil field service industries. This was partly offset by the Fund’s allocation to fixed income assets and cash.*

The Fund also trailed the large-cap Russell 1000® Energy Index1, which returned -21.98%, and outperformed the small-cap Russell 2000® Energy Index1, which returned -48.86%.

Oil Market Backdrop

Oil prices struggled globally during the past 12 months, with the commodities falling in price by more than 20%. Despite renewed production cuts from OPEC2+ Russia in December 2018, oil prices remained under pressure due to global trade concerns as well as slowing global growth.

Market participants were pessimistic about near-term oil prices largely because of demand-supply related to compliance with the OPEC+ Russia production cuts as well as slowing demand growth driven by weakening economic activity, exacerbated by the US-China trade war. Longer-date crude oil prices were also subdued as investors view continued future excess supply from U.S. shale reserves.

Additionally, crude oil that had been discounted in the Permian basin due to limited takeaway capacity is perking back up as new pipeline capacity is being added to the Permian basin, which could flood an already oversaturated market. Further, 2020 is expected to be a year of significant global supply growth, particularly in the Golden Triangle–Gulf of Mexico, western Africa, and eastern Brazil–as well as the North Sea.

Compounding this further, with sanctions against Iran having reduced Iranian exports by well over 1 million barrels per day, any easing of tensions between Iran and the West could lead to this supply being added back to the market, further flooding an already well-supplied market.

FUND STRATEGY*

The Fund is able to invest in a variety of instruments, including common stocks, fixed income securities, and master limited partnerships (MLPs). We allocate the Fund’s assets in search of the best opportunities based on our view of commodity prices and the relative attractiveness of the energy sector’s various subsectors.*

At the beginning of the fiscal year, the Fund was positioned fairly bullishly based on our view that OPEC+ production cuts were likely and would support prices. Early in 2019, we moved to a more defensive position as global demand slowed due in part to the US-China trade war.*

As a result, the Fund is now positioned as follows compared with the Russell 3000® Energy Index1:

●	Underweight integrated oil & gas, typical of a diversified fund;

●	Underweight oil & gas drilling, equipment, and services, as we believe there exists too much drilling and service capacity globally;

●	Underweight exploration and production companies as we are focused on companies that we believe can generate free cash flow and that have strong balance sheets.

●	Overweight refining, as we believe refineries are likely to benefit from the IMO 2020 (International Maritime Organization) shipping regulations;

●	Overweight midstream assets as we see increasing domestic production of oil and gas, and the need to transport that production to consuming regions;

●	We continue to have a substantial (mid-teens percentage) allocation to alternative energy based on long-term trends. However, we have reduced our investments to wind energy because of uncertainty related to the U.S.-China trade dispute.

●	We also have a substantial defensive allocation to utilities. These stocks’ dividends should provide stability to the Fund should economic conditions deteriorate.

●	Finally, we have about 11% of our assets in cash and fixed income as a defensive move.

OUTLOOK

We believe Brent crude is likely to average $55-75 a barrel over the next few years. Lower prices would increase our interest in oil-related equities, while prices above that range would likely lead us to reduce risk.*

We see opportunities in the refining sector as IMO 2020 (International Maritime Organization) regulations reduce the demand for high-sulfur fuel oils and increase demand for low-sulfur products. The midstream space is attractive as valuations have declined and the transportation of natural gas, crude oil, and refined products offers attractive growth opportunities. We continue to see opportunities in alternative energy related to the electrification of the automobile industry.*

[1]	Russell 1000®, 2000® and 3000® Energy Indexes are designed to represent the performance of companies within specific sectors of the Russell 1000®, 2000® and 3000® Indices. These indexes are unmanaged and do not reflect the fees and expenses associated with a mutual fund. An investor cannot invest directly in an index.

[2]	Organization of the Petroleum Exporting Countries (“OPEC”) is a permanent intergovernmental organization of 14 oil-exporting developing nations that coordinates and unifies the petroleum policies of its Member Countries.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

The Cavanal Hill World Energy Fund (Unaudited)

Index Description

The World Energy Fund performance is measured against the S&P 500 Index and the MSCI World Energy Index. The S&P 500 Index is regarded as a gauge of the U.S. equities market; this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The MSCI World Energy Index captures the large- and mid-cap segments across 23 developed markets and includes securities classified in the energy sector per Global Industry Classification Standard. These indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in below investment-grade fixed income securities. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. The Fund invests in foreign and emerging market securities, which involves certain risks such as currency volatility, political and social instability, and reduced market liquidity. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. Concentration in energy-related industry securities may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. A downturn in the energy sectors would have a larger impact on the Fund than on a fund that does not concentrate in these industries. Energy sector securities can be significantly affected by events related to political developments, energy conservation, commodity prices, and tax and government regulations. The performance of securities in the Fund may, at times, lag the performance of companies in other sectors or the broader market as a whole. Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
			Since
			Inception
For the periods ended 8/31/19	1 Year	5 Year	(2/3/14)
A Shares (at NAV)[1]	-28.35%	-9.48%	-6.00%
A Shares (with 2.00% maximum load)[1]	-29.76%	-9.84%	-6.34%
C Shares[1]	-28.82%	-10.12%	-6.68%
Investor Shares	-28.27%	-9.49%	-6.01%
Institutional Shares	-28.12%	-9.22%	-5.74%
S&P 500 Index	2.92%	10.11%	12.05%
MSCI World Energy Index	-17.46%	-6.26%	-2.37%
Lipper Global Natural Resources Funds Average[2]	-15.50%	-7.35%	-4.42%

Expense Ratio
			Gross
A Shares			1.42%
C Shares			2.32%
Investor Shares			1.57%
Institutional Shares			1.32%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2019.

The above expense ratios are from the Funds’ prospectus dated December 26, 2018. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2019 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from January 31, 2014.

Statements of Assets and Liabilities
August 31, 2019

	U.S. Treasury Fund	Government Securities Money Market
Assets:
Investments, at cost	$383,325,328	$810,775,266
Investments, at value	383,325,328	810,775,266
Repurchase agreements, at value/cost	665,000,000	875,000,000
Total Investments	1,048,325,328	1,685,775,266
Interest and dividends receivable	1,458,791	3,297,027
Receivable for capital shares reinvested	384	373,746
Receivable for investments matured	50,000,000	120,000,000
Prepaid expenses and other assets	22,343	150,537
Total Assets	1,099,806,846	1,809,596,576

Liabilities:
Distributions payable	1,452,111	2,866,423
Accrued expenses and other payables:
Investment advisory fees	47,287	76,360
Administration fees	47,287	76,360
Distribution fees	198,442	59,406
Custodian fees	9,458	15,273
Trustee fees	1,234	2,253
Fund accounting and compliance fees	22,536	35,092
Transfer agent fees	6,679	10,177
Shareholder servicing fees	204,624	95,567
Other accrued liabilities	126,214	170,323
Total Liabilities	2,115,872	3,407,234
Net Assets	$1,097,690,974	$1,806,189,342

Composition of Net Assets:
Shares of beneficial interest, at par	$10,977	$18,070
Additional paid-in capital	1,097,677,368	1,806,163,704
Total distributable earnings/(loss)	2,629	7,568
Net Assets	$1,097,690,974	$1,806,189,342

Net Assets:
Administrative Shares	$864,882,416	$489,931,680
Service Shares	79,927,183	—
Institutional Shares	94,055,387	94,595,482
Select Shares	58,825,988	988,002,994
Premier Shares	—	233,659,186
Total	$1,097,690,974	$1,806,189,342

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	864,814,571	490,266,620
Service Shares	79,941,954	—
Institutional Shares	94,106,212	94,675,604
Select Shares	58,825,839	988,314,173
Premier Shares	—	233,697,083
Total	1,097,688,576	1,806,953,480

Net Asset Value, offering price & redemption price per share:
Administrative Shares	$1.00	$1.00
Service Shares	$1.00	$—
Institutional Shares	$1.00	$1.00
Select Shares	$1.00	$1.00
Premier Shares	$—	$1.00

See notes to financial statements

Statements of Assets and Liabilities
August 31, 2019	Continued

	Limited Duration Fund	Moderate Duration Fund	Bond Fund	Strategic Enhanced Yield Fund
Assets:
Investments, at cost	$115,009,871	$26,606,015	$98,164,672	$7,437,532
Investments in affiliates, at cost	5,044,235	1,055,296	1,405,699	766,036
Total Investments, at cost	120,054,106	27,661,311	99,570,371	8,203,568
Investments, at value	114,924,230	27,010,228	102,165,010	7,732,973
Investments in affiliates, at value	5,044,235	1,055,296	1,405,699	766,036
Total Investments, at value	119,968,465	28,065,524	103,570,709	8,499,009
Interest and dividends receivable	473,974	146,897	511,810	26,464
Receivable for capital shares issued	81,902	601	30,663	6,476
Receivable for capital shares reinvested	87,553	30,926	53,230	7,761
Receivable for investments sold	838	—	—	—
Receivable from advisor	—	4,958	—	13,211
Prepaid expenses and other assets	22,065	20,299	21,986	8,669
Total Assets	120,634,797	28,269,205	104,188,398	8,561,590

Liabilities:
Distributions payable	257,466	56,133	213,099	18,188
Payable for investments purchased	1,331,198	—	—	146,609
Payable for capital shares redeemed	7,868	77,354	1,615	2,491
Accrued expenses and other payables:
Investment advisory fees	15,102	4,770	17,606	3,305
Administration fees	8,054	1,908	7,042	529
Distribution fees	994	979	400	421
Custodian fees	1,007	239	880	66
Trustee fees	151	34	128	8
Fund accounting and compliance fees	6,196	3,157	4,660	994
Transfer agent fees	8,670	4,970	5,745	4,537
Shareholder servicing fees	6,843	934	1,927	113
Other accrued liabilities	11,877	3,483	11,761	245
Total Liabilities	1,655,426	153,961	264,863	177,506
Net Assets	$118,979,371	$28,115,244	$103,923,535	$8,384,084

Composition of Net Assets:
Shares of beneficial interest, at par	$124	$26	$106	$8
Additional paid-in capital	125,405,819	33,198,636	104,580,068	7,947,574
Total distributable earnings/(loss)	(6,426,572)	(5,083,418)	(656,639)	436,502
Net Assets	$118,979,371	$28,115,244	$103,923,535	$8,384,084

Net Assets:
Investor Shares	$4,125,548	$4,271,426	$1,861,769	$1,546,065
Institutional Shares	114,269,282	23,463,261	101,925,293	6,370,064
A Shares	584,541	380,557	136,473	467,955
Total	$118,979,371	$28,115,244	$103,923,535	$8,384,084

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	428,684	401,296	189,552	144,459
Institutional Shares	11,883,982	2,203,740	10,404,697	603,108
A Shares	60,735	35,741	13,903	44,315
Total	12,373,401	2,640,777	10,608,152	791,882

Net Asset Value, offering price & redemption price per share:
Investor Shares	$9.62	$10.64	$9.82	$10.70
Institutional Shares	$9.62	$10.65	$9.80	$10.56
A Shares	$9.62	$10.65	$9.82	$10.56
Maximum Sales Charge:
A Shares	2.00%	2.00%	2.00%	2.00%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$9.82	$10.87	$10.02	$10.78

See notes to financial statements

Statements of Assets and Liabilities
August 31, 2019	Continued

	Ultra Short Tax-Free Income Fund	Active Core Fund	Mid Cap Core Equity Fund	Opportunistic Fund
Assets:
Investments, at cost	$21,424,978	$35,817,252	$1,069,690	$29,016,289
Investments in affiliates, at cost	123,186	2,938,055	51,148	10,658,540
Total Investments, at cost	21,548,164	38,755,307	1,120,838	39,674,829
Investments, at value	21,439,322	45,146,970	1,231,864	30,062,646
Investments in affiliates, at value	123,186	2,743,085	51,148	10,658,540
Total Investments, at value	21,562,508	47,890,055	1,283,012	40,721,186
Interest and dividends receivable	107,253	143,809	1,128	128,946
Receivable for capital shares issued	74,985	7,808	—	4,579
Receivable for capital shares reinvested	1,765	—	—	—
Receivable for investments sold	—	72,012	—	—
Receivable from advisor	9,763	—	13,326	13,107
Prepaid expenses and other assets	8,829	25,547	14,619	32,980
Total Assets	21,765,103	48,139,231	1,312,085	40,900,798

Liabilities:
Distributions payable	21,710	—	—	—
Payable for investments purchased	1,006,776	77,148	—	1,001,194
Payable for capital shares redeemed	469	—	—	405
Accrued expenses and other payables:
Investment advisory fees	2,586	14,170	607	28,872
Administration fees	1,379	3,239	88	2,717
Distribution fees	42	1,184	105	1,394
Custodian fees	172	405	11	340
Trustee fees	19	57	2	45
Fund accounting and compliance fees	765	3,422	222	896
Transfer agent fees	3,938	6,131	5,364	7,862
Shareholder servicing fees	21	37	17	689
Other accrued liabilities	1,268	5,842	230	4,936
Total Liabilities	1,039,145	111,635	6,646	1,049,350
Net Assets	$20,725,958	$48,027,596	$1,305,439	$39,851,448

Composition of Net Assets:
Shares of beneficial interest, at par	$21	$35	$1	$31
Additional paid-in capital	20,708,010	37,420,550	1,123,928	42,436,412
Total distributable earnings/(loss)	17,927	10,607,011	181,510	(2,584,995)
Net Assets	$20,725,958	$48,027,596	$1,305,439	$39,851,448

Net Assets:
Investor Shares	$175,335	$4,632,049	$114,382	$3,117,837
Institutional Shares	20,529,213	42,574,411	809,143	34,492,179
A Shares	21,410	767,416	381,902	1,898,271
C Shares	—	53,720	12	343,161
Total	$20,725,958	$48,027,596	$1,305,439	$39,851,448

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	17,536	343,333	10,173	243,036
Institutional Shares	2,051,213	3,145,482	71,900	2,657,031
A Shares	2,140	57,048	33,774	147,410
C Shares	—	4,000	1	27,440
Total	2,070,889	3,549,863	115,848	3,074,917

Net Asset Value, offering price & redemption price per share(a):
Investor Shares	$10.00	$13.49	$11.24	$12.83
Institutional Shares	$10.01	$13.54	$11.25	$12.98
A Shares	$10.01	$13.45	$11.31	$12.88
C Shares	$—	$13.43	$11.06	$12.51
Maximum Sales Charge:
A Shares	1.00%	2.00%	2.00%	2.00%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$10.11	$13.72	$11.54	$13.14

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements

Statements of Assets and Liabilities
August 31, 2019	Concluded

World Energy
Fund
Assets:
Investments, at cost	$19,662,071
Investments in affiliates, at cost	531,505
Total Investments, at cost	20,193,576
Investments, at value	19,798,796
Investments in affiliates, at value	531,505
Total Investments, at value	20,330,301
Interest and dividends receivable	150,222
Receivable from advisor	12,191
Prepaid expenses and other assets	14,262
Total Assets	20,506,976

Liabilities:
Payable for capital shares redeemed	59,673
Accrued expenses and other payables:
Investment advisory fees	11,908
Administration fees	1,588
Distribution fees	4,384
Custodian fees	198
Trustee fees	37
Fund accounting and compliance fees	630
Transfer agent fees	7,040
Shareholder servicing fees	697
Other accrued liabilities	5,907
Total Liabilities	92,062
Net Assets	$20,414,914

Composition of Net Assets:
Shares of beneficial interest, at par	$30
Additional paid-in capital	42,774,225
Total distributable earnings/(loss)	(22,359,341)
Net Assets	$20,414,914

Net Assets:
Investor Shares	$3,078,867
Institutional Shares	11,163,348
A Shares	2,485,157
C Shares	3,687,542
Total	$20,414,914

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	459,049
Institutional Shares	1,661,265
A Shares	370,862
C Shares	555,657
Total	3,046,833

Net Asset Value, offering price & redemption price per share:
Investor Shares	$6.71
Institutional Shares	$6.72
A Shares	$6.70
C Shares	$6.64
Maximum Sales Charge:
A Shares	2.00%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$6.84

See notes to financial statements

Statements of Operations
Year Ended August 31, 2019

	U.S. Treasury Fund	Government Securities Money Market
Investment Income:
Interest income	$26,072,825	$35,929,455
Dividend income	2,779,527	3,997,987
Total income	28,852,352	39,927,442

Expenses:
Investment advisory fees	624,983	858,580
Administration fees	624,983	858,580
Distribution fees - Administrative Shares	2,646,262	1,422,743
Distribution fees - Service Shares	96,558	—
Distribution fees - Premier Shares	—	775,621
Shareholder servicing fees - Administrative Shares	2,645,221	1,378,719
Shareholder servicing fees - Service Shares	96,558	—
Shareholder servicing fees - Institutional Shares	232,844	265,866
Shareholder servicing fees - Select Shares	149,162	2,216,356
Shareholder servicing fees - Premier Shares	—	387,811
Fund accounting and compliance fees	287,319	395,498
Transfer agent fees	79,966	133,196
Custodian fees	124,433	170,817
Trustee fees	66,053	89,943
Professional fees	259,880	351,634
Printing fees	67,129	60,203
Registration fees	35,281	244,035
Other expenses	150,602	179,173

Total expenses before fee and expense reductions	8,187,234	9,788,775

Distribution fees waived - Administrative Shares	—	(739,819)
Distribution fees waived - Service Shares	(57,935)	—
Distribution fees waived - Premier Shares	—	(698,062)
Shareholder servicing fees waived - Service Shares	(57,917)	—
Shareholder servicing fees waived - Institutional Shares	(158,288)	(182,692)
Shareholder servicing fees waived - Select Shares	(149,162)	(2,216,356)
Shareholder servicing fees waived - Premier Shares	—	(387,811)

Net expenses	7,763,932	5,564,035

Net investment income	21,088,420	34,363,407

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	10,772	—
Net realized/unrealized gains/(losses) on investments	10,772	—
Change in net assets resulting from operations	$21,099,192	$34,363,407

See notes to financial statements

Statements of Operations
Year Ended August 31, 2019	Continued

	Limited Duration Fund	Moderate Duration Fund	Bond Fund	Strategic Enhanced Yield Fund
Investment Income:
Interest income	$3,058,927	$842,782	$3,025,799	$181,775
Dividend income	167	55	134	7
Dividend income from affiliates	136,930	26,333	68,788	8,483
Total income	3,196,024	869,170	3,094,721	190,265

Expenses:
Investment advisory fees	163,799	56,225	205,994	25,005
Administration fees	87,360	22,490	82,398	4,001
Distribution fees - Investor Shares	19,438	11,079	11,593	2,363
Distribution fees - A Shares	1,358	1,089	322	1,060
Shareholder servicing fees - Investor Shares	19,438	11,079	11,593	2,363
Shareholder servicing fees - Institutional Shares	252,200	58,112	245,575	9,080
Shareholder servicing fees - A Shares	543	436	129	424
Fund accounting and compliance fees	71,427	35,185	54,812	10,626
Transfer agent fees	102,138	57,276	67,522	55,367
Custodian fees	9,153	2,635	9,614	361
Trustee fees	5,728	1,413	5,412	241
Professional fees	22,421	5,980	22,089	637
Printing fees	6,779	2,454	5,292	1,502
Registration fees	45,166	24,976	44,298	49,399
Other expenses	9,704	4,318	10,078	2,405

Total expenses before fee and expense reductions	816,652	294,747	776,721	164,834

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(3,109)	(53,342)	(1,678)	(111,933)
Administration fees waived	(3,109)	(577)	(1,678)	(182)
Shareholder servicing fees waived - Investor Shares	(18,505)	(10,160)	(10,148)	(1,627)
Shareholder servicing fees waived - Institutional Shares	(250,721)	(54,074)	(243,219)	(9,079)
Shareholder servicing fees waived - A Shares	(543)	(148)	(129)	(424)

Net expenses	540,665	176,446	519,869	41,589

Net investment income	2,655,359	692,724	2,574,852	148,676

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	115,115	(137,745)	(624,074)	142,966
Change in unrealized appreciation/(depreciation) on unaffiliated investments	2,574,885	997,325	7,185,953	295,407
Net realized/unrealized gains/(losses) on investments	2,690,000	859,580	6,561,879	438,373
Change in net assets resulting from operations	$5,345,359	$1,552,304	$9,136,731	$587,049

See notes to financial statements

Statements of Operations
Year Ended August 31, 2019	Continued

	Ultra Short Tax-Free Income Fund	Active Core Fund	Mid Cap Core Equity Fund	Opportunistic Fund
Investment Income:
Interest income	$234,827	$681,531	$—	$434,661
Dividend income	5	508,997	18,154	431,197
Dividend income from affiliates	7,422	36,081	1,348	152,332
Foreign tax withholding	—	(795)	—	(9,749)
Total income	242,254	1,225,814	19,502	1,008,441

Expenses:
Investment advisory fees	20,243	169,028	8,035	365,212
Administration fees	10,796	38,635	1,169	34,373
Distribution fees - Investor Shares	187	11,737	489	5,493
Distribution fees - A Shares	17	2,597	851	4,826
Distribution fees - C Shares	—	589	—	4,513
Shareholder servicing fees - Investor Shares	186	11,737	489	5,493
Shareholder servicing fees - Institutional Shares	33,534	106,253	2,312	95,968
Shareholder servicing fees - A Shares	7	1,039	341	1,930
Shareholder servicing fees - C Shares	—	147	—	1,128
Fund accounting and compliance fees	7,541	40,173	2,653	11,647
Transfer agent fees	50,223	76,313	63,938	101,161
Custodian fees	1,264	4,659	144	4,114
Trustee fees	664	2,547	82	2,267
Professional fees	2,601	10,887	395	9,942
Printing fees	1,592	10,842	1,445	11,205
Registration fees	49,368	54,068	50,334	50,227
Other expenses	2,877	6,603	2,740	6,262

Total expenses before fee and expense reductions	181,100	547,854	135,417	715,761

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(91,862)	(4,140)	(119,264)	(113,518)
Administration fees waived	(154)	(1,056)	(31)	(3,185)
Shareholder servicing fees waived - Investor Shares	(186)	(11,584)	(322)	(4,122)
Shareholder servicing fees waived - Institutional Shares	(33,361)	(105,287)	(2,312)	(94,217)
Shareholder servicing fees waived - A Shares	(7)	(334)	(341)	(1,506)
Shareholder servicing fees waived - C Shares	—	(147)	—	(793)

Net expenses	55,530	425,306	13,147	498,420

Net investment income	186,724	800,508	6,355	510,021
Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	(114)	2,096,219	62,916	(3,659,015)
Net realized gains/(losses) from securities held short	—	—	—	(57,974)
Change in unrealized appreciation/(depreciation) on unaffiliated investments	17,304	(1,154,008)	(205,354)	(1,864,917)
Change in unrealized appreciation/(depreciation) on affiliated investments	—	(204,919)	—	—
Net realized/unrealized gains/(losses) on investments	17,190	737,292	(142,438)	(5,581,906)
Change in net assets resulting from operations	$203,914	$1,537,800	$(136,083)	$(5,071,885)

See notes to financial statements

Statements of Operations
Year Ended August 31, 2019	Concluded

World Energy
Fund
Investment Income:
Interest income	$206,831
Dividend income	943,164
Dividend income from affiliates	19,835
Foreign tax withholding	(51,519)
Total income	1,118,311

Expenses:
Investment advisory fees	235,629
Administration fees	31,417
Distribution fees - Investor Shares	12,027
Distribution fees - A Shares	11,269
Distribution fees - C Shares	47,391
Shareholder servicing fees - Investor Shares	12,027
Shareholder servicing fees - Institutional Shares	63,033
Shareholder servicing fees - A Shares	4,508
Shareholder servicing fees - C Shares	11,848
Fund accounting and compliance fees	11,441
Transfer agent fees	90,810
Custodian fees	3,424
Trustee fees	2,222
Professional fees	10,639
Printing fees	13,192
Registration fees	55,960
Other expenses	6,530

Total expenses before fee and expense reductions	623,367

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(102,565)
Administration fees waived	(498)
Shareholder servicing fees waived - Investor Shares	(7,970)
Shareholder servicing fees waived - Institutional Shares	(49,286)
Shareholder servicing fees waived - A Shares	(3,802)
Shareholder servicing fees waived - C Shares	(8,602)

Net expenses	450,644

Net investment income	667,667

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	(7,740,435)
Change in unrealized appreciation/(depreciation) on unaffiliated investments	(7,371,021)
Net realized/unrealized gains/(losses) on investments	(15,111,456)
Change in net assets resulting from operations	$(14,443,789)

See notes to financial statements

Statements of Changes in Net Assets
August 31, 2019

	U.S. Treasury Fund		Government Securities Money Market
	Year Ended August 31,2019	Year Ended August 31,2018	Year Ended August 31,2019	Year Ended August 31,2018
From Investment Activities:
Operations:
Net investment income	$21,088,420	$10,631,498	$34,363,407	$17,283,395
Net realized gains/(losses) from investment transactions	10,772	(10,120)	—	(6)
Change in net assets resulting from operations	21,099,192	10,621,378	34,363,407	17,283,389

Distributions to Shareholders(a):
Administrative Shares	(17,181,019)	(7,909,238)	(10,092,260)	(5,306,769)
Service Shares	(741,693)	(345,379)	—	—
Institutional Shares	(1,896,830)	(1,792,864)	(2,176,602)	(1,571,051)
Select Shares	(1,267,099)	(582,939)	(18,858,032)	(9,173,616)
Premier Shares	—	—	(3,229,224)	(1,230,984)
Change in net assets from shareholder distributions	(21,086,641)	(10,630,420)	(34,356,118)	(17,282,420)
Change in net assets from capital transactions	(42,620,314)	(157,051,595)	258,775,119	(33,603,994)
Change in net assets	(42,607,763)	(157,060,637)	258,782,408	(33,603,025)

Net Assets(a):
Beginning of year	1,140,298,737	1,297,359,374	1,547,406,934	1,581,009,959
End of year	$1,097,690,974	$1,140,298,737	$1,806,189,342	$1,547,406,934

Capital Transactions*:
Administrative Shares
Issued	5,009,184,128	3,205,966,139	2,390,322,609	805,803,941
Reinvested	5,126	2,557	70,913	47,642
Redeemed	(5,101,819,112)	(3,305,661,848)	(2,439,261,293)	(953,838,261)
Change in Administrative Shares	(92,629,858)	(99,693,152)	(48,867,771)	(147,986,678)
Service Shares
Issued	139,916,888	88,423,606	—	—
Redeemed	(93,709,639)	(85,371,841)	—	—
Change in Service Shares	46,207,249	3,051,765	—	—
Institutional Shares
Issued	198,383,622	395,049,099	428,071,230	919,075,704
Reinvested	—	—	52,215	26,554
Redeemed	(201,567,508)	(507,298,964)	(435,548,474)	(998,792,501)
Change in Institutional Shares	(3,183,886)	(112,249,865)	(7,425,029)	(79,690,243)
Select Shares(b)
Issued	111,932,977	124,722,398	1,817,182,763	1,401,145,341
Reinvested	—	—	—	—
Redeemed	(104,946,797)	(72,882,739)	(1,630,173,786)	(1,240,378,001)
Change in Select Shares	6,986,180	51,839,659	187,008,977	160,767,340
Premier Shares
Issued	—	—	902,526,564	613,187,466
Reinvested	—	—	3,126,897	1,179,591
Redeemed	—	—	(777,593,013)	(581,061,469)
Change in Premier Shares	—	—	128,060,448	33,305,588
Change in shares:	(42,620,315)	(157,051,593)	258,776,625	(33,603,993)

(a)	Prior year distribution character information and accumulated net investment income/(distributions in excess of net investment income) has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 7 in Notes to Financial Statements.

(b)	U.S. Treasury Select Shares commencement of operations December 26, 2017.

* Share transactions are at net assets value of $1.00 per share.

See notes to financial statements

Statements of Changes in Net Assets
August 31, 2019	Continued

	Limited Duration Fund		Moderate Duration Fund
	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2019	Year Ended August 31, 2018
From Investment Activities:
Operations:
Net investment income	$2,655,359	$1,847,482	$692,724	$638,565
Net realized gains/(losses) from investment transactions	115,115	(429,875)	(137,745)	(357,171)
Change in unrealized appreciation/(depreciation) on investments	2,574,885	(1,103,526)	997,325	(295,595)
Change in net assets resulting from operations	5,345,359	314,081	1,552,304	(14,201)

Distributions to Shareholders(a):
Investor Shares	(175,084)	(258,800)	(99,264)	(126,262)
Institutional Shares	(2,542,628)	(2,049,971)	(578,450)	(514,419)
A Shares	(12,277)	(20,810)	(9,646)	(11,637)
Change in net assets from shareholder distributions	(2,729,989)	(2,329,581)	(687,360)	(652,318)
Change in net assets from capital transactions	19,516,031	(174,879)	(3,368,234)	(14,151,023)
Change in net assets	22,131,401	(2,190,379)	(2,503,290)	(14,817,542)

Net Assets(a):
Beginning of year	96,847,970	99,038,349	30,618,534	45,436,076
End of year	$118,979,371	$96,847,970	$28,115,244	$30,618,534

Capital Transactions:
Investor Shares
Proceeds from shares issued	$159,347	$1,151,657	$515,655	$738,680
Dividends reinvested	102,513	184,810	98,132	125,171
Cost of shares redeemed	(4,933,689)	(8,095,460)	(1,577,844)	(5,984,712)
Change in net assets from Investor Shares	(4,671,829)	(6,758,993)	(964,057)	(5,120,861)
Institutional Shares
Proceeds from shares issued	38,225,262	30,591,167	3,818,919	4,673,777
Dividends reinvested	767,722	712,098	279,390	274,041
Cost of shares redeemed	(14,789,391)	(24,093,619)	(6,238,490)	(13,642,778)
Change in net assets from Institutional Shares	24,203,593	7,209,646	(2,140,181)	(8,694,960)
A Shares
Proceeds from shares issued	85,880	458,585	17,897	24,149
Dividends reinvested	12,258	20,793	9,610	11,637
Cost of shares redeemed	(113,871)	(1,104,910)	(291,503)	(370,988)
Change in net assets from A Shares	(15,733)	(625,532)	(263,996)	(335,202)
Change in net assets resulting from capital transactions:	$19,516,031	$(174,879)	$(3,368,234)	$(14,151,023)

Share Transactions:
Investor Shares
Issued	16,882	121,709	49,507	71,449
Reinvested	10,828	19,517	9,424	12,108
Redeemed	(517,552)	(856,142)	(152,486)	(579,102)
Change in Investor Shares	(489,842)	(714,916)	(93,555)	(495,545)
Institutional Shares
Issued	4,048,393	3,235,208	365,378	452,178
Reinvested	81,026	75,313	26,818	26,488
Redeemed	(1,564,154)	(2,543,990)	(601,444)	(1,318,246)
Change in Institutional Shares	2,565,265	766,531	(209,248)	(839,580)
A Shares
Issued	9,011	47,900	1,743	2,334
Reinvested	1,294	2,194	924	1,126
Redeemed	(12,101)	(116,432)	(28,383)	(35,790)
Change in A Shares	(1,796)	(66,338)	(25,716)	(32,330)
Change in shares:	2,073,627	(14,723)	(328,519)	(1,367,455)

(a)	Prior year distribution character information and accumulated net investment income/(distributions in excess of net investment income) has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 7 in Notes to Financial Statements.

See notes to financial statements

Statements of Changes in Net Assets
August 31, 2019	Continued

	Bond Fund		Strategic Enhanced Yield Fund
	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2019	For the period Dec. 26, 2017(a) through Aug. 31, 2018
From Investment Activities:
Operations:
Net investment income	$2,574,852	$2,404,970	$148,676	$21,033
Net realized gains/(losses) from investment transactions	(624,074)	(1,491,956)	142,966	(1,615)
Change in unrealized appreciation/(depreciation) on investments	7,185,953	(2,366,352)	295,407	34
Change in net assets resulting from operations	9,136,731	(1,453,338)	587,049	19,452

Distributions to Shareholders(b):
Investor Shares	(106,237)	(149,365)	(26,464)	(43)
Institutional Shares	(2,523,607)	(2,549,345)	(110,333)	(14,512)
A Shares	(2,989)	(2,744)	(11,968)	(7,030)
Change in net assets from shareholder distributions	(2,632,833)	(2,701,454)	(148,765)	(21,585)
Change in net assets from capital transactions	(4,368,962)	(21,141,496)	6,567,124	1,380,809
Change in net assets	2,134,936	(25,296,288)	7,005,408	1,378,676

Net Assets(b):
Beginning of year	101,788,599	127,084,887	1,378,676	—
End of year	$103,923,535	$101,788,599	$8,384,084	$1,378,676

Capital Transactions:
Investor Shares
Proceeds from shares issued	$1,621,418	$672,466	$1,655,467	$4,111
Dividends reinvested	35,051	79,156	24,981	42
Cost of shares redeemed	(5,648,642)	(2,157,185)	(228,362)	—
Change in net assets from Investor Shares	(3,992,173)	(1,405,563)	1,452,086	4,153
Institutional Shares
Proceeds from shares issued	25,953,347	29,289,097	5,533,691	985,980
Dividends reinvested	577,938	789,135	27,996	1,485
Cost of shares redeemed	(26,910,378)	(49,768,482)	(497,929)	(2,116)
Change in net assets from Institutional Shares	(379,093)	(19,690,250)	5,063,758	985,349
A Shares
Proceeds from shares issued	12	25,434	39,415	384,302
Dividends reinvested	2,989	2,744	11,968	7,030
Cost of shares redeemed	(697)	(73,861)	(103)	(25)
Change in net assets from A Shares	2,304	(45,683)	51,280	391,307
Change in net assets resulting from capital transactions:	$(4,368,962)	$(21,141,496)	$6,567,124	$1,380,809

Share Transactions:
Investor Shares
Issued	169,129	72,346	163,718	409
Reinvested	3,745	8,503	2,422	4
Redeemed	(595,195)	(233,956)	(22,094)	—
Change in Investor Shares	(422,321)	(153,107)	144,046	413
Institutional Shares
Issued	2,807,436	3,146,045	551,192	98,814
Reinvested	61,833	84,798	2,760	149
Redeemed	(2,906,379)	(5,346,061)	(49,593)	(214)
Change in Institutional Shares	(37,110)	(2,115,218)	504,359	98,749
A Shares
Issued	1	2,758	3,970	38,463
Reinvested	319	295	1,188	707
Redeemed	(73)	(7,824)	(10)	(3)
Change in A Shares	247	(4,771)	5,148	39,167
Change in shares:	(459,184)	(2,273,096)	653,553	138,329

(a)	Commencement of operations December 26, 2017.

(b)	Prior year distribution character information and accumulated net investment income/(distributions in excess of net investment income) has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 7 in Notes to Financial Statements.

See notes to financial statements

Statements of Changes in Net Assets
August 31, 2019	Continued

	Ultra Short Tax-Free Income Fund		Active Core Fund
	Year Ended August 31, 2019	For the period Dec. 26, 2017(a) through Aug. 31, 2018	Year Ended August 31, 2019	Year Ended August 31, 2018
From Investment Activities:
Operations:
Net investment income	$186,724	$54,478	$800,508	$830,037
Net realized gains/(losses) from investment transactions	(114)	3	2,096,219	2,393,315
Change in unrealized appreciation/(depreciation) on investments	17,304	(2,960)	(1,358,927)	1,262,079
Change in net assets resulting from operations	203,914	51,521	1,537,800	4,485,431

Distributions to Shareholders(b):
Investor Shares	(839)	(248)	(337,670)	(311,703)
Institutional Shares	(185,894)	(54,230)	(3,052,196)	(2,792,395)
A Shares	(77)	—	(92,874)	(88,985)
C Shares	—	—	(4,432)	(3,592)
Change in net assets from shareholder distributions	(186,810)	(54,478)	(3,487,172)	(3,196,675)
Change in net assets from capital transactions	9,042,524	11,669,287	(3,669,361)	(610,920)
Change in net assets	9,059,628	11,666,330	(5,618,733)	677,836

Net Assets(b):
Beginning of year	11,666,330	—	53,646,329	52,968,493
End of year	$20,725,958	$11,666,330	$48,027,596	$53,646,329

Capital Transactions:
Investor Shares
Proceeds from shares issued	$129,217	$121,009	$148,519	$368,976
Dividends reinvested	697	145	336,958	310,343
Cost of shares redeemed	(25,798)	(49,990)	(983,480)	(737,797)
Change in net assets from Investor Shares	104,116	71,164	(498,003)	(58,478)
Institutional Shares
Proceeds from shares issued	13,135,209	14,244,137	1,188,754	1,919,513
Dividends reinvested	17,727	5,760	3,041,329	2,782,049
Cost of shares redeemed	(4,235,906)	(2,651,794)	(6,744,012)	(5,194,005)
Change in net assets from Institutional Shares	8,917,030	11,598,103	(2,513,929)	(492,443)
A Shares
Proceeds from shares issued	21,301	20	230,245	102,236
Dividends reinvested	77	—	92,874	88,984
Cost of shares redeemed	—	—	(964,930)	(247,576)
Change in net assets from A Shares	21,378	20	(641,811)	(56,356)
C Shares
Proceeds from shares issued	—	—	1,667	125
Dividends reinvested	—	—	4,432	3,593
Cost of shares redeemed	—	—	(21,717)	(7,361)
Change in net assets from C Shares	—	—	(15,618)	(3,643)
Change in net assets resulting from capital transactions:	$9,042,524	$11,669,287	$(3,669,361)	$(610,920)

Share Transactions:
Investor Shares
Issued	12,922	12,119	11,332	26,693
Reinvested	70	15	27,588	22,669
Redeemed	(2,584)	(5,006)	(75,919)	(53,614)
Change in Investor Shares	10,408	7,128	(36,999)	(4,252)
Institutional Shares
Issued	1,313,082	1,424,414	89,417	138,952
Reinvested	1,772	576	247,583	202,542
Redeemed	(423,451)	(265,180)	(510,165)	(374,394)
Change in Institutional Shares	891,403	1,159,810	(173,165)	(32,900)
A Shares
Issued	2,130	2	17,514	7,313
Reinvested	8	—	7,685	6,520
Redeemed	—	—	(75,171)	(17,852)
Change in A Shares	2,138	2	(49,972)	(4,019)
C Shares
Issued	—	—	126	9
Reinvested	—	—	368	263
Redeemed	—	—	(1,741)	(533)
Change in C Shares	—	—	(1,247)	(261)
Change in shares:	903,949	1,166,940	(261,383)	(41,432)

(a)	Commencement of operations December 26, 2017.

(b)	Prior year distribution character information and accumulated net investment income/(distributions in excess of net investment income) has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 7 in Notes to Financial Statements.

See notes to financial statements

Statements of Changes in Net Assets
August 31, 2019	Continued

	Mid Cap Core Equity Fund		Opportunistic Fund
	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2019	Year Ended August 31, 2018
From Investment Activities:
Operations:
Net investment income	$6,355	$16,453	$510,021	$241,566
Net realized gains/(losses) from investment transactions	62,916	19,657	(3,716,989)	3,182,184
Change in unrealized appreciation/(depreciation) on investments	(205,354)	332,199	(1,864,917)	859,113
Change in net assets resulting from operations	(136,083)	368,309	(5,071,885)	4,282,863

Distributions to Shareholders(a):
Investor Shares	(5,613)	(3,483)	(143,817)	(152,943)
Institutional Shares	(44,019)	(12,257)	(3,342,344)	(2,239,212)
A Shares	(12,664)	(1,408)	(150,601)	(105,642)
C Shares	—	—	(33,113)	(30,595)
Change in net assets from shareholder distributions	(62,296)	(17,148)	(3,669,875)	(2,528,392)
Change in net assets from capital transactions	(839,797)	(117,634)	(1,793,327)	4,462,459
Change in net assets	(1,038,176)	233,527	(10,535,087)	6,216,930

Net Assets(a):
Beginning of year	2,343,615	2,110,088	50,386,535	44,169,605
End of year	$1,305,439	$2,343,615	$39,851,448	$50,386,535

Capital Transactions:
Investor Shares
Proceeds from shares issued	$19,874	$1,057,901	$2,115,616	$370,584
Dividends reinvested	5,613	3,483	138,441	149,017
Cost of shares redeemed	(497,751)	(717,263)	(892,198)	(1,543,340)
Change in net assets from Investor Shares	(472,264)	344,121	1,361,859	(1,023,739)
Institutional Shares
Proceeds from shares issued	421,550	—	8,230,508	11,973,471
Dividends reinvested	19,231	6,045	1,377,887	1,829,561
Cost of shares redeemed	(846,450)	(469,009)	(12,809,479)	(7,950,375)
Change in net assets from Institutional Shares	(405,669)	(462,964)	(3,201,084)	5,852,657
A Shares
Proceeds from shares issued	87,588	266,803	500,386	420,322
Dividends reinvested	3,201	1,408	150,562	105,642
Cost of shares redeemed	(52,653)	(9,882)	(442,077)	(899,382)
Change in net assets from A Shares	38,136	258,329	208,871	(373,418)
C Shares
Proceeds from shares issued	—	16	17,461	125,022
Dividends reinvested	—	—	33,113	30,595
Cost of shares redeemed	—	(257,136)	(213,547)	(148,658)
Change in net assets from C Shares	—	(257,120)	(162,973)	6,959
Change in net assets resulting from capital transactions:	$(839,797)	$(117,634)	$(1,793,327)	$4,462,459

Share Transactions:
Investor Shares
Issued	1,805	95,660	162,074	24,305
Reinvested	583	309	11,533	10,062
Redeemed	(44,645)	(61,467)	(66,483)	(100,388)
Change in Investor Shares	(42,257)	34,502	107,124	(66,021)
Institutional Shares
Issued	39,657	—	606,688	779,146
Reinvested	1,976	542	114,018	122,146
Redeemed	(83,425)	(42,188)	(989,515)	(517,691)
Change in Institutional Shares	(41,792)	(41,646)	(268,809)	383,601
A Shares
Issued	7,837	25,169	36,850	27,557
Reinvested	321	125	12,528	7,108
Redeemed	(4,817)	(827)	(33,213)	(58,662)
Change in A Shares	3,341	24,467	16,165	(23,997)
C Shares
Issued	—	—	1,381	8,356
Reinvested	—	—	2,863	2,110
Redeemed	—	(24,606)	(16,481)	(9,926)
Change in C Shares	—	(24,606)	(12,237)	540
Change in shares:	(80,708)	(7,283)	(157,757)	294,123

(a)	Prior year distribution character information and accumulated net investment income/(distributions in excess of net investment income) has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 7 in Notes to Financial Statements.

See notes to financial statements

Statements of Changes in Net Assets
August 31, 2019	Concluded

	World Energy Fund
	Year Ended August 31, 2019	Year Ended August 31, 2018
From Investment Activities:
Operations:
Net investment income	$667,667	$446,123
Net realized gains/(losses) from investment transactions	(7,740,435)	2,501,270
Change in unrealized appreciation/(depreciation) on investments	(7,371,021)	5,797,620
Change in net assets resulting from operations	(14,443,789)	8,745,013

Distributions to Shareholders(a):
Investor Shares	(68,358)	(33,476)
Institutional Shares	(424,612)	(253,387)
A Shares	(64,428)	(38,506)
C Shares	(29,005)	(6,916)
Change in net assets from shareholder distributions	(586,403)	(332,285)
Change in net assets from capital transactions	(22,632,860)	1,572,526
Change in net assets	(37,663,052)	9,985,254

Net Assets(a):
Beginning of year	58,077,966	48,092,712
End of year	$20,414,914	$58,077,966

Capital Transactions:
Investor Shares
Proceeds from shares issued	$661,007	$5,187,439
Dividends reinvested	67,407	33,143
Cost of shares redeemed	(3,680,283)	(7,889,268)
Change in net assets from Investor Shares	(2,951,869)	(2,668,686)
Institutional Shares
Proceeds from shares issued	5,042,691	19,350,868
Dividends reinvested	281,395	164,221
Cost of shares redeemed	(22,109,388)	(12,040,470)
Change in net assets from Institutional Shares	(16,785,302)	7,474,619
A Shares
Proceeds from shares issued	82,191	4,199,302
Dividends reinvested	64,192	38,390
Cost of shares redeemed	(2,313,662)	(6,449,024)
Change in net assets from A Shares	(2,167,279)	(2,211,332)
C Shares
Proceeds from shares issued	32,116	208,969
Dividends reinvested	28,922	6,898
Cost of shares redeemed	(789,448)	(1,237,942)
Change in net assets from C Shares	(728,410)	(1,022,075)
Change in net assets resulting from capital transactions:	$(22,632,860)	$1,572,526

Share Transactions:
Investor Shares
Issued	87,795	558,356
Reinvested	8,656	3,589
Redeemed	(476,439)	(879,232)
Change in Investor Shares	(379,988)	(317,287)
Institutional Shares
Issued	641,465	2,073,112
Reinvested	36,286	17,694
Redeemed	(2,979,832)	(1,324,105)
Change in Institutional Shares	(2,302,081)	766,701
A Shares
Issued	9,748	483,108
Reinvested	8,320	4,170
Redeemed	(311,502)	(671,605)
Change in A Shares	(293,434)	(184,327)
C Shares
Issued	3,863	22,514
Reinvested	3,931	777
Redeemed	(103,489)	(138,450)
Change in C Shares	(95,695)	(115,159)
Change in shares:	(3,071,198)	149,928

(a)	Prior year distribution character information and accumulated net investment income/(distributions in excess of net investment income) has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 7 in Notes to Financial Statements.

See notes to financial statements

Schedule of Portfolio Investments	U.S. Treasury Fund
August 31, 2019

Principal Amount	Security Description	Amortized Cost

U.S. Treasury Obligations (20.9%)
U.S. Treasury Notes
$80,000,000	1.00%, 11/30/19	$79,802,507
40,000,000	1.25%, 10/31/19	39,921,750
60,000,000	1.50%, 11/30/19	59,851,131
50,000,000	2.01% (USBMMY3M + 5 bps), 10/31/19	50,007,640
Total U.S. Treasury Obligations		229,583,028

Repurchase Agreements (60.6%)
45,000,000	Bank of Montreal, 2.10%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $45,010,500, Collateralized by various U.S. Treasury Obligations, (0.00% -3.63%), (1/2/20 - 2/15/47), fair value of $45,900,028)	45,000,000
140,000,000	Credit Agricole CIB, 2.12%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $140,032,978, Collateralized by U.S. Treasury Obligation, (3.13%), (8/15/44), fair value of $142,800,084)	140,000,000
90,000,000	Fixed Income Clearing Corporation - Bank of New York Mellon, 2.12%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $90,021,200, Collateralized by U.S. Treasury Obligation, (2.88%), (9/30/23), fair value of $91,800,088)	90,000,000
250,000,000	Fixed Income Clearing Corporation - State Street Bank & Trust Co., 2.14%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $250,059,444, Collateralized by various U.S. Treasury Obligations, (2.14%), (1/15/21 - 6/15/22), fair value of $255,005,157)	250,000,000

Principal Amount	Security Description	Amortized Cost

Repurchase Agreements, continued:
$30,000,000	Goldman Sachs & Co., 2.12%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $30,007,067, Collateralized by various U.S. Treasury Obligations, (0.00% - 1.88%), (12/15/20 - 8/15/36), fair value of $30,600,000)	$30,000,000
50,000,000	Mizuho Securities USA LLC, 2.12%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $50,011,778, Collateralized by various U.S. Treasury Obligations, (0.63% - 6.25%), (1/15/20- 5/15/49), fair value of $51,000,031)	50,000,000
50,000,000	Nomura Securities International, Inc., 2.14%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $50,011,889, Collateralized by various U.S. Treasury Obligations, (0.00% - 2.75%), (2/20/20- 8/15/49), fair value of $51,000,000)	50,000,000
10,000,000	Royal Bank of Canada New York, 2.06%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $10,002,289, Collateralized by U.S. Treasury Obligation, (2.50%), (1/31/24), fair value of $10,200,054)	10,000,000
Total Repurchase Agreements		665,000,000

Investment Companies (14.0%)
67,000,000	BlackRock Liquidity Funds T-Fund, Institutional Class, 1.98%	67,000,000
20,000,000	Goldman Sachs Financial Square Treasury Obligations Fund, 1.97%	20,000,000
66,742,300	Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 1.98%	66,742,300
Total Investment Companies		153,742,300

Total Investments (Cost $1,048,325,328)(a) - 95.5%		1,048,325,328
Other assets in excess of liabilities — 4.5%		49,365,646
Net Assets - 100.0%		$1,097,690,974

(a)	Cost and value for federal income tax and financial reporting purposes are the same.

USBMMY3M        3 Month Treasury Bill Rate

See notes to financial statements

Schedule of Portfolio Investments	Government Securities Money Market Fund
August 31, 2019

Principal Amount	Security Description	Amortized Cost

U.S. Government Agency Securities (13.3%)
Federal Home Loan Bank
$60,000,000	2.12% (SOFR ), 12/11/19	$60,000,000
11,000,000	2.15% (SOFR + 3 bps), 3/27/20	11,000,000
80,000,000	2.15% (SOFR + 4 bps), 6/19/20	80,000,000
49,000,000	2.23% (SOFR + 7 bps), 3/27/20	49,000,000
		200,000,000
Federal Home Loan Mortgage Corporation
40,000,000	2.22% (SOFR + 6 bps), 4/6/20	40,000,000
Total U.S. Government Agency Securities		240,000,000

U.S. Treasury Obligations (15.5%)
U.S. Treasury Notes
60,000,000	0.88%, 9/15/19	59,961,400
70,000,000	1.00%, 11/15/19	69,783,751
110,000,000	1.00%, 11/30/19	109,728,448
40,000,000	2.01% (USBMMY3M + 5 bps), 10/31/19	40,006,112
Total U.S. Treasury Obligations		279,479,711

Repurchase Agreements (48.4%)
10,000,000	Bank of Montreal, 2.10%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $10,002,333, Collateralized by various U.S. Treasury Obligations, (0.00% -3.63%), (1/2/20 - 5/15/47), fair value of $10,200,009)	10,000,000
140,000,000	Credit Agricole CIB, 2.12%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $140,032,978, Collateralized by U.S. Treasury Obligation, (3.13%), (8/15/44), fair value of $142,800,084)	140,000,000
160,000,000	Fixed Income Clearing Corporation - Bank of New York Mellon, 2.12%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $160,037,689, Collateralized by various U.S. Treasury Obligations, (1.88% - 2.88%), (2/28/22 - 9/30/23), fair value of $163,200,027)	160,000,000
370,000,000	Fixed Income Clearing Corporation - State Street Bank & Trust Co., 2.14%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $370,087,978, Collateralized by various U.S. Treasury Obligations, (2.14%), (1/15/21 - 6/15/22), fair value of $377,400,457)	370,000,000

Principal Amount	Security Description	Amortized Cost

Repurchase Agreements, continued:
$40,000,000	Goldman Sachs & Co., 2.13%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $40,009,467, Collateralized by various U.S. Government Agency Obligations, (0.00% - 7.25%), (10/10/19- 5/15/30), fair value of $40,800,043)	$40,000,000
50,000,000	Mizuho Securities USA LLC, 2.12%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $50,011,778, Collateralized by various U.S. Treasury Obligations, (2.88% - 3.13%), (2/15/42- 5/15/49), fair value of $51,000,002)	50,000,000
85,000,000	Nomura Securities International, Inc., 2.14%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $85,020,211, Collateralized by various U.S. Treasury Obligations, (0.00% - 3.38%), (11/14/19- 11/15/48), fair value of $86,700,068)	85,000,000
10,000,000	Royal Bank of Canada New York, 2.07%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $10,002,300, Collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, (0.00% - 3.13%), (6/18/20 - 6/5/29), fair value of $10,200,000)	10,000,000
10,000,000	Wells Fargo Securities LLC, 2.10%, 9/3/19, (Purchased on 8/30/19, proceeds at maturity $10,002,333, Collateralized by U.S. Government Agency Obligations, (0.00%), (3/15/31), fair value of $10,200,380)	10,000,000
Total Repurchase Agreements		875,000,000

Investment Companies (16.1%)
64,000,000	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.92%	64,000,000
130,000,000	Federated Government Obligations Fund, Premier Class, 2.02%	130,000,000
97,295,555	Invesco Short-Term Investments Trust, Government & Agency Portfolio, Institutional Class, 2.02%	97,295,555
Total Investment Companies		291,295,555

Total Investments (Cost $1,685,775,266)(a) - 93.3%		1,685,775,266
Other assets in excess of liabilities — 6.7%		120,414,076
Net Assets - 100.0%		$1,806,189,342

(a)	Cost and value for federal income tax and financial reporting purposes are the same.

SOFR	Secured Overnight Financing Rate
USBMMY3M	3 Month Treasury Bill Rate

See notes to financial statements

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2019

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (6.5%)
$1,886,554	AccessLex Institute, Series 2007-1, Class C, 2.68% (US0003M + 40 bps), 10/25/35*	$1,600,153
1,038,616	Cazenovia Creek Funding II LLC, Series 2018-1A, Class A, 3.56%, 7/15/30*(a)	1,046,042
1,974	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF1, Class A5, 5.01%, 11/25/34*(b)	1,994
385	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 5/25/32*(b)	385
5,226	Countrywide Home Equity Loan Trust, Series 2004-C, Class C, 2.42% (US0001M + 22 bps), 1/15/34*	5,187
1,119,779	Fannie Mae Grantor Trust, Series 2003-T4, Class 2A5, 4.62%, 9/26/33*(b)	1,261,583
461,543	Fremont Home Loan Trust, Series 2004-3, Class 10A1, 4.02% (US0001M + 188 bps), 11/25/34*	228,646
209	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29*(b)	210
860,507	New Century Home Equity Loan Trust, Series 2005-A, Class A4W, 4.68%, 8/25/35*(b)	876,615
7,613	Raspro Trust, Series 2005-1A, Class G, 2.79% (US0003M + 40 bps), 3/23/24(c)	7,605
153,006	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32*	160,547
7,050	Saxon Asset Securities Trust, Series 2003-3, Class AF6, 4.71%, 12/25/33*(b)	7,144
134,127	Soundview Home Equity Loan Trust, Series 2005-B, Class M2, 6.22%, 5/25/35*(b)	128,050
477,064	Structured Asset Investment Loan, Series 2004-10, Class A4, 3.15% (US0001M + 100 bps), 11/25/34*	477,884
946,384	Structured Asset Securities Corp Mortgage Pass-Through Certificates, Series 2004-6XS, Class A5A, 6.03%, 3/25/34*(b)	970,336
1,055,852	Sun Trust Student Loan Trust, Series 2006-1A, Class B, 2.53% (US0003M + 27 bps), 10/28/37*(a)	947,847
Total Asset Backed Securities		7,720,228

Mortgage Backed Securities† (48.0%)
Alt-A - Adjustable Rate Mortgage Backed Securities (1.5%)
12,523	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 3.92%, 7/25/35*(b)	11,024
121,298	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 4.03%, 2/25/36*(b)	104,850
23,807	Countrywide Alternative Loan Trust, Series 2005-24, Class 1A1, 3.79% (12MTA + 131 bps), 7/20/35*	20,178
1,833	Deutsche Mortgage Securities, Inc., Series 2006-ABR, Class A1B1, 2.25% (US0001M + 10 bps), 10/25/36*	1,389

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Adjustable Rate Mortgage Backed Securities, continued:
$13,953	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class 10A1, 5.32% (US0003M + 119 bps), 10/25/33*	$14,049
6,222	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1A, 6.00%, 10/25/36*(b)	5,982
9,559	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, 4.11%, 9/25/34*(b)	9,527
33,499	Master Adjustable Rate Mortgage Trust, Series 2004-13, Class 2A1, 4.85%, 4/21/34*(b)	34,623
1,299,836	Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1, 4.67%, 8/25/35*(b)	1,310,364
243,396	RBSSP Resecuritization Trust, Series 2009-5, Class 13A4, 2.73% (US0001M + 50 bps), 8/26/37(c)	242,156
45,028	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 4.72%, 9/25/34*(b)	45,283
25,753	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21, 4.91%, 1/25/36*(b)	23,230
		1,822,655
Alt-A - Fixed Rate Mortgage Backed Securities (0.8%)
16,043	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35*	14,572
27,582	Citigroup Mortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36*	27,544
2,119	Countrywide Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 7/25/19*	2,115
20,596	Countrywide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.50%, 11/25/35*	18,742
22,781	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A3, 5.50%, 3/25/36*	16,661
23,790	Countrywide Alternative Loan Trust, Series 2006-31CB, Class A16, 6.00%, 11/25/36*	20,279
23,898	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A4, 6.00%, 2/25/37*	20,062
157,170	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37*	110,181
73,423	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34*	77,517
56,263	First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A6, 6.00%, 7/25/36*	43,888
1,932	Master Adjustable Rate Mortgage Trust, Series 2005-3, Class 4A1, 5.50%, 3/25/20*	1,927
2,051	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20*	2,133

See notes to financial statements

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$4,693	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34*	$5,050
405,026	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34*	449,152
21,627	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34*	23,111
3,975	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34*	4,435
1,781	Residential Accredit Loans, Inc., Series 2003-QS14, Class A1, 5.00%, 7/25/18	1,741
1,652	Residential Accredit Loans, Inc., Series 2004-QS13, Class CB, 5.00%, 9/25/19*	1,648
6,891	Residential Accredit Loans, Inc., Series 2004-QS6, Class A1, 5.00%, 5/25/19*	6,667
41,110	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 6/25/36*	38,357
45,796	Residential Asset Securitization Trust, Series 2006-A9CB, Class A5, 6.00%, 9/25/36*	26,038
34,624	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37*	29,671
21,435	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35*	21,494
		962,985
Prime Adjustable Rate Mortgage Backed Securities (1.5%)
47,517	Adjustable Rate Mortgage Trust, Series 2004-4, Class 1A1, 4.02%, 3/25/35*(b)	46,808
7,330	Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A22, 4.69%, 5/25/35(b)	7,508
344,141	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.70%, 6/25/36*(b)	123,919
6,943	Bank of America Mortgage Securities, Series 2006-B, Class 2A1, 4.36%, 11/20/46(b)	6,806
10,725	Bank of America Mortgage Securities, Series 2006-A, Class 2A1, 4.46%, 2/25/36*(b)	10,049
9,989	Bank of America Mortgage Securities, Series 2003-H, Class 2A3, 4.67%, 9/25/33*(b)	10,017
5,663	Bank of America Mortgage Securities, Series 2004-E, Class 1A1, 4.83%, 6/25/34*(b)	5,724
9,645	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 4.27% (H15T1Y + 230 bps), 10/25/35*	9,871
8,234	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 4.40%, 9/25/34*(b)	8,054
5,764	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 15A1, 4.71%, 1/25/35*(b)	5,893
31,702	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 4.75%, 10/25/36*(b)	31,066

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$28,774	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 6.28%, 3/25/31*(b)	$28,648
17,293	Chase Mortgage Finance Corp., Series 2007-A2, Class 10A1, 3.77%, 7/25/37*(b)	15,601
15,738	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 4.59%, 8/25/35(b)	15,918
326,842	Coast Savings & Loan Association, Series 1992-1, Class A, 3.11%, 7/25/22*(b)	331,981
280	Countrywide Home Loans, Series 2003-42, Class 1A1, 3.99%, 9/25/33*(b)	258
16,067	Countrywide Home Loans, Series 2004-12, Class 10A1, 4.15%, 8/25/34*(b)	16,103
12,788	Countrywide Home Loans, Series 2003-58, Class 2A2, 4.69%, 2/19/34*(b)	13,080
5,311	Countrywide Home Loans, Series 2003-60, Class 2A1, 4.74%, 2/25/34*(b)	5,359
37,993	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 4.41%, 11/25/34*(b)	39,163
39,140	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 4.56%, 11/25/32*(b)	17,920
14,557	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 4.16%, 10/25/35*(b)	14,126
81,746	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1, 4.14%, 11/19/35*(b)	78,004
42,334	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 4.45%, 4/25/35*(b)	43,014
19,292	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 4.68%, 11/25/35*(b)	19,408
82,541	Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1B, 4.27%, 1/19/35*(b)	82,525
10,743	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 4.82%, 12/19/35*(b)	10,627
24,079	Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A2, 3.50%, 9/25/36*(b)	23,824
30,504	Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A1, 3.72%, 7/25/36*(b)	26,310
46,841	Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2, 3.94%, 8/25/36*(b)	38,020
16,085	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 4.10%, 8/25/34*(b)	16,228
33,405	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A, 4.38%, 8/25/34*(b)	33,270
3,224	JPMorgan Mortgage Trust, Series 2006-A5, Class 3A4, 4.21%, 8/25/36*(b)	2,986

See notes to financial statements

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$3,432	JPMorgan Mortgage Trust, Series 2005-A4, Class 3A1, 4.37%, 7/25/35*(b)	$3,461
1,710	Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 4.59%, 2/25/34*(b)	1,728
12,204	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 4.82%, 7/25/34*(b)	12,422
14,058	MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2, 4.23%, 12/25/34*(b)	14,244
15,980	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 4.36%, 8/25/34*(b)	16,286
18,768	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 4.72%, 8/25/34*(b)	18,941
41,194	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 4.25%, 12/25/34*(b)	40,246
83,174	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 1A1, 4.65%, 4/25/34*(b)	83,212
3,424	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, 4.70%, 2/25/34*(b)	3,518
10,628	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1, 4.04%, 12/27/35*(b)	11,747
24,444	Structured Asset Securities Corp., Series 2003-24A, Class 1A3, 4.41%, 7/25/33*(b)	24,909
268,329	Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1, 4.06%, 9/25/37*(b)	269,951
3,995	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 4.85%, 8/20/35*(b).	372
12,337	Washington Mutual, Series 2006-AR10, Class 1A2, 3.81%, 9/25/36*(b)	11,839
2,187	Washington Mutual, Series 2006-AR8, Class 1A1, 3.88%, 8/25/46*(b)	2,098
7,901	Washington Mutual, Series 2004-AR3, Class A2, 4.50%, 6/25/34*(b)	8,101
10,744	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1B, 2.57% (US0001M + 42 bps), 7/25/44*	10,806
78,848	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1, 3.61%, 11/25/36*(b)	75,240
4,276	Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 3A1, 4.82%, 12/25/34*(b)	4,413
9,009	Wells Fargo Mortgage Backed Securities Trust, Series 2004-I, Class 1A1, 4.89%, 7/25/34*(b)	9,366

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$2,390	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A4, 4.89%, 4/25/36*(b)	$2,415
8,987	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 1A1, 4.97%, 8/25/33*(b)	9,052
6,189	Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1, 5.00%, 6/25/34*(b)	6,365
4,495	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR9, Class 3A1, 5.02%, 6/25/34*(b)	4,687
22,745	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR1, Class 1A1, 5.08%, 2/25/35*(b)	23,496
		1,807,003
Prime Fixed Mortgage Backed Securities (21.9%)
317,444	Agate Bay Mortgage Trust, Series, Inc. 2015-7, Class A6, 3.00%, 10/25/45*(b)(c)	316,485
1,752,633	Citigroup Mortgage Loan Trust, Inc., Series 2014-C, Class A, 3.25%, 2/25/54*(b)(c)	1,751,385
18,910	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31*	19,554
106,951	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 1CB2, 6.75%, 8/25/34*	115,777
18,731	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB3, 8.00%, 8/25/34*	20,932
6,903	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-7, Class 5A1, 5.00%, 10/25/19*	6,979
107,914	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A11, 6.00%, 10/25/33	112,386
36,303	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33*	38,262
25,047	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33*	27,805
68,075	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32*	39,000
112,091	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32*	127,197
1,876,510	Credit Suisse Mortgage Trust, Series 2015-3, Class A9, 3.50%, 3/25/45*(b)(c)	1,899,298
1,684,664	EverBank Mortgage Loan Trust, Series 2018-1, Class A4, 3.50%, 2/25/48*(b)(c)	1,708,422
3,068,899	Flagstar Mortgage Trust, Series 2017-1, Class 1A5, 3.50%, 3/25/47*(b)(c)	3,127,520
147,675	Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.50%, 11/25/57*(b) (c)	149,661
55,381	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33*	54,985

See notes to financial statements

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$5,745	GSR Mortgage Loan Trust, Series 2005-8F, Class 7A1, 5.50%, 10/25/20*	$5,673
27,520	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35*	20,595
2,343,602	JPMorgan Mortgage Trust, Series 2017-2, Class A4, 3.00%, 5/25/47*(b)(c)	2,365,837
1,785,096	JPMorgan Mortgage Trust, Series 2017-3, Class 1A5, 3.50%, 8/25/47*(b)(c)	1,813,572
1,534,272	JPMorgan Mortgage Trust, Series 2018-1, Class A5, 3.50%, 6/25/48*(b)(c)	1,558,747
13,647	Lehman Mortgage Trust, Series 2005-3, Class 1A3, 5.50%, 1/25/36*	11,550
1,329,666	MFRA Trust, Series 2017-RPL1, Class A1, 2.59%, 2/25/57*(b)(c)	1,323,466
1,569,516	Onslow Bay Financial LLC, Series 2018- EXP2, Class 1A1, 4.00%, 11/25/48*(b) (c)	1,582,961
2,439	Prime Mortgage Trust, Series 2005-2, Class 1A3, 5.25%, 7/25/20*	2,447
1,331,118	PSMC Trust, Series 2018-1, Class A3, 3.50%, 2/25/48*(b)(c)	1,352,352
10,352	Residential Funding Mortgage Securities I, Series 2005-S7, Class A1, 5.50%, 11/25/35*	9,923
17,950	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32*	18,662
1,501,312	Sequoia Mortgage Trust, Series 2018-5, Class A4, 3.50%, 5/25/48*(b)(c)	1,530,665
884,265	Sequoia Mortgage Trust, Series 2018-CH1, Class A10, 4.00%, 2/25/48*(b)(c)	897,844
814,572	Sequoia Mortgage Trust, Series 2018-CH2, Class A12, 4.00%, 6/25/48*(b)(c)	824,912
107,076	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29*	114,799
1,099,913	Verus Securitization Trust, Series 2017-SG1A, Class A1, 2.69%, 11/25/47*(b)(c)	1,096,346
1,853,536	Verus Securitization Trust, Series 2018-INV2, Class A1FX, 4.15%, 10/25/58*(b) (c)	1,890,904
5,357	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32*	5,593
1,460	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB4, Class 22A, 6.00%, 12/25/19*	1,455
		25,943,951
Subprime Mortgage Backed Securities (4.1%)
994,501	Towd Point Mortgage Trust, Series 2016-1, Class A1B, 2.75%, 2/25/55*(b)(c)	998,253
953,165	Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75%, 10/25/56*(b)(c)	958,598
1,824,076	Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 4/25/57*(b)(c)	1,839,881
1,122,596	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, 10/25/57*(b)(c)	1,137,719
		4,934,451

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities (18.2%)
$439,674	Fannie Mae, Series 2013-68, Class 10A1, 1.00%, 3/25/42	$433,933
279,540	Fannie Mae, Series 2012-31, Class PA, 2.00%, 4/25/41	279,770
635,135	Fannie Mae, Series 2012-51, Class EB, 2.00%, 1/25/40	637,971
660,560	Fannie Mae, Series 2012-96, Class PD, 2.00%, 7/25/41	660,254
517,377	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	516,901
287,137	Fannie Mae, Series 2013-68, Class LE, 2.00%, 4/25/43	284,315
372,751	Fannie Mae, Series 2011-126, Class ED, 2.25%, 4/25/40	374,180
210,201	Fannie Mae, Series 2013-73, Class 10A1, 2.25%, 6/25/42	212,003
355,497	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(b)	357,277
54,474	Fannie Mae, Series 2012-2, Class 10A1, 2.50%, 5/25/41	55,074
164,698	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	170,326
90,750	Fannie Mae, Series 2011-124, Class 10A1, 3.00%, 9/25/29	91,063
623,930	Fannie Mae, Series 2014-1, Class AB, 3.00%, 6/25/43	645,136
4,595	Fannie Mae, 4.35% (H15T1Y + 187 bps), 12/1/22, Pool #303247	4,667
18,578	Fannie Mae, 4.44% (US0012M + 132 bps), 1/1/35, Pool #805386	19,248
778,336	Fannie Mae, Series 2003-W16, Class AF5, 4.49%, 11/25/33*(b)	836,467
1,031,062	Fannie Mae, Series 2003-W14, Class 2A, 4.62%, 1/25/43*(b)	1,078,783
2,351,432	Fannie Mae, Series 2003-W12, Class 3A, 4.69%, 3/25/43*(b)	2,446,859
3,729	Fannie Mae, 4.69% (H15T1Y + 216 bps), 6/1/32, Pool #725286	3,840
45,216	Fannie Mae, 4.70% (H15T1Y + 229 bps), 2/1/30, Pool #556998	46,359
2,725,000	Fannie Mae, Series 2004-W3, Class A7, 5.50%, 5/25/34*	3,085,587
17,906	Fannie Mae, Series 2001-W4, Class AF6, 5.61%, 1/25/32*(b)	18,909
1,319	Fannie Mae, Series 1992-129, Class L, 6.00%, 7/25/22	1,373
17,353	Fannie Mae, Series 2001-W2, Class AF6, 6.59%, 10/25/31*(b)	18,412
10,551	Fannie Mae, Series 2001-W1, Class AF6, 6.90%, 7/25/31*(b)	12,399
50	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	52
282	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	295
1,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	1,101
266,217	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	268,966

See notes to financial statements

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$1,126,529	Freddie Mac, Series 4220, Class KC, 1.50%, 5/15/32	$1,114,163
829,031	Freddie Mac, Series 4039, Class ME, 2.00%, 12/15/40(b)	829,158
243,032	Freddie Mac, Series 3982, Class MD, 2.00%, 5/15/39	242,892
410,003	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	410,164
619,958	Freddie Mac, Series 4030, Class DA, 2.00%, 2/15/41	619,329
858,963	Freddie Mac, Series 4079, Class WA, 2.00%, 8/15/40	855,249
1,094,768	Freddie Mac, Series 4272, Class YG, 2.00%, 11/15/26	1,100,578
336,673	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	336,813
81,412	Freddie Mac, Series 3890, Class BA, 2.50%, 11/15/40	82,067
580,252	Freddie Mac, Series 3913, Class PC, 2.50%, 3/15/41	587,887
699,297	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	708,797
60,310	Freddie Mac, Series 3752, Class JA, 2.75%, 4/15/40	60,412
123,289	Freddie Mac, Series 4017, Class MA, 3.00%, 3/15/41	126,482
742,482	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	772,021
516,903	Freddie Mac, Series T-67, Class 1A1C, 3.90%, 3/25/36*(b)	527,611
16,096	Freddie Mac, 4.00%, 9/1/33, Pool #N31025	16,717
17,351	Freddie Mac, Series 3819, Class JP, 4.00%, 8/15/39	17,318
4,418	Freddie Mac, 4.26% (US0006M + 154 bps), 4/1/36, Pool #1N0148	4,564
208,012	Freddie Mac, Series 3688, Class HQ, 6.00%, 11/15/21	211,739
2,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	2,020
351	Freddie Mac, Series 180, Class H, 6.50%, 9/15/21*	354
534	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21*	542
1,054	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23*	1,112
1,332	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22*	1,409
924	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22*	981
376,289	Government National Mortgage Assoc., Series 2013-69, Class 10A1, 2.00%, 9/20/42	368,071
16,325	Government National Mortgage Assoc., Series 2012-14, Class PE, 3.00%, 11/20/40*	16,310

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$13,453	Government National Mortgage Assoc., 3.88% (H15T1Y + 150 bps), 5/20/34, Pool #80916	$13,999
2,392	Government National Mortgage Assoc., 4.00% (H15T1Y + 150 bps), 1/20/23, Pool #8123	2,430
3,397	Government National Mortgage Assoc., 4.00% (H15T1Y + 150 bps), 1/20/25, Pool #8580	3,485
4,754	Government National Mortgage Assoc., 4.00% (H15T1Y + 150 bps), 1/20/25, Pool #8585	4,877
1,807	Government National Mortgage Assoc., 4.00% (H15T1Y + 150 bps), 3/20/26, Pool #8832	1,823
3,664	Government National Mortgage Assoc., 4.00% (H15T1Y + 150 bps), 3/20/29, Pool #80263	3,691
1,376	Government National Mortgage Assoc., 4.13% (H15T1Y + 150 bps), 12/20/21, Pool #8889	1,389
2,468	Government National Mortgage Assoc., 4.13% (H15T1Y + 150 bps), 12/20/27, Pool #80141	2,549
5,468	Government National Mortgage Assoc., 4.13% (H15T1Y + 150 bps), 11/20/29, Pool #876947	5,483
111	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	122
91	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	96
34	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	34
279	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	285
		21,616,543
Total Mortgage Backed Securities		57,087,588

Corporate Bonds (12.5%)
Banks (4.7%)
1,450,000	Bank of America Corp., 3.55% (US0003M + 78 bps), 3/5/24, Callable 3/5/23 @ 100 *	1,515,455
1,500,000	Mizuho Financial Group, Inc., 2.95%, 2/28/22	1,527,343
1,000,000	Mizuho Financial Group, Inc., 3.55%, 3/5/23	1,044,520
1,500,000	Wells Fargo & Co., 2.63%, 7/22/22	1,525,295
		5,612,613
Capital Markets (0.0%)
2,000,000	Lehman Brothers Holdings, Inc., 6.00%, 7/19/12, MTN (d)	27,000
Diversified Telecommunication Services (1.5%)
1,743,000	AT&T, Inc., 2.80%, 2/17/21, Callable 1/17/21 @ 100 *	1,757,693
Interactive Media & Services (2.6%)
3,000,000	Baidu, Inc., 3.88%, 9/29/23, Callable 8/29/23 @ 100 *	3,146,895
Sovereign Bond (1.3%)
500,000	Export-Import Bank of Korea, 2.13%, 1/25/20	500,120

See notes to financial statements

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2019	Concluded

Shares or Principal Amount	Security Description	Value

Corporate Bonds†, continued:
Sovereign Bond, continued:
$1,050,000	Export-Import Bank of Korea, 2.25%, 1/21/20	$1,050,525
		1,550,645
Tobacco (2.0%)
2,150,000	Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 *	2,356,944
Trading Companies & Distributors (0.4%)
447,000	Aviation Capital Group LLC, 7.13%, 10/15/20 (c)	470,667
Total Corporate Bonds		14,922,457

Taxable Municipal Bonds (2.1%)
Delaware (0.8%)
1,000,000	State of Delaware, Build America Bonds, GO, Series D, 5.60%, 10/1/29, Continuously Callable @100	1,002,770
Georgia (1.3%)
1,340,000	State of Georgia, Build America Bonds, GO, Series H, 4.50%, 11/1/25	1,450,604
Total Taxable Municipal Bonds		2,453,374

Shares or Principal Amount	Security Description	Value

U.S. Treasury Obligations (27.5%)
U.S. Treasury Notes
$7,208,000	1.50%, 11/30/19	$7,198,427
12,000,000	1.75%, 7/31/24	12,199,219
5,500,000	2.25%, 2/29/20	5,508,594
2,000,000	2.63%, 7/15/21	2,038,984
5,200,000	2.88%, 8/15/28	5,795,359
Total U.S. Treasury Obligations		32,740,583

Investment in Affiliates (4.2%)
5,044,235	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.95%(e)	5,044,235
Total Investment in Affiliates		5,044,235

Total Investment (Cost $120,054,106)(f) - 100.8%		119,968,465
Liabilities in excess of other assets—(0.8)%		(989,094)
Net Assets - 100.0%		$118,979,371

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2019, illiquid securities were 1.7% of the Fund’s net assets.
(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2019.
(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(d)	Issuer has defaulted on the payment of interest.
(e)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2019.
(f)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

12MTA	12 Month Treasury Average
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
US0001M	1 Month US Dollar LIBOR
US0003M	3 Month US Dollar LIBOR
US0006M	6 Month US Dollar LIBOR
US0012M	12 Month US Dollar LIBOR

See notes to financial statements

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2019

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (3.8%)
$327,003	AccessLex Institute, Series 2007-1, Class C, 2.68% (US0003M + 40 bps), 10/25/35*	$277,359
9,828	Aegis Asset Backed Securities Trust, Series 2004-4, Class A1, 2.87% (US0001M + 72 bps), 10/25/34*	9,827
2,027	Raspro Trust, Series 2005-1A, Class G, 2.79% (US0003M + 40 bps), 3/23/24(a)	2,025
570,000	SLM Student Loan Trust, Series 2012-7, Class B, 3.95% (US0001M + 180 bps), 9/25/43*	557,834
201,925	Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.07%, 2/16/43*(a)	210,006
Total Asset Backed Securities		1,057,051

Mortgage Backed Securities† (34.4%)
Alt-A - Fixed Rate Mortgage Backed Securities (3.6%)
2,629	Bank of America Alternative Loan Trust, Series 2005-9, Class 5A1, 5.50%, 10/25/20*	2,573
67,918	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35*	66,143
274,106	Corevest American Finance Trust, Series 2019-1, Class A, 3.32%, 3/15/52	286,290
4,716	Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.25%, 3/25/35*	4,711
15,460	Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34*	16,215
82,721	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37*	57,990
66,240	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 5.23%, 6/25/36*(b)	64,805
14,013	Master Alternative Loans Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34*	14,646
4,930	Master Alternative Loans Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19*	4,589
19,966	Master Alternative Loans Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34*	21,473
431	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20*	448
47,879	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34*	51,529
22,253	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34*	23,201
8,471	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33*	8,840
20,638	Master Alternative Loans Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34*	22,241
33,289	Master Alternative Loans Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34*	36,261
9,535	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35*(b)	9,804
3,573	Nomura Asset Acceptance Corp., Series 2005-WF1, Class 2A5, 5.16%, 3/25/35*(b)	3,732

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$34,247	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 5.48%, 5/25/35*(b)	$25,534
93,172	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36*(b)	35,963
46,453	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 3.88%, 10/25/40*(a) (b)	44,703
218	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18*	175
10,436	Residential Accredit Loans, Inc., Series 2005-QS2, Class A1, 5.50%, 2/25/35*	10,713
8,046	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.75%, 12/25/21*	7,757
14,814	Residential Accredit Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36*	14,243
30,663	Residential Accredit Loans, Inc., Series 2006-QS12, Class 1A2, 6.50%, 9/25/36*	22,398
48,636	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35*	39,247
66,022	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 8/25/36*	58,631
63,148	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35*	61,026
		1,015,881
Prime Adjustable Rate Mortgage Backed Securities (2.5%)
9,692	Bank of America Funding Corp., Series 2004-B, Class 5A1, 4.62%, 11/20/34*(b)	9,551
10,250	Bear Stearns Mortgage Trust, Series 2004-9, Class 12A3, 4.41%, 11/25/34*(b)	10,315
3,712	Bear Stearns Mortgage Trust, Series 2003-7, Class 4A, 4.66%, 10/25/33*(b)	3,893
11,815	Countrywide Home Loans, Series 2004-2, Class 2A1, 3.49%, 2/25/34*(b)	11,305
8,926	Countrywide Home Loans, Series 2004-12, Class 10A1, 4.15%, 8/25/34*(b)	8,946
17,467	HomeBanc Mortgage Trust, Series 2006-1, Class 1A1, 3.69%, 4/25/37*(b)	15,362
278,233	JPMorgan Mortgage Trust, Series 2014-5, Class A1, 2.98%, 10/25/29*(a)(b)	282,058
6,208	JPMorgan Mortgage Trust, Series 2006-A2, Class 2A1, 4.24% (US0003M + 101 bps), 4/25/36*	6,103
30,514	JPMorgan Mortgage Trust, Series 2006-A6, Class 1A4L, 4.27%, 10/25/36*(b)	27,494
317,089	JPMorgan Mortgage Trust, Series 2005-A6, Class 3A3, 4.32%, 9/25/35*(b)	299,673
38,632	JPMorgan Mortgage Trust, Series 2005-A1, Class 3A4, 4.74%, 2/25/35*(b)	39,864
1,997	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 4.85%, 8/20/35*(b)	186

See notes to financial statements

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$1,378	Wells Fargo Mortgage Backed Securities Trust, Series 2004-E, Class A1, 5.07%, 5/25/34*(b)	$1,428
		716,178
Prime Fixed Mortgage Backed Securities (7.5%)
8,472	American Home Mortgage Investment Trust, Series 2005-2, Class 5A1, 5.06%, 9/25/35*(b)	8,226
16,910	Chase Mortgage Finance Corp., Series 2007-S2, Class 2A1, 5.50%, 3/25/37*	13,245
10,685	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	11,301
9,158	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34*	10,360
5,511	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33*	5,676
3,079	Countrywide Home Loans, Series 2004-J6, Class 1A2, 5.25%, 8/25/24*	3,057
10,812	Countrywide Home Loans, Series 2005-29, Class A1, 5.75%, 12/25/35*	9,337
1,207	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 4A1, 5.00%, 2/25/19*	1,253
24,706	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33*	26,421
9,516	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33*	10,029
251,387	Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3, 3.50%, 10/25/47*(a)(b)	256,176
276,225	Flagstar Mortgage Trust, Series 2018-5, Class A7, 4.00%, 9/25/48*(b)	279,717
138,676	Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.50%, 7/25/56*(b)	141,014
266,493	GSR Mortgage Loan Trust, Series 2004-13F, Class 2A1, 4.25%, 11/25/34*	273,886
122	GSR Mortgage Loan Trust, Series 2004-10F, Class 2A4, 5.00%, 9/25/49*	121
885	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32*	945
227,118	JPMorgan Mortgage Trust, Series 2017-4, Class A6, 3.00%, 11/25/48*(a)(b)	229,808
28,830	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34*	30,855
2,517	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34*	2,691
268,060	PSMC Trust, Series 2018-2, Class A3, 3.50%, 6/25/48(a)(b)	273,348
61,114	Residential Asset Mortgage Products, Inc., Series 2005-SL2, Class A3, 7.00%, 2/25/32*	59,207
247,068	Sequoia Mortgage Trust, Series 2017-CH1, Class A11, 3.50%, 8/25/47*(a)(b)	248,566
183,612	Sequoia Mortgage Trust, Series 2018-8, Class A4, 4.00%, 11/25/48*(a)(b)	185,061

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$13,286	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29*	$14,244
146	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30*	161
1,676	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-S11, Class 1A, 5.00%, 11/25/33*	1,738
802	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34*	860
		2,097,303
Subprime Mortgage Backed Securities (1.3%)
112,602	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, 1/25/58*(a)(b)	114,514
241,256	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58*(a)(b)	246,690
		361,204
U.S. Government Agency Mortgage Backed Securities (19.5%)
54,959	Fannie Mae, Series 2013-68, Class 10A1, 1.00%, 3/25/42	54,242
304	Fannie Mae, Series 1992-45, Class F, 1.54% (T7Y ), 4/25/22	303
147,197	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	147,667
331,166	Fannie Mae, Series 2012-30, Class BA, 2.00%, 6/25/41	331,294
321,384	Fannie Mae, Series 2012-8, Class KA, 2.00%, 6/25/41	321,334
86,230	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	86,150
105,101	Fannie Mae, Series 2013-73, Class 10A1, 2.25%, 6/25/42	106,001
142,199	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(b)	142,912
143,525	Fannie Mae, Series 2010-100, Class LA, 2.50%, 7/25/40	145,266
27,237	Fannie Mae, Series 2012-2, Class 10A1, 2.50%, 5/25/41	27,537
265,140	Fannie Mae, Series 2014-61, Class P, 2.50%, 7/25/44	269,249
413,022	Fannie Mae, Series 2015-12, Class PC, 2.50%, 7/25/44	415,878
267,035	Fannie Mae, Series 2017-M5, Class A1, 2.74%, 4/25/29	278,696
152,346	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	157,552
22,687	Fannie Mae, Series 2011-124, Class 10A1, 3.00%, 9/25/29	22,766
317,476	Fannie Mae, Series 2012-50, Class LG, 3.00%, 9/25/40	319,145
334,489	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	348,665
242,753	Fannie Mae, Series 2018-M12, Class A1, 3.55%, 2/25/30	266,932

See notes to financial statements

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$1,854	Fannie Mae, 4.29% (US0012M + 162 bps), 9/1/33, Pool #739372	$1,912
2,008	Fannie Mae, 4.86% (US0012M + 186 bps), 1/1/37, Pool #906675	2,139
1,066	Fannie Mae, 4.88% (H15T1Y + 250 bps), 7/1/23, Pool #224951	1,077
165	Fannie Mae, 6.00%, 4/1/35, Pool #735503	189
517	Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20	523
1,321	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	1,515
12,484	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42*	14,720
531	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31*	630
1,326	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	1,393
404	Fannie Mae, Series G-32, Class L, 8.00%, 10/25/21	421
64	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	66
417	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	432
78	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	80
48	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	49
24	Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20	24
63	Freddie Mac, Series 1222, Class P, 1.33%(T10Y - 40 bps), 3/15/22*	63
66,554	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	67,241
157,648	Freddie Mac, Series 4220, Class KC, 1.50%, 5/15/32	155,918
154,543	Freddie Mac, Series 3936, Class LA, 2.00%, 6/15/40	156,105
186,869	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	186,947
124,743	Freddie Mac, Series 4461, Class EA, 2.00%, 7/15/37	124,501
248,964	Freddie Mac, Series 4129, Class PA, 2.50%, 7/15/42	253,938
127,039	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	128,765
191,001	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	200,540
151,961	Freddie Mac, Series 4332, Class NH, 3.00%, 9/15/43	155,795
212,421	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	220,872
15,264	Freddie Mac, 5.37% (H15T1Y + 228 bps), 8/1/34, Pool #755230	15,535
1,161	Freddie Mac, Series 1136, Class H, 6.00%, 9/15/21*	1,189

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$2,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	$2,020
674	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21*	688
1,651	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22*	1,726
1,441	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24*	1,550
110	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21*	112
1,712	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26*	1,909
277	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21*	287
2,202	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22*	2,314
3,153	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22*	3,335
17	Freddie Mac, Series 138, Class E, 8.07%, 7/15/21*	17
53,722	Government National Mortgage Assoc., Series 2013-104, Class DC, 2.00%, 4/20/40	53,634
80,633	Government National Mortgage Assoc., Series 2013-69, Class 10A1, 2.00%, 9/20/42	78,872
87,819	Government National Mortgage Assoc., Series 2010-69, Class MC, 2.50%, 4/20/40	88,155
48,381	Government National Mortgage Assoc., Series 2010-98, Class CH, 3.00%, 10/20/39	48,945
62,821	Government National Mortgage Assoc., Series 2010-98, Class MG, 3.00%, 8/20/39	63,801
5,763	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	5,771
90	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	100
1,008	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	1,010
582	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	623
65	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	71
155	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	167
1,675	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	1,804
4,190	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	4,571
		5,495,650
Total Mortgage Backed Securities		9,686,216

Corporate Bonds (19.6%) Banks (2.5%)
385,000	Bank of America Corp., 3.55% (US0003M + 78 bps), 3/5/24, Callable 3/5/23 @ 100*	402,379
290,000	Wells Fargo & Co., 3.00%, 10/23/26	301,353
		703,732
See notes to financial statements

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Corporate Bonds, continued:
Beverages (1.1%)
$300,000	Keurig Dr Pepper, Inc., 3.55%, 5/25/21	$307,197
Biotechnology (1.2%)
350,000	Amgen, Inc., 2.20%, 5/11/20	349,973
Capital Markets (3.5%)
290,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100 *	303,670
925,350	Preferred Term Securities XX, Class B2, 2.57% (US0003M + 45 bps), 3/22/38, Callable 10/25/19 @ 100 *(a)	694,013
		997,683
Diversified Financial Services (1.3%)
350,000	BP Capital Markets America, Inc., 2.75%, 5/10/23	358,554
Diversified Telecommunication Services (1.7%)
360,000	AT&T, Inc., 5.25%, 3/1/37, Callable 9/1/36 @ 100 *	426,681
39,000	Qwest Corp., Series MBIA, 6.88%, 9/15/33, Callable 10/10/19 @ 100 *	39,146
		465,827
Equity Real Estate Investment Trusts (0.9%)
239,248	JBG/Rockville NCI Campus LLC, Series 2010-A, 3.90%, 7/15/23 (a)	246,462
Food Products (1.3%)
350,000	Campbell Soup Co., 3.95%, 3/15/25, Callable 1/15/25 @ 100 *	370,479
Hotels, Restaurants & Leisure (1.5%)
420,000	Royal Caribbean Cruises, Ltd., 2.65%, 11/28/20	421,104
Industrial Conglomerates (1.3%)
375,000	General Electric Co., 3.10%, 1/9/23	376,106
Insurance (1.1%)
300,000	Jackson National Life Global Funding, 2.65%, 6/21/24 (a)	306,167
Multiline Retail (0.9%)
250,000	Macys Retail Holdings, Inc., 2.88%, 2/15/23, Callable 11/15/22 @ 100 *	245,696
Technology Hardware, Storage & Peripherals (1.3%)
350,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100 *	374,906
Total Corporate Bonds 5,523,886

Taxable Municipal Bonds (6.9%)
Illinois (1.8%)
500,000	Rosemont Illinois State, GO, Series A, 2.76%, 12/1/19, Insured by: MAC	499,770

Shares or Principal Amount	Security Description	Value

Taxable Municipal Bonds, continued:
Missouri (0.6%)
$165,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, GO, 7.50%, 10/1/39, Continuously Callable @100	$165,619
Rhode Island (1.5%)
400,000	Rhode Island Convention Center Authority Revenue, 3.15%, 5/15/25	422,272
South Carolina (1.3%)
350,000	South Carolina Public Service Authority Revenue, Series D, 2.39%, 12/1/23	352,706
Wisconsin (1.7%)
465,000	Public Financial Authority Wisconsin Revenue, 4.45%, 10/1/25, Insured by: AGC	495,801
Total Taxable Municipal Bonds		1,936,168

U.S. Government Agency Securities (2.9%)
Federal Home Loan Bank
275,000	2.05%, 8/26/21, Callable 11/26/19 @ 100 *	275,031
275,000	2.26%, 10/4/22, Callable 10/4/19 @ 100 *	275,078
		550,109
Freddie Mac
275,000	2.55%, 6/6/22	275,007
Total U.S. Government Agency Securities		825,116

U.S. Treasury Obligations (28.4%)
U.S. Treasury Inflation Indexed Notes
1,148,157	0.38%, 7/15/25	1,176,646
U.S. Treasury Notes
2,586,000	1.50%, 11/30/19	2,582,564
570,000	2.00%, 4/30/24	584,918
1,720,000	2.25%, 2/29/20	1,722,688
1,814,000	2.25%, 2/15/27	1,914,975
		6,805,145
Total U.S. Treasury Obligations		7,981,791

Investment in Affiliates (3.8%)
1,055,296	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.95%(c)	1,055,296
Total Investment in Affiliates		1,055,296

Total Investments (Cost $27,661,311)(d) - 99.8%		28,065,524
Other assets in excess of liabilities — 0.2%		49,720
Net Assets - 100.0%		$28,115,244

See notes to financial statements

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2019	Concluded

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2019.
(c)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2019.
(d)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

AGC	Assured Guaranty Corporation
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
MAC	Municipal Assurance Corporation
T10Y	10 Year Treasury Constant Maturity Rate
T7Y	7 Year Treasury Constant Maturity Rate
US0001M	1 Month US Dollar LIBOR
US0003M	3 Month US Dollar LIBOR
US0012M	12 Month US Dollar LIBOR

See notes to financial statements

Schedule of Portfolio Investments	Bond Fund
August 31, 2019

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (4.2%)
$1,031,316	AccessLex Institute, Series 2007-1, Class C, 2.68% (US0003M + 40 bps), 10/25/35*	$874,750
833,892	American Credit Acceptance Receivables Trust, Series 2017-4, Class C, 2.94%, 1/10/24*(a)	835,906
25,914	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC7, Class A1, 5.50%, 1/25/34*(b)	26,893
498,374	Corevest American Finance Trust, Series 2019-1, Class A, 3.32%, 3/15/52(a)	520,526
304	RAAC, Series 2004-SP1, Class AI4, 5.29%, 8/25/27*(b)	306
945,250	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.54%, 2/25/44*(a)	998,530
50,960	Structured Asset Securities Corp., Series 2003-AL2, Class A, 3.36%, 1/25/31(a)	50,835
477,222	UBS Commercial Mortgage Trust, Series 2018-C10, Class A1, 3.18%, 5/15/51	486,869
502,350	Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.07%, 2/16/43*(a)	522,453
Total Asset Backed Securities		4,317,068

Mortgage Backed Securities† (34.0%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.1%)
73,780	Bear Stearns Alternative-A Trust, Series 2006-6, Class 32A1, 3.94%, 11/25/36*(b)	60,848
18,492	JPMorgan Alternative Loan Trust, Series 2006-S4, Class A6, 5.71%, 12/25/36*(b)	18,334
		79,182
Alt-A - Fixed Rate Mortgage Backed Securities (1.1%)
15,263	Bank of America Alternative Loan Trust, Series 2005-9, Class 1CB3, 5.50%, 10/25/35*	15,592
19,088	Bank of America Alternative Loan Trust, Series 2006-4, Class CB1, 6.50%, 5/25/46*	20,045
40,672	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35*	39,609
26,770	Chaseflex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37*	15,795
75,398	Countrywide Alternative Loan Trust, Series 2005-46CB, Class A3, 5.50%, 10/25/35*	71,769
62,238	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36*	60,442
11,471	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34*	11,792
28,784	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 1A4, 6.00%, 4/25/36*	22,935
205,750	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A7, 6.00%, 5/25/37*	145,038
210,474	Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A4, 6.25%, 12/25/36*	142,651
17,553	Master Alternative Loans Trust, Series 2003-8, Class 3A1, 5.50%, 12/25/33*	18,104
3,976	Master Alternative Loans Trust, Series 2004-13, Class 8A1, 5.50%, 1/25/25*	4,019
32,742	Master Alternative Loans Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35*	33,539

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$56,214	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34*	$60,489
59,848	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34*	64,411
22,253	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34*	23,201
24,473	Master Alternative Loans Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35*	25,734
4,694	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33*	5,027
12,065	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34*	13,002
21,162	Residential Accredit Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36*	20,348
238,865	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35*	205,323
136,786	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36*	97,912
		1,116,777
Prime Adjustable Rate Mortgage Backed Securities (1.4%)
1,155,737	JPMorgan Mortgage Trust, Series 2014-5, Class A1, 2.98%, 10/25/29*(a)(b)	1,171,628
8,793	JPMorgan Mortgage Trust, Series 2006-A4, Class 3A1, 4.49%, 6/25/36*(b)	7,799
264,831	JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4, 4.56%, 8/25/35*(b)	268,668
25,743	MLCC Mortgage Investors, Inc., Series 2004-HB1, Class A3, 4.13%, 4/25/29*(b)	25,645
6,825	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5, Class 4A1, 4.09%, 6/25/36*(b)	5,853
999	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 4.85%, 8/20/35*(b)	93
		1,479,686
Prime Fixed Mortgage Backed Securities (10.6%)
3,025	Chase Mortgage Finance Corp., Series 2002-S4, Class A23, 6.25%, 3/25/32*	3,138
171,259	Chaseflex Trust, Series 2006-2, Class A5, 4.65%, 9/25/36*(b)	172,934
29,058	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	30,734
49,198	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35*	50,192
8,102	Countrywide Home Loans, Series 2004-18, Class A1, 6.00%, 10/25/34*	8,576
9,389	Countrywide Home Loans, Series 2004-21, Class A10, 6.00%, 11/25/34*	10,043
93,413	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37*	68,300
5,000	Countrywide Home Loans Mortgage Pass, Series 2004-8, Class 1A3, 5.50%, 7/25/34*	5,290
111,985	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 3A1, 6.00%, 10/25/35*	61,371

See notes to financial statements

Schedule of Portfolio Investments	Bond Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$984	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1, 4.50%, 10/25/21*	$941
217,582	Deephaven Residential Mortgage Trust, Series 2018-2A, Class A1, 3.48%, 4/25/58*(a)(b)	219,697
126	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	132
673,720	Flagstar Mortgage Trust, Series 2018-5, Class A7, 4.00%, 9/25/48*(a)(b)	682,237
2,584	GMAC Mortgage Corp. Loan Trust, Series 2003-GH2, Class A4, 5.50%, 10/25/33*(b)	2,661
924,262	GS Mortgage-Backed Securities Trust, Series 2018-RPL1, Class A1A, 3.75%, 10/25/57*(a)	955,190
958,153	JPMorgan Mortgage Trust, Series 2017-4, Class A6, 3.00%, 11/25/48*(a)(b)	969,501
452,081	JPMorgan Mortgage Trust, Series 2017-3, Class 1A5, 3.50%, 8/25/47*(a)(b)	459,293
29,693	JPMorgan Mortgage Trust, Series 2006-A2, Class 3A2, 4.38%, 4/25/36*(b)	27,200
29,714	JPMorgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34*	30,223
36,169	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34*	38,708
9,599	Nomura Asset Acceptance Corp., Series 2003-A1, Class A2, 6.00%, 5/25/33*	10,054
863,234	Onslow Bay Financial LLC, Series 2018- EXP2, Class 1A1, 4.00%, 11/25/48*(a)(b)	870,629
897,789	PSMC Trust, Series 2018-2, Class A3, 3.50%, 6/25/48(a)(b)	915,499
161,465	RAAC, Series 2004-SP2, Class A22, 6.00%, 1/25/32*	163,883
878,967	Sequoia Mortgage Trust, Series 2017-7, Class A4, 3.50%, 10/25/47*(a)(b)	895,098
947,094	Sequoia Mortgage Trust, Series 2017-CH1, Class A11, 3.50%, 8/25/47*(a)(b)	952,834
889,103	Sequoia Mortgage Trust, Series 2018-3, Class A4, 3.50%, 3/25/48*(a)(b)	903,819
446,041	Sequoia Mortgage Trust, Series 2018-6, Class A4, 4.00%, 7/25/48*(a)(b)	450,408
753,096	Sequoia Mortgage Trust, Series 2018-8, Class A4, 4.00%, 11/25/48*(a)(b)	759,039
37,889	TBW Mortgage Backed Pass-Through Certificates, Series 2006-2, Class 7A1, 7.00%, 7/25/36*	10,490
283,172	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-3, Class 1CB5, 5.50%, 5/25/35*	283,946
9,065	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A, 6.00%, 6/25/34*	9,785
72,016	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34*	77,276

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$2,792	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37*	$2,798
893,184	WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/45*(a)(b)	909,546
		11,011,465
Subprime Mortgage Backed Securities (1.6%)
684,783	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, 10/25/57*(a)(b)	694,009
300,271	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, 1/25/58*(a)(b)	305,370
683,560	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58*(a)(b)	698,956
		1,698,335
U.S. Government Agency Mortgage Backed Securities (19.2%)
253,363	Fannie Mae, Series 2010-102, Class PE, 2.00%, 9/25/40	253,563
245,329	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	246,112
413,729	Fannie Mae, Series 2012-111, Class EC, 2.00%, 12/25/41	414,132
782,876	Fannie Mae, Series 2012-30, Class BA, 2.00%, 6/25/41	783,180
792,918	Fannie Mae, Series 2012-83, Class AH, 2.00%, 11/25/41	792,191
465,640	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	465,211
333,650	Fannie Mae, Series 2013-23, Class AB, 2.00%, 2/25/43	333,668
413,897	Fannie Mae, Series 2012-30, Class CB, 2.25%, 10/25/41	417,612
210,201	Fannie Mae, Series 2013-73, Class 10A1, 2.25%, 6/25/42	212,003
177,749	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(b)	178,639
239,838	Fannie Mae, Series 2010-100, Class LA, 2.50%, 7/25/40	242,746
409,569	Fannie Mae, Series 2012-111, Class QC, 2.50%, 5/25/42	416,809
54,474	Fannie Mae, Series 2012-2, Class 10A1, 2.50%, 5/25/41	55,074
198,855	Fannie Mae, Series 2014-61, Class P, 2.50%, 7/25/44	201,937
987,077	Fannie Mae, Series 2017-M5, Class A1, 2.74%, 4/25/29	1,030,181
164,698	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	170,326
22,687	Fannie Mae, Series 2011-124, Class 10A1, 3.00%, 9/25/29	22,766
809,288	Fannie Mae, Series 2014-33, Class PE, 3.00%, 4/25/43	832,866
205,570	Fannie Mae, Series 2014-72, Class KA, 3.00%, 10/25/44	209,788
671,317	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	699,768

See notes to financial statements

Schedule of Portfolio Investments	Bond Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$695,226	Fannie Mae, Series 2016-10, Class BA, 3.00%, 3/25/46(b)	$724,428
825,361	Fannie Mae, Series 2018-M12, Class A1, 3.55%, 2/25/30	907,570
934,700	Fannie Mae, Series 2018-M13, Class A1, 3.82%, 3/25/30(b)	1,046,734
58,303	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	61,538
19,148	Fannie Mae, 4.91% (H15T1Y + 231 bps), 12/1/27, Pool #422279	19,654
446	Fannie Mae, 5.00%, 8/1/33, Pool #730856	496
195	Fannie Mae, 5.00%, 7/1/35, Pool #832198	217
270	Fannie Mae, 5.50%, 2/1/33, Pool #683351	301
159	Fannie Mae, 5.50%, 9/1/34, Pool #725773	180
2,452	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	2,714
1,000	Fannie Mae, Series 1994-51, Class LL, 6.75%, 3/25/24	1,078
6,674	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	7,063
2,408	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	2,528
40,013	Fannie Mae Whole Loan, Series 2003-W6, Class 6A, 4.45%, 8/25/42*(b)	41,146
19,374	Fannie Mae Whole Loan, Series 2002-W11, Class AF5, 5.48%, 11/25/32*(b)	20,503
146,419	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	147,931
309,086	Freddie Mac, Series 3936, Class LA, 2.00%, 6/15/40	312,209
161,047	Freddie Mac, Series 3997, Class AE, 2.00%, 4/15/40	162,304
246,002	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	246,099
996,014	Freddie Mac, Series 4031, Class PA, 2.00%, 3/15/42	991,670
934,150	Freddie Mac, Series 4137, Class GA, 2.00%, 2/15/42	930,692
207,906	Freddie Mac, Series 4461, Class EA, 2.00%, 7/15/37	207,502
869,798	Freddie Mac, Series 3913, Class PC, 2.50%, 3/15/41	881,242
253,725	Freddie Mac, Series 4009, Class PK, 2.50%, 6/15/41*	260,198
951,043	Freddie Mac, Series 4129, Class PA, 2.50%, 7/15/42	970,044
541,956	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	549,318
286,502	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	300,809
300,939	Freddie Mac, Series 4348, Class A, 3.00%, 6/15/39	309,560
536,017	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	557,341

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$215,230	Freddie Mac, Series 3721, Class PE, 3.50%, 9/15/40	$227,760
74,749	Freddie Mac, Series 3780, Class MK, 3.50%, 10/15/40	78,084
5,213	Freddie Mac, 4.63% (H15T1Y + 213 bps), 4/1/24, Pool #409624	5,268
1,575	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	1,662
225	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	248
2,099	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	2,334
1,209	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	1,421
14,422	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	16,093
543	Freddie Mac, Series 2278, Class H, 6.50%, 1/15/31	555
2,325	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22*	2,443
174,705	Government National Mortgage Assoc., Series 2013-69, Class 10A1, 2.00%, 9/20/42	170,890
580,458	Government National Mortgage Assoc., Series 2009-94, Class KB, 3.00%, 9/16/39	606,507
213,633	Government National Mortgage Assoc., Series 2011-46, Class GJ, 3.25%, 1/16/41(b)	221,809
1,007,285	Government National Mortgage Assoc., Series 2019-85, Class MP, 3.50%, 6/20/49	1,039,110
38,014	Government National Mortgage Assoc., Series 2009-93, Class HG, 4.00%, 9/16/39	39,599
2,758	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	2,872
10,500	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	11,574
4,343	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	4,599
305	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	305
		20,074,774
Total Mortgage Backed Securities		35,460,219

Corporate Bonds (18.8%)
Banks (3.9%)
1,320,000	Bank of America Corp., 3.55% (US0003M + 78 bps), 3/5/24, Callable 3/5/23 @ 100 *	1,379,587
1,315,000	BB&T Corp., 2.15%, 2/1/21, Callable 1/1/21 @ 100 *	1,317,238

1,300,000	Wells Fargo & Co., 3.00%, 10/23/26	1,350,893
		4,047,718
Beverages (0.8%)
745,000	Keurig Dr Pepper, Inc., 4.42%, 5/25/25, Callable 3/25/25 @ 100 *	814,939
Capital Markets (1.5%)
1,300,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100 *	1,361,276

See notes to financial statements

Schedule of Portfolio Investments	Bond Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Corporate Bonds, continued:
Capital Markets, continued:
$200,000	Intercontinental Exchange, Inc., 3.10%, 9/15/27, Callable 6/15/27 @ 100 *	$211,957
		1,573,233
Diversified Financial Services (1.4%)
600,000	BP Capital Markets America, Inc., 2.75%, 5/10/23	614,664
850,000	Korea Development Bank, 2.75%, 3/19/23	873,562
		1,488,226
Diversified Telecommunication Services (1.6%)
1,250,000	AT&T, Inc., 5.25%, 3/1/37, Callable 9/1/36 @ 100 *	1,481,531
107,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/10/19 @ 100 *	107,259
118,000	Qwest Corp., Series MBIA, 6.88%, 9/15/33, Callable 10/10/19 @ 100 *	118,442
		1,707,232
Equity Real Estate Investment Trusts (0.4%)
358,872	JBG/Rockville NCI Campus LLC, Series 2010-A, 3.90%, 7/15/23 (a)	369,693
Food Products (2.3%)
1,025,000	Campbell Soup Co., 3.95%, 3/15/25, Callable 1/15/25 @ 100 *	1,084,974
1,150,000	Conagra Brands, Inc., 4.85%, 11/1/28, Callable 8/1/28 @ 100 *	1,316,986
		2,401,960
Health Care Providers & Services (1.0%)
1,060,000	Montefiore Medical Center, 2.15%, 10/20/26, Callable 4/20/26 @ 100 *	1,055,829
Hotels, Restaurants & Leisure (0.4%)
345,000	Royal Caribbean Cruises, 5.25%, 11/15/22	375,853
Industrial Conglomerates (1.1%)
1,120,000	General Electric Co., 3.10%, 1/9/23	1,123,304
Insurance (1.1%)
1,100,000	Jackson National Life Global Funding, 2.65%, 6/21/24 (a)	1,122,613
IT Services (1.0%)
1,000,000	International Business Machines Corp., 3.50%, 5/15/29	1,084,899
Multiline Retail (0.9%)
1,010,000	Macys Retail Holdings, Inc., 2.88%, 2/15/23, Callable 11/15/22 @ 100 *	992,613
Technology Hardware, Storage & Peripherals (1.4%)
1,300,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100 *	1,392,510
Total Corporate Bonds		19,550,622

Taxable Municipal Bonds (8.5%)
Georgia (2.4%)
2,235,000	State of Georgia, Build America Bonds, GO, Series H, 4.50%, 11/1/25	2,419,476
Missouri (0.2%)
235,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, GO, 7.50%, 10/1/39, Continuously Callable @100	235,881

Shares or Principal Amount	Security Description	Value

Taxable Municipal Bonds, continued:
New York (1.3%)
$1,260,000	New York City Transitional Finance Authority Revenue, Series F-3, 3.21%, 5/1/29, Continuously Callable @100	$1,356,806
Oklahoma (2.2%)
500,000	Grand River Dam Authority Revenue, Series B, 4.55%, 6/1/39, Continuously Callable @100	550,580
1,650,000	University of Oklahoma Health Sciences Center General Revenue, Series A, 3.87%, 7/1/32, Continuously Callable @100	1,809,423
		2,360,003
Pennsylvania (1.2%)
1,110,000	City of Bethlehem Lehigh and Northampton Countries, GO, Series C, 5.15%, 11/1/34, Continuously Callable @100, AGM	1,240,481
Utah (1.2%)
1,175,000	Central Utah Water Conservancy District Taxable Water Conservancy Revenue, Build America Bonds, GO, 5.70%, 10/1/40, Continuously Callable @100	1,198,806
Total Taxable Municipal Bonds		8,811,453

U.S. Government Agency Securities (2.9%)
Federal Farm Credit Bank
1,000,000	2.25%, 11/26/24, Callable 11/26/19 @ 100 *	999,600
Federal Home Loan Bank
1,000,000	2.05%, 8/26/21, Callable 11/26/19 @ 100 *	1,000,114
Freddie Mac
1,000,000	2.50%, 6/9/21 (b)(c)	1,000,146
Total U.S. Government Agency Securities		2,999,860

U.S. Treasury Obligations (29.9%)
U.S. Treasury Bonds
11,945,000	2.25%, 8/15/46	12,645,369
U.S. Treasury Inflation Indexed Notes
4,134,661	0.38%, 7/15/25	4,237,253
U.S. Treasury Notes
7,321,000	1.50%, 11/30/19	7,311,277
2,602,000	2.25%, 2/29/20	2,606,066
4,003,000	2.25%, 2/15/27	4,225,823
		14,143,166
Total U.S. Treasury Obligations		31,025,788

Investment in Affiliates (1.4%)
1,405,699	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.95%(d)	1,405,699
Total Investment in Affiliates		1,405,699

Total Investments (Cost $99,570,371)(e) - 99.7%		103,570,709
Other assets in excess of liabilities — 0.3%		352,826
Net Assets - 100.0%		$103,923,535

See notes to financial statements

Schedule of Portfolio Investments	Bond Fund
August 31, 2019	Concluded

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2019.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2019.
(d)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2019.
(e)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

AGM	Assured Guaranty Municipal Corporation
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
US0003M	3 Month US Dollar LIBOR

See notes to financial statements

Schedule of Portfolio Investments	Strategic Enhanced Yield Fund
August 31, 2019

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (8.1%)
$38,397	Bayview Financial Mortgage Pass, Series 2005-D, Class AF4, 5.50%, 12/28/35*(a)	$38,461
57,534	Bayview Opportunity Master Fund Trust, Series 2017-RT1, Class A1, 3.00%, 3/28/57*(a)(b)	58,449
45,454	Centex Home Equity Loan Trust, Series 2002-A, Class AF6, 5.54%, 1/25/32*	46,438
76,852	Centex Home Equity Loan Trust, Series 2005-A, Class AF5, 5.78%, 1/25/35*(a)	76,926
18,216	Countrywide Asset-Backed Certificates Trust, Series 2004-13, Class AF5B, 5.10%, 5/25/35*(a)	18,441
134,744	CWABS Asset-Backed Certificates Trust, Series 2005-11, Class AF4, 5.21%, 3/25/34*(a)	136,188
4,755	Equity One Mortgage Pass, Series 2003-4, Class AF5, 6.20%, 10/25/34*(a)	4,738
50,000	GSAA Home Equity Trust, Series 2005-1, Class M1, 5.29%, 11/25/34*(a)	51,247
41,579	Residential Asset Mortgage, Series 2004- RS12, Class MI1, 5.69%, 12/25/34*(a)	43,017
49,423	Residential Asset Securities Corp., Series 2004-KS8, Class MI1, 5.34%, 9/25/34*(a)	51,964
149,272	Specialty Underwriting & Residential Finance, Series 2003-BC4, Class A3B, 4.79%, 11/25/34*(a)	155,230
Total Asset Backed Securities		681,099

Mortgage Backed Securities† (48.3%)
Alt-A - Fixed Rate Mortgage Backed Securities (12.9%)
32,907	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC3, Class A1, 5.75%, 6/25/34*(a)	34,892
29,165	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.50%, 7/25/34*	30,514
31,183	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.50%, 8/25/34*	32,588
149,173	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.75%, 12/25/33*	155,569
63,654	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 4A3, 6.00%, 8/25/34*	65,472
50,051	Countrywide Alternative Loan Trust, Series 2004-J2, Class 2A1, 6.50%, 3/25/34*	52,541
21,703	MASTR Alternative Loans Trust, Series 2004-11, Class 6A1, 5.50%, 10/25/34*	22,733
155,829	MASTR Alternative Loans Trust, Series 2004-7, Class 1A1, 5.50%, 7/25/34*	164,295
175,739	MASTR Alternative Loans Trust, Series 2003-3, Class 2A5, 6.00%, 5/25/33*	189,370
62,722	MASTR Alternative Loans Trust, Series 2004-5, Class 2A1, 6.00%, 6/25/34*	66,067
164,000	Residential Asset Securitization Trust, Series 2003-A7, Class A8, 5.00%, 7/25/33*	166,566

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$70,000	Residential Asset Securitization Trust, Series 2003-A10, Class A2, 5.20%, 9/25/33*	$72,520
29,670	Structured Asset Securities Corp., Series 2004-4XS, Class A3A, 5.20%, 2/25/34*(a)	31,188
		1,084,315
Prime Adjustable Rate Mortgage Backed Securities (4.6%)
90,693	Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, 4.34%, 8/25/34*(a)	91,617
13,251	Citigroup Mortgage Loan Trust, Inc., Series 2004-RR2, Class A2, 4.96%, 5/25/34(a)(b)	13,672
149,134	Impac Secured Assets CMN Owner Trust, Series 2003-3, Class A1, 4.94%, 8/25/33*(a)	154,415
48,963	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A, 4.41%, 7/25/34*(a)	49,358
76,865	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, 4.47%, 9/25/34*(a)	78,384
		387,446
Prime Fixed Mortgage Backed Securities (21.9%)
27,238	Banc of America Funding Trust, Series 2004-3, Class 1A9, 5.50%, 10/25/34*	29,302
12,846	Citicorp Mortgage Securities Trust, Series 2006-3, Class 1A19, 5.75%, 6/25/36*	13,072
15,182	Citicorp Mortgage Securities Trust, Series 2006-3, Class 1A3, 6.25%, 6/25/36*	15,633
72,000	Countrywide Home Loans, Series 2005-6, Class 1A3, 5.15%, 4/25/35*	74,176
56,000	Countrywide Home Loans, Series 2004-10, Class A4, 5.25%, 7/25/34*	56,647
100,000	Countrywide Home Loans, Series 2004-4, Class A4, 5.25%, 5/25/34*	102,196
119,000	Countrywide Home Loans, Series 2005-5, Class A4, 5.40%, 3/25/35*	121,331
94,625	Countrywide Home Loans, Series 2004-4, Class A9, 5.50%, 5/25/34*	99,022
64,000	Countrywide Home Loans Mortgage Pass, Series 2004-9, Class A5, 5.25%, 6/25/34*	65,316
67,000	Countrywide Home Loans Mortgage Pass, Series 2004-8, Class 1A3, 5.50%, 7/25/34*	70,887
58,000	Countrywide Home Loans Mortgage Pass, Series 2004-8, Class 1A7, 5.75%, 7/25/34*	62,068
153,475	Credit Suisse Mortgage Trust, Series 2013-IVR2, Class AD, 1.55%, 4/25/43*(a)(b)	144,582
103,208	Credit Suisse Mortgage Trust, Series 2015-3, Class A9, 3.50%, 3/25/45*(a)(b)	104,461
96,827	Flagstar Mortgage Trust, Series 2017-2, Class A5, 3.50%, 10/25/47*(a)(b)	98,556
64,792	GMAC Mortgage Loan Trust, Series 2004- J2, Class A8, 5.75%, 6/25/34*	67,102

See notes to financial statements

Schedule of Portfolio Investments	Strategic Enhanced Yield Fund
August 31, 2019	Concluded

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$180,350	GSR Mortgage Loan Trust, Series 2004-10F, Class 6A1, 5.00%, 9/25/34*	$182,463
99,394	JPMorgan Mortgage Trust, Series 2017-3, Class 1A6, 3.00%, 8/25/47*(a)(b)	100,124
60,738	JPMorgan Mortgage Trust, Series 2017-1, Class A5, 3.50%, 1/25/47*(a)(b)	61,438
127,289	Sequoia Mortgage Trust, Series 2013-4, Class A3, 1.55%, 4/25/43*(a)	122,323
47,701	Sequoia Mortgage Trust, Series 2017-1, Class A4, 3.50%, 2/25/47*(a)(b)	48,494
132,395	Verus Securitization Trust, Series 2018-INV2, Class A1FX, 4.15%, 10/25/58*(a)(b)	135,065
51,000	WaMu Mortgage Pass, Series 2004-RS1, Class A3, 5.50%, 11/25/33*	52,793
		1,827,051
U.S. Government Agency Mortgage Backed Securities (8.9%)
149,871	Fannie Mae, Series 2013-56, Class GM, 2.00%, 8/25/41	151,808
122,922	Fannie Mae, Series 2003-W14, Class 2A, 4.62%, 1/25/43*(a)	128,612
166,470	Fannie Mae, Series 2004-W3, Class A8, 5.50%, 5/25/34*	187,757
93,301	Freddie Mac, Series 4664, Class TC, 3.00%, 6/15/41	94,267
178,499	Freddie Mac, Series 2017-SC01, Class 2A, 3.50%, 12/25/46*	183,956
		746,400
Total Mortgage Backed Securities		4,045,212

Shares or Principal Amount	Security Description	Value

Corporate Bonds (4.5%)
Diversified Telecommunication Services (1.2%)
$82,000	AT&T, Inc., 5.25%, 3/1/37, Callable 9/1/36 @ 100 *	$97,188
Tobacco (3.3%)
125,000	Altria Group, Inc., 5.95%, 2/14/49, Callable 8/14/48 @ 100 *	160,468
86,000	Philip Morris International, Inc., 6.38%, 5/16/38	117,971
		278,439
Total Corporate Bonds		375,627

U.S. Treasury Obligations (31.4%)
U.S. Treasury Bonds
650,000	3.00%, 8/15/48	797,824
U.S. Treasury Notes
200,000	1.38%, 9/30/23	199,664
800,000	1.75%, 7/31/24	813,281
736,000	2.88%, 8/15/28	820,266
		1,833,211
Total U.S. Treasury Obligations		2,631,035

Investment in Affiliates (9.1%)
766,036	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.95%(c)	766,036
Total Investment in Affiliates		766,036

Total Investments (Cost $8,203,568)(d) - 101.4%		8,499,009
Liabilities in excess of other assets — (1.4)%		(114,925)
Net Assets - 100.0%		$8,384,084

(a)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2019.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2019.
(d)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

See notes to financial statements

Schedule of Portfolio Investments	Ultra Short Tax-Free Income Fund
August 31, 2019

Shares or Principal Amount	Security Description	Value

Municipal Bonds (103.4%)
Alaska (3.9%)
$800,000	Valdez Alaska Marine Terminal Revenue, Series C, 1.33%, 12/1/29, Continuously Callable @100, Insured by: GTY(a)	$800,000
Colorado (3.1%)
650,000	City of Colorado Springs, Colorado Variable Rate Demand Utilities System Improvement Revenue, Series C, 1.35%, 11/1/40, Continuously Callable @100, Barclays Bank(a)	650,000
Florida (6.6%)
800,000	Florida State Municipal Power Agency Revenue, Series C, 1.38%, 10/1/35, Continuously Callable @100, Enhanced by: LOC(a)	800,000
550,000	Palm Beach County Revenue, 1.38%, 7/1/32, Callable 10/1/19 @ 100, Northern Trust Co*(a)	550,000
		1,350,000
Georgia (2.4%)
500,000	Georgia Private Colleges & Universities Authority Revenue, Series B-3, 1.29%, 9/1/35, Continuously Callable @100(a)	500,000
Illinois (12.3%)
105,000	Adams County School District No 172, GO, 4.00%, 2/1/20, BAM	106,037
700,000	Channahon Illinois, Morris Hospital Revenue, 1.37%, 12/1/34, Continuously Callable @100, U.S. Bank NA(a)	700,000
250,000	City of Chicago Illinois Waterworks Revenue, 5.00%, 11/1/19	251,425
235,000	Cook County School District No 130 Blue Island, GO, 5.00%, 12/1/19, AGC	237,127
300,000	Cook County School District No 148 Dolton, GO, 5.00%, 12/1/19	302,397
250,000	Hancock County Community Consolidated School District No 328 Hamilton, GO, 3.00%, 12/1/19	251,048
700,000	Illinois State Finance Authority Revenue, Series C, 1.34%, 2/15/33, Continuously Callable @100, Enhanced by: LOC(a)	700,000
		2,548,034
Indiana (2.4%)
500,000	Brownsburg 1999 School Building Corp. Revenue, 2.50%, 4/10/20, Continuously Callable @100	500,605
Kansas (2.4%)
500,000	Riley County Unified School District No 383 Manhattan-Ogden, GO, 3.00%, 9/1/20	507,505
Louisiana (2.3%)
485,000	Louisiana Public Facilities Authority Revenue, Series B-3, 1.34%, 7/1/47, Continuously Callable @100, BNY(a)	485,000
Michigan (2.4%)
500,000	Bishop International Airport Authority, GO, 3.13%, 12/1/19	502,345

Shares or Principal Amount	Security Description	Value

Municipal Bonds, continued:
Minnesota (4.7%)
$230,000	City of Jordan Minnesota, GO, Series B, 2.00%, 2/1/20	$230,745
735,000	Clearbrook-Gonvick Independent School District No 2311, GO, Series A, 2.00%, 2/1/20, SD CRED PROG	737,770
		968,515
Mississippi (3.4%)
700,000	Mississippi State Business Finance Commission Gulf Opportunity Zone Revenue, Series C, 1.35%, 12/1/30, Callable 10/1/19 @ 100, Insured by: GTY*(a)	700,000
Missouri (2.5%)
520,000	Health and Educational Facilities Authority of the State of Missouri Revenue, 1.40%, 2/1/31, Continuously Callable @100, BAM(a)	520,000
Nevada (3.9%)
800,000	County of Clark Nevada Industrial Development Revenue, Series A, 1.38%, 12/1/39, Continuously Callable @100, BAM(a)	800,000
Ohio (15.5%)
499,000	American Municipal Power, Inc. Revenue, 2.25%, 8/13/20	502,403
500,000	City of Akron Ohio Income Tax Revenue, 3.50%, 12/10/19	503,010
500,000	City of Parma Heights Ohio, GO, 2.50%, 4/9/20	503,660
700,000	City of Vandalia Ohio, GO, 2.13%, 9/2/20	705,411
500,000	City of Whitehall Ohio Revenue, 3.50%, 12/11/19	502,435
200,000	County of Belmont Ohio, GO, 3.00%, 1/29/20	201,288
300,000	County of Lake Ohio, GO, 2.25%, 4/4/20	301,596
		3,219,803
Oklahoma (2.4%)
130,000	Caddo County Governmental Building Authority Revenue, 5.00%, 9/1/19	130,009
115,000	Cleveland County Educational Facilities Authority Revenue, 4.00%, 9/1/20	118,222
150,000	Pontotoc County Educational Facilities Authority Revenue, 5.00%, 9/1/19	150,014
100,000	Tulsa County Industrial Authority Revenue, 5.00%, 9/1/19	100,008
		498,253
Oregon (2.7%)
565,000	Salem Hospital Facility Authority Revenue, Series B, 1.34%, 8/15/34, Continuously Callable @100, U.S. Bank NA(a)	565,000
Pennsylvania (2.4%)
500,000	Philadelphia Pennsylvania, GO, Series B, 1.35%, 8/1/31, Continuously Callable @100, Barclays Bank(a)	500,000
South Carolina (2.1%)
425,000	Lexington County Health Services District, Inc. Revenue, 5.00%, 11/1/19	427,491

See notes to financial statements

Schedule of Portfolio Investments	Ultra Short Tax-Free Income Fund
August 31, 2019	Concluded

Shares or Principal Amount	Security Description	Value

Municipal Bonds, continued:
Tennessee (5.3%)
$600,000	Clarksville Tennessee Public Building Authority Revenue, 1.40%, 1/1/33, Callable 10/1/19 @ 100, BAM*(a)	$600,000
500,000	Montgomery Country Public Building Authority Revenue, 1.40%, 2/1/36, Callable 10/1/19 @ 100, Bank of America*(a)	500,000
		1,100,000
Texas (15.1%)
400,000	Austin Texas Hotel Occupancy Tax Revenue, 1.36%, 11/15/29, Continuously Callable @100, JPM(a)	400,000
800,000	City of Houston Texas Airport System Revenue, 1.37%, 7/1/30, Continuously Callable @100, Barclays Bank(a)	800,000
400,000	Fort Bend Country Municipal Utility District No 137, GO, 3.00%, 9/1/19, BAM	400,016
215,000	Fort Bend County Municipal Utility District No 134D, GO, 4.00%, 9/1/20, AGM	220,616
500,000	Gulf Coast Waste Disposal Authority Revenue, 1.33%, 6/1/20, Continuously Callable @100(a)	500,000
105,000	Harris County Municipal Utility District No 374, 2.00%, 9/1/19	105,001

Shares or Principal Amount	Security Description	Value

Municipal Bonds, continued:
Texas, continued:
$285,000	Montgomery County Municipal Utility District No 18, 2.00%, 3/1/20	$286,143
125,000	Paseo del Este Municipal Utility District No 10, 4.00%, 8/15/20	128,238
100,000	Remington Municipal Utility District No 1, 3.00%, 9/1/20, AGM	101,749
195,000	Trophy Club Municipal Utility District No 1, 3.00%, 9/1/19	195,008
		3,136,771
Wisconsin (2.2%)
460,000	Wisconsin Health & Educational Facilities Authority Revenue, 1.39%, 3/1/36, Callable 10/1/19 @ 100, JPM*(a)	460,000
Wyoming (3.4%)
700,000	County of Lincoln Wyoming Revenue, 1.33%, 10/1/44, Continuously Callable @100, Exxon Mobil Corp.(a)	700,000
Total Municipal Bonds		21,439,322

Investment in Affiliates (0.6%)
123,186	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.95%(b)	123,186
Total Investment in Affiliates		123,186

Total Investments (Cost $21,548,164)(c) - 104.0%		21,562,508
Liabilities in excess of other assets — (4.0)%		(836,550)
Net Assets - 100.0%		$20,725,958

(a)	Interest rate is determined by the Remarketing Agent. The rate presented is the rate in effect at August 31, 2019.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2019.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal Corporation
BAM	Build America Mutual Assurance Company
BNY	Bank of New York Mellon
GO	General Obligation
GTY	Guarantor Agreement
JPM	J.P. Morgan Chase Bank
LOC	Letter of Credit

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund

August 31, 2019

Shares or Principal Amount	Security Description	Value

Common Stocks (45.9%)
Aerospace & Defense (1.3%)
198	BWX Technologies, Inc.	$11,722
351	General Dynamics Corp.	67,136
40	HEICO Corp.	5,787
42	HEICO Corp., Class A	4,635
734	L3Harris Technologies, Inc.	155,174
149	Lockheed Martin Corp.	57,232
148	Northrop Grumman Corp.	54,445
341	Raytheon Co.	63,194
515	Spirit AeroSystems Holdings, Inc., Class A	41,509
8	Teledyne Technologies, Inc.(a)	2,469
278	The Boeing Co.	101,217
28	TransDigm Group, Inc.	15,073
135	United Technologies Corp.	17,582
117	Vectrus, Inc.(a)	4,734
		601,909
Air Freight & Logistics (0.1%)
639	Expeditors International of Washington, Inc.	45,433
Airlines (0.1%)
582	Delta Air Lines, Inc.	33,675
609	JetBlue Airways Corp.(a)	10,548
141	Southwest Airlines Co.	7,377
182	United Continental Holdings, Inc.(a)	15,344
		66,944
Auto Components (0.1%)
895	Gentex Corp.	23,807
196	Lear Corp.	22,003
		45,810
Banks (2.7%)
4,939	Bank of America Corp.	135,872
190	BankUnited, Inc.	6,034
1,719	BB&T Corp.	81,910
222	Citigroup, Inc.	14,286
183	Comerica, Inc.	11,282
684	Commerce Bancshares, Inc.	39,036
388	Cullen/Frost Bankers, Inc.	32,208
587	East West Bancorp, Inc.	24,143
60	First Citizens Bancshares, Inc.	26,676
541	First Horizon National Corp.	8,564
98	First Republic Bank	8,793
721	HSBC Holdings PLC ADR	25,884
3,776	JPMorgan Chase & Co.	414,832
69	M&T Bank Corp.	10,088
137	PacWest Bancorp.	4,669
1,127	People’s United Financial, Inc.	16,195
95	Preferred Bank/Los Angeles CA	4,746
164	SunTrust Banks, Inc.	10,088
141	SVB Financial Group(a)	27,441
508	The PNC Financial Services Group, Inc.	65,496
2,601	U.S. Bancorp.	137,047
1,674	Umpqua Holdings Corp.	26,299
2,831	Wells Fargo & Co.	131,840
484	Western Alliance Bancorp.	21,015
		1,284,444
Beverages (0.9%)
10	Molson Coors Brewing Co., Class B	514
227	Monster Beverage Corp.(a)	13,318
1,841	PepsiCo, Inc.	251,720
11	The Boston Beer Co, Inc., Class A(a)	4,823

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Beverages, continued:
3,009	The Coca-Cola Co.	$165,615
		435,990
Biotechnology (1.1%)
871	AbbVie, Inc.	57,260
612	Amgen, Inc.	127,674
84	BioSpecifics Technologies Corp.(a)	4,627
414	Celgene Corp.(a)	40,075
84	Eagle Pharmaceuticals, Inc.(a)	4,737
2,522	Exelixis, Inc.(a)	50,062
1,829	Gilead Sciences, Inc.	116,214
250	Ionis Pharmaceuticals, Inc.(a)	15,803
1,283	Moderna, Inc.(a)	20,182
48	Regeneron Pharmaceuticals, Inc.(a)	13,922
480	United Therapeutics Corp.(a)	39,629
294	Vertex Pharmaceuticals, Inc.(a)	52,926
		543,111
Building Products (0.3%)
392	Allegion PLC	37,738
157	Armstrong World Industries, Inc.	14,989
242	Builders FirstSource, Inc.(a)	4,707
70	CSW Industrials, Inc.	4,775
154	Lennox International, Inc.	39,081
129	Patrick Industries, Inc.(a)	4,662
128	Resideo Technologies, Inc.(a)	1,764
74	Simpson Manufacturing Co, Inc.	4,751
55	Trex Co, Inc.(a)	4,704
		117,171
Capital Markets (1.5%)
298	Ameriprise Financial, Inc.	38,436
131	BlackRock, Inc.	55,355
649	CME Group, Inc.	141,022
87	Cohen & Steers, Inc.	4,692
289	E*Trade Financial Corp.	12,063
209	Eaton Vance Corp.	9,012
109	FactSet Research Systems, Inc.	29,658
263	GAMCO Investors, Inc., Class A	4,647
328	Intercontinental Exchange, Inc.	30,661
576	LPL Financial Holdings, Inc.	43,171
62	Moody’s Corp.	13,366
154	Morgan Stanley	6,389
78	Morningstar, Inc.	12,603
368	MSCI, Inc., Class A	86,345
523	Nasdaq, Inc.	52,216
114	Northern Trust Corp.	10,024
288	S&P Global, Inc.	74,935
139	SEI Investments Co.	7,994
88	Stifel Financial Corp.	4,701
136	T. Rowe Price Group, Inc	15,044
490	The Bank of New York Mellon Corp.	20,609
704	The Charles Schwab Corp.	26,942
44	The Goldman Sachs Group, Inc.	8,972
355	Virtu Financial, Inc., Class A	6,674
168	Westwood Holdings Group, Inc.	4,612
		720,143
Chemicals (0.7%)
370	Advanced Emissions Solutions, Inc.	4,669
211	AdvanSix, Inc.(a)	4,714
159	Air Products & Chemicals, Inc.	35,921
663	Axalta Coating Systems, Ltd.(a)	19,147
847	CF Industries Holdings, Inc.	40,817
47	Chase Corp.	4,710
295	Chemours Co.	4,180

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Chemicals, continued:
1	Corteva, Inc.	$29
771	Dow, Inc.	32,868
371	Ecolab, Inc.	76,541
62	Ingevity Corp.(a)	4,723
53	International Flavors & Fragrances, Inc.	5,817
337	LyondellBasell Industries NV, Class A	26,077
30	Quaker Chemical Corp.	4,766
127	RPM International, Inc.	8,594
38	The Sherwin-Williams Co.	20,017
135	Trinseo SA	4,737
334	Westlake Chemical Corp.	19,569
		317,896
Commercial Services & Supplies (0.6%)
525	Cintas Corp.	138,496
4,214	Covanta Holding Corp.	72,481
268	Kimball International, Inc., Class B	4,703
604	Waste Management, Inc.	72,087
		287,767
Communications Equipment (0.7%)
447	Arista Networks, Inc.(a)	101,299
4,599	Cisco Systems, Inc.	215,280
11	Motorola Solutions, Inc.	1,990
157	Palo Alto Networks, Inc.(a)	31,968
		350,537
Construction & Engineering (0.0%)
275	AECOM Technology Corp.(a)	9,757
422	Sterling Construction Co, Inc.(a)	4,722
		14,479
Consumer Finance (0.3%)
403	American Express Co.	48,510
60	Credit Acceptance Corp.(a)	27,159
188	Discover Financial Services	15,034
196	Enova International, Inc.(a)	4,684
521	Santander Consumer USA Holdings, Inc.	13,603
402	Synchrony Financial	12,884
34	World Acceptance Corp.(a)	4,519
		126,393
Containers & Packaging (0.3%)
227	AptarGroup, Inc.	27,744
1,150	Berry Plastics Group, Inc.(a)	45,011
467	Packaging Corp. of America	46,971
99	Sonoco Products Co.	5,663
116	UFP Technologies, Inc.(a)	4,846
		130,235
Distributors (0.1%)
144	Core-Mark Holding Co, Inc.	4,664
133	Genuine Parts Co.	12,009
95	Pool Corp.	18,656
		35,329
Diversified Consumer Services (0.2%)
130	Bright Horizons Family Solutions, Inc.(a)	21,457
14	Graham Holdings Co., Class B	9,857
176	K12, Inc.(a)	4,638
695	ServiceMaster Global Holdings, Inc.(a)	39,642
		75,594
Diversified Financial Services (0.4%)
794	Berkshire Hathaway, Inc., Class B(a)	161,508
285	Jefferies Financial Group, Inc.	5,312
752	Voya Financial, Inc.	37,089
		203,909

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Diversified Telecommunication Services (0.5%)
4,151	AT&T, Inc	$146,364
1,725	Verizon Communications, Inc.	100,326
		246,690
Electric Utilities (0.7%)
240	Alliant Energy Corp.	12,588
176	Eversource Energy	14,103
162	Exelon Corp.	7,656
338	NextEra Energy, Inc.	74,049
1,476	OGE Energy Corp.	63,276
545	Pinnacle West Capital Corp.	51,944
83	Portland General Electric Co.	4,722
1,936	PPL Corp.	57,209
495	Spark Energy, Inc., Class A	4,683
592	Xcel Energy, Inc.	38,018
		328,248
Electrical Equipment (0.2%)
134	AMETEK, Inc.	11,515
1,235	Emerson Electric Co.	73,593
150	Regal-Beloit Corp.	10,635
		95,743
Electronic Equipment, Instruments & Components (0.7%)
549	Amphenol Corp., Class A	48,059
1,169	CDW Corp.	135,019
2,308	Corning, Inc.	64,278
97	Insight Enterprises, Inc.(a)	4,662
374	Keysight Technologies, Inc.(a)	36,226
50	Tech Data Corp.(a)	4,637
908	Trimble Inc.(a)	34,068
		326,949
Energy Equipment & Services (0.1%)
431	Apergy Corp.(a)	11,197
184	Cactus, Inc., Class A(a)	4,686
101	Helmerich & Payne, Inc.	3,797
789	Liberty Oilfield Services, Inc., Class A	8,498
		28,178
Entertainment (1.0%)
204	Cinemark Holdings, Inc.	7,785
270	Netflix, Inc.(a)	79,313
760	Take-Two Interactive Software(a)	100,297
24	The Madison Square Garden Co., Class A(a)	6,056
1,980	The Walt Disney Co.	271,774
		465,225
Equity Real Estate Investment Trusts (2.3%)
1,211	American Homes 4 Rent, Class A	30,977
257	American Tower Corp.	59,159
622	Apartment Investment & Management Co.	31,722
76	AvalonBay Communities, Inc.	16,155
672	Brixmor Property Group, Inc.	12,385
855	Brookfield Property REIT, Inc., Class A	16,091
1,402	Chesapeake Lodging Trust	36,102
58	CoreSite Realty Corp.	6,738
591	Crown Castle International Corp.	85,795
1,725	CubeSmart	61,910
740	Digital Reality Trust, Inc.	91,487
431	Douglas Emmett, Inc.	18,188
1,795	Duke Realty Corp.	59,720
999	Empire State Realty Trust, Inc.	14,046
483	Equity Commonwealth	16,258
281	Equity LifeStyle Properties, Inc.	37,856
636	Equity Residential	53,907

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Equity Real Estate Investment Trusts, continued:
38	Essex Property Trust, Inc.	$12,208
655	Extra Space Storage, Inc.	79,858
2,780	Host Hotels & Resorts, Inc.	44,591
653	JBG SMITH Properties	24,984
916	Lamar Advertising Co.	70,211
452	Lexington Realty Trust	4,696
46	Mid-America Apartment Communities, Inc.	5,827
487	Prologis, Inc.	40,723
26	PS Business Parks, Inc.	4,670
384	Public Storage	101,661
162	Realty Income Corp.	11,957
290	RLJ Lodging Trust	4,701
59	Ryman Hospitality Properties, Inc.	4,700
181	Simon Property Group, Inc.	26,958
135	SL Green Realty Corp.	10,830
275	The GEO Group, Inc.	4,719
399	Vici Properties, Inc.	8,842
217	Weingarten Realty Investors	5,748
234	Xenia Hotels & Resorts, Inc.	4,729
		1,121,109
Food & Staples Retailing (0.7%)
328	Costco Wholesale Corp.	96,681
122	Ingles Markets, Inc., Class A	4,743
429	SpartanNash Co.	4,620
732	Sysco Corp.	54,410
649	US Foods Holding Corp.(a)	26,252
186	Walgreens Boots Alliance, Inc.	9,521
1,372	Wal-Mart Stores, Inc.	156,766
		352,993
Food Products (0.8%)
108	Conagra Brands, Inc.	3,063
349	General Mills, Inc.	18,776
1,271	Hormel Foods Corp.	54,157
51	John B Sanfilippo & Son, Inc.	4,723
480	Kellogg Co.	30,144
26	Lamb Weston Holdings, Inc.	1,830
33	Lancaster Colony Corp.	4,815
72	McCormick & Co.	11,727
2,563	Mondelez International, Inc., Class A	141,528
85	The Hershey Co.	13,471
1,231	Tyson Foods, Inc., Class A	114,532
		398,766
Gas Utilities (0.2%)
96	Atmos Energy Corp.	10,582
50	Chesapeake Utilities Corp.	4,729
104	New Jersey Resources Corp.	4,757
51	ONE Gas, Inc.	4,672
1,108	UGI Corp.	53,927
		78,667
Health Care Equipment & Supplies (1.6%)
971	Abbott Laboratories	82,846
64	ABIOMED, Inc.(a)	12,356
114	Align Technology, Inc.(a)	20,875
1,111	Baxter International, Inc.	97,711
219	Becton, Dickinson & Co.	55,608
138	Boston Scientific Corp.(a)	5,897
608	Danaher Corp.	86,391
388	Edwards Lifesciences Corp.(a)	86,074
603	Hill-Rom Holdings, Inc.	64,931
1,002	Hologic, Inc.(a)	49,469
56	Intuitive Surgical, Inc.(a)	28,635

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Health Care Equipment & Supplies, continued:
776	Medtronic PLC	$83,723
83	ResMed, Inc.	11,562
196	Stryker Corp.	43,249
142	Teleflex, Inc.	51,677
14	The Cooper Cos., Inc.	4,337
		785,341
Health Care Providers & Services (0.8%)
72	Amedisys, Inc.(a)	9,267
168	Anthem, Inc	43,935
122	Centene Corp.(a)	5,688
96	Chemed Corp.	41,225
244	Covetrus, Inc.(a)	3,243
29	HCA Healthcare, Inc.	3,486
138	Henry Schein, Inc.(a)	8,504
39	LHC Group, Inc.(a)	4,622
201	Molina Healthcare, Inc.(a)	26,186
73	National Research Corp.	4,674
144	Premier, Inc., Class A(a)	5,077
107	Quest Diagnostics, Inc.	10,954
331	RadNet, Inc.(a)	4,604
292	Select Medical Holdings Corp.(a)	4,736
94	The Ensign Group, Inc.	4,691
828	UnitedHealth Group, Inc.	193,751
25	Universal Health Services, Inc., Class B	3,615
		378,258
Health Care Technology (0.1%)
438	Veeva Systems, Inc.(a)	70,246
Hotels, Restaurants & Leisure (1.3%)
281	Bloomin’ Brands, Inc.	5,069
209	Carnival Corp.	9,213
820	Darden Restaurants, Inc.	99,204
403	Dunkin’ Brands Group, Inc.	33,223
982	Hilton Worldwide Holdings, Inc.	90,707
85	Hyatt Hotels Corp., Class A	6,133
151	Marriott International, Inc., Class A	19,035
506	McDonald’s Corp.	110,293
236	Six Flags Entertainment Corp	13,964
1,664	Starbucks Corp.	160,676
2,074	Wendy’s Co. (The)	45,628
290	Yum! Brands, Inc.	33,866
		627,011
Household Durables (0.2%)
1,286	Garmin, Ltd.	104,898
Household Products (1.1%)
177	Central Garden & Pet Co.(a)	4,676
662	Church & Dwight Co., Inc.	52,814
983	Colgate-Palmolive Co.	72,889
941	Energizer Holdings, Inc.	36,229
201	Kimberly-Clark Corp.	28,363
734	The Clorox Co.	116,089
1,961	The Procter & Gamble Co.	235,772
		546,832
Independent Power and Renewable Electricity Producers (0.0%)
859	AES Corp.	13,168
Industrial Conglomerates (0.4%)
164	3M Co.	26,522
61	Carlisle Cos., Inc.	8,843
670	Honeywell International, Inc.	110,295
89	Roper Technologies, Inc.	32,642
		178,302
Insurance (1.4%)
434	Aflac, Inc.	21,778

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Insurance, continued:
220	AON PLC	$42,867
108	Arthur J. Gallagher & Co.	9,797
698	Assured Guaranty, Ltd.	29,700
156	Athene Holdings, Ltd.(a)	6,062
599	Brighthouse Financial, Inc.(a)	21,121
268	Chubb, Ltd.	41,883
219	Cincinnati Financial Corp.	24,635
129	Erie Indemnity Co., Class A	28,291
132	First American Financial	7,715
1,213	FNF Group	53,299
79	Globe Life, Inc.	7,052
170	Lincoln National Corp.	8,990
387	Marsh & McLennan Cos., Inc.	38,657
199	National General Holdings Corp.	4,692
199	Principal Financial Group, Inc.	10,591
379	Prudential Financial, Inc.	30,354
647	The Allstate Corp.	66,246
147	The Hanover Insurance Group, Inc.	19,573
385	The Hartford Financial Services Group, Inc.	22,438
1,096	The Progressive Corp.	83,077
386	Travelers Companies, Inc.	56,727
194	Universal Insurance Holdings, Inc.	4,850
69	Willis Towers Watson PLC	13,660
		654,055
Interactive Media & Services (1.3%)
101	Alphabet, Inc., Class A(a)	120,244
137	Alphabet, Inc., Class C(a)	162,770
1,038	Facebook, Inc., Class A(a)	192,724
83	IAC/InterActiveCorp.(a)	21,135
1,092	Match Group, Inc	92,602
819	QuinStreet, Inc.(a)	9,378
384	Twitter, Inc.(a)	16,378
140	Yelp, Inc.(a)	4,691
		619,922
Internet & Direct Marketing Retail (0.9%)
151	Amazon.com, Inc.(a)	268,221
31	Booking Holdings, Inc.(a)	60,959
567	eBay, Inc.	22,844
403	Expedia, Inc.	52,430
160	Wayfair, Inc., Class A(a)	18,038
		422,492
IT Services (2.8%)
376	Accenture PLC, Class A	74,512
328	Automatic Data Processing, Inc.	55,708
556	Booz Allen Hamilton Holding Corp.	41,984
259	Broadridge Financial Solutions, Inc.	33,525
269	Cognizant Technology Solutions Corp., Class A	16,514
89	CSG System International, Inc.	4,795
117	Fidelity National Information Services, Inc.	15,938
1,793	Fiserv, Inc.(a)	191,743
50	FleetCor Technologies, Inc.(a)	14,920
70	Jack Henry & Associates, Inc.	10,147
119	Leidos Holdings, Inc.	10,396
902	MasterCard, Inc., Class A	253,795
48	Okta, Inc.(a)	6,072
350	Paychex, Inc.	28,595
683	Paypal Holdings, Inc.(a)	74,481
565	The Western Union Co.	12,498
571	Total System Services, Inc.	76,640

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
IT Services, continued:
102	TTEC Holdings, Inc.	$4,785
892	VeriSign, Inc.(a)	181,834
1,333	Visa, Inc., Class A	241,032
		1,349,914
Leisure Products (0.1%)
388	Hasbro, Inc.	42,862
166	YETI Holdings, Inc.(a)	4,690
		47,552
Life Sciences Tools & Services (0.7%)
708	Agilent Technologies, Inc.	50,346
222	Charles River Laboratories International, Inc.(a)	29,126
30	Illumina, Inc.(a)	8,440
262	Iqvia Holdings, Inc.(a)	40,649
89	Mettler-Toledo International, Inc.(a)	58,454
168	PRA Health Sciences, Inc.(a)	16,605
310	Thermo Fisher Scientific, Inc.	88,989
186	Waters Corp.(a)	39,412
		332,021
Machinery (0.7%)
2,272	Allison Transmission Holdings, Inc.	100,946
147	Crane Co.	11,207
105	DMC Global, Inc.	4,560
1,036	Fortive Corp.	73,452
423	Graco, Inc.	19,276
308	Illinois Tool Works, Inc.	46,157
140	Ingersoll-Rand PLC	16,953
143	ITT, Inc.	8,140
277	Meritor, Inc.(a)	4,659
157	PACCAR, Inc.	10,293
291	The Timken Co.	11,692
343	The Toro Co.	24,699
		332,034
Media (0.4%)
41	Cable One, Inc.	53,202
991	CBS Corp., Class B	41,681
4	Charter Communications, Inc., Class A(a)	1,638
743	Comcast Corp., Class A	32,885
347	Cumulus Media, Inc., Class A(a)	4,719
326	Discovery Communications, Inc., Class A(a)	8,998
509	Fox Corp., Class A	16,884
222	GCI Liberty, Inc., Class A(a)	13,817
315	Gray Television, Inc.(a)	4,820
329	Msg Networks, Inc., Class A(a)	5,396
128	Omnicom Group, Inc.	9,736
162	Saga Communications, Inc., Class A	4,623
197	TechTarget, Inc.(a)	4,677
		203,076
Metals & Mining (0.2%)
276	Reliance Steel & Aluminum Co.	26,835
209	Schnitzer Steel Industries, Inc.	4,627
1,644	Steel Dynamics, Inc.	44,389
		75,851
Mortgage Real Estate Investment Trusts (0.1%)
1,184	AGNC Investment Corp.	17,606
1,062	Annaly Capital Management, Inc.	8,815
		26,421
Multiline Retail (0.2%)
376	Dollar General Corp.	58,691
140	Dollar Tree, Inc.(a)	14,214

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Multiline Retail, continued:
201	Kohl’s Corp.	$9,499
160	Target Corp.	17,126
		99,530
Multi-Utilities (0.4%)
61	Black Hills Corp.	4,679
1,014	CenterPoint Energy, Inc.	28,078
124	Consolidated Edison, Inc.	11,024
72	DTE Energy Co.	9,336
430	MDU Resources Group, Inc.	11,563
65	NorthWestern Corp.	4,709
660	Public Service Enterprise Group, Inc.	39,909
1,041	WEC Energy Group, Inc.	99,696
		208,994
Oil, Gas & Consumable Fuels (1.3%)
3,146	Cabot Oil & Gas Corp.	53,859
454	Chevron Corp.	53,445
489	ConocoPhillips	25,516
1,149	Continental Resources, Inc.(a)	33,551
242	CVR Energy, Inc.	9,627
145	Delek US Holdings, Inc.	4,749
836	EOG Resources, Inc.	62,022
245	Equitrans Midstream Corp.	3,305
721	Exxon Mobil Corp.	49,374
532	HollyFrontier Corp.	23,600
536	Marathon Petroleum Corp.	26,377
408	Murphy Oil Corp.	7,438
96	NACCO Industries, Inc., Class A	4,779
1,678	Noble Energy, Inc.	37,889
467	Occidental Petroleum Corp.	20,305
580	ONEOK, Inc.	41,342
1,241	PBF Energy, Inc.	29,412
248	Pioneer Natural Resources Co.	30,608
1,733	The Williams Cos., Inc.	40,899
731	TOTAL SA ADR	36,492
412	Valero Energy Corp.	31,015
		625,604
Paper & Forest Products (0.0%)
325	Domtar Corp.	10,709
Personal Products (0.1%)
48	Medifast, Inc.	4,798
126	The Estee Lauder Cos., Inc., Class A	24,947
70	USANA Health Sciences, Inc.(a)	4,758
		34,503
Pharmaceuticals (1.9%)
942	Bristol-Myers Squibb Co.	45,282
400	Elanco Animal Health, Inc.(a)	10,408
414	Innoviva, Inc.(a)	4,798
2,838	Johnson & Johnson	364,286
2,066	Merck & Co., Inc.	178,647
5,888	Pfizer, Inc.	209,318
695	Zoetis, Inc.	87,862
		900,601
Professional Services (0.2%)
169	IHS Markit, Ltd.(a)	11,088
143	Kforce, Inc.	4,653
134	ManpowerGroup, Inc.	10,953
1,487	Robert Half International, Inc.	79,510
94	Verisk Analytics, Inc., Class A	15,185
		121,389
Real Estate Management & Development (0.1%)
439	CBRE Group, Inc., Class A(a)	22,947
74	Consolidated-Tomoka Land Co.	4,724

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Real Estate Management & Development, continued:
184	Re/MAX Holdings, Inc.	$4,723
202	The RMR Group, Inc., Class A	9,411
		41,805
Road & Rail (0.2%)
281	Old Dominion Freight Line, Inc.	46,017
91	Ryder System, Inc.	4,383
253	Schneider National, Inc., Class B	4,918
378	Union Pacific Corp.	61,221
		116,539
Semiconductors & Semiconductor Equipment (1.3%)
1,020	Advanced Micro Devices, Inc.(a)	32,079
266	Applied Materials, Inc.	12,773
209	Broadcom, Inc.	59,072
89	Cirrus Logic, Inc.(a)	4,774
129	Diodes, Inc.(a)	4,715
689	Intel Corp.	32,665
85	KLA-Tencor Corp.	12,572
868	Lam Research Corp.	182,722
581	Maxim Integrated Products, Inc.	31,688
1,113	Micron Technology, Inc.(a)	50,386
169	Nanometrics, Inc.(a)	4,612
57	NVIDIA Corp.	9,548
558	ON Semiconductor Corp.(a)	9,932
528	QUALCOMM, Inc.	41,063
854	Texas Instruments, Inc.	105,683
424	Versum Materials, Inc.	22,048
139	Xilinx, Inc.	14,464
		630,796
Software (3.4%)
522	Adobe Systems, Inc.(a)	148,514
100	Alarm.com Holdings, Inc.(a)	4,760
47	ANSYS, Inc.(a)	9,708
1,710	Cadence Design Systems, Inc.(a)	117,101
895	Citrix Systems, Inc.	83,217
108	Elastic NV(a)	9,492
1,199	Fortinet, Inc.(a)	94,937
412	Intuit, Inc.	118,804
291	Manhattan Associates, Inc.(a)	24,045
6,320	Microsoft Corp.	871,275
858	Oracle Corp.	44,667
124	Progress Software Corp.	4,685
58	Qualys, Inc.(a)	4,618
450	Salesforce.com, Inc.(a)	70,232
250	SolarWinds Corp.(a)	4,255
164	Workday, Inc.(a)	29,074
		1,639,384
Specialty Retail (1.0%)
46	Advance Auto Parts, Inc.	6,346
31	AutoZone, Inc.(a)	34,152
70	Burlington Stores, Inc.(a)	14,174
130	Genesco, Inc.(a)	4,638
388	Lowe’s Cos., Inc.	43,534
210	O’Reilly Automotive, Inc.(a)	80,590
453	Ross Stores, Inc.	48,023
153	Shoe Carnival, Inc.	4,703
111	Sleep Number Corp.(a)	4,644
853	The Home Depot, Inc.	194,407
715	The TJX Cos., Inc.	39,304
62	Ulta Beauty, Inc.(a)	14,739
29	Winmark Corp.	4,713
		493,967

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Technology Hardware, Storage & Peripherals (2.1%)
$4,406	Apple, Inc.	$919,709
129	Dell Technologies, Inc., Class C(a)	6,647
3,718	HP, Inc.	68,002
247	NCR Corp.(a)	7,783
184	NetApp, Inc.	8,843
		1,010,984
Textiles, Apparel & Luxury Goods (0.3%)
45	Columbia Sportswear Co.	4,221
32	Deckers Outdoor Corp.(a)	4,718
783	NIKE, Inc., Class B	66,164
67	Oxford Industries, Inc.	4,675
134	Ralph Lauren Corp.	11,838
554	VF Corp.	45,400
		137,016
Thrifts & Mortgage Finance (0.1%)
632	New York Community Bancorp, Inc.	7,293
2,317	Oritani Financial Corp.	39,690
209	Radian Group, Inc.	4,713
		51,696
Tobacco (0.3%)
1,931	Altria Group, Inc.	84,462
1,021	Philip Morris International, Inc.	73,604
		158,066
Trading Companies & Distributors (0.3%)
671	Fastenal Co.	20,546
1,238	H&E Equipment Services, Inc.	30,071
1,186	HD Supply Holdings, Inc.(a)	46,147
697	MSC Industrial Direct Co., Inc., Class A	47,131
71	Watsco, Inc.	11,612
		155,507
Water Utilities (0.0%)
51	American States Water Co.	4,719
145	American Water Works Co., Inc.	18,461
		23,180
Wireless Telecommunication Services (0.0%)
222	T-Mobile US, Inc.(a)	17,327
Total Common Stocks		22,090,653

Asset Backed Securities (2.1%)
201,232	AccessLex Institute, Series 2007-1, Class C, 2.68% (US0003M + 40 bps), 10/25/35*	170,683
9,660	Aegis Asset Backed Securities Trust, Series 2004-4, Class A1, 2.87% (US0001M + 72 bps), 10/25/34*	9,659
147,668	Saxon Asset Securities Trust, Series 2003-3, Class A5, 4.71%, 12/25/33*(b)	151,362
210,000	SLM Student Loan Trust, Series 2012-7, Class B, 3.95% (US0001M + 180 bps), 9/25/43*	205,518
199,000	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.54%, 2/25/44*(c)	210,216
93,813	UBS Commercial Mortgage Trust, Series 2018-C10, Class A1, 3.18%, 5/15/51	95,709
147,750	Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.07%, 2/16/43*(c)	153,663
Total Asset Backed Securities		996,810

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities† (14.5%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.4%)
$195,610	Bear Stearns Alternative-A Trust, Series 2007-2, Class 2A1, 3.91%, 4/25/37*(b)	$169,015
2,834	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class 10A1, 5.32% (US0003M + 119 bps), 10/25/33*	2,853
		171,868
Alt-A - Fixed Rate Mortgage Backed Securities (1.4%)
51,058	Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.50%, 11/25/35*	52,267
67,340	Citi Mortgage Alternative Loan Trust, Series 2007-A2, Class 1A5, 6.00%, 2/25/37*	67,538
24,393	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A4, 5.50%, 11/25/35*	19,031
31,119	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36*	30,221
11,289	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 2A4, 6.00%, 1/25/37*	9,638
18,848	Countrywide Alternative Loan Trust, Series 2004-J2, Class 2A1, 6.50%, 3/25/34*	19,785
144	Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.50%, 9/25/34*	141
77,023	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 5.23%, 6/25/36*(b)	75,354
5,987	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34*	6,443
36,626	Master Alternative Loans Trust, Series 2004-8, Class 5A1, 6.00%, 9/25/34*	38,080
80,650	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34*	89,438
34,653	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35*(b)	35,631
19,790	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 5.48%, 5/25/35*(b)	14,755
151,002	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36*(b)	58,284
10,581	Residential Accredit Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36*	10,174
63,697	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35*	54,753
39,082	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36*	27,975
41,671	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5, Class CB14, 5.50%, 7/25/35*	40,778
		650,286

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities (0.4%)
$9,057	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A2, 3.99%, 9/25/34*(b)	$7,831
8,823	Chase Mortgage Finance Corp., Series 2007-A2, Class 10A1, 3.77%, 7/25/37*(b)	7,960
184,840	JPMorgan Mortgage Trust, Series 2014-5, Class A1, 2.98%, 10/25/29*(b)(c)	187,381
		203,172
Prime Fixed Mortgage Backed Securities (3.6%)
202,126	American Home Mortgage Investment Trust, Series 2005-2, Class 5A4C, 5.41%, 9/25/35*(b)	153,021
24,084	Banc of America Funding Trust, Series 2006-4, Class A14, 6.00%, 7/25/36*	23,035
14,360	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 4.38%, 5/25/35*(b)	14,586
102,016	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A2, 6.50%, 7/25/34*	117,281
193,431	COLT Mortgage Loan Trust, Series 2018-2, Class A1, 3.47%, 7/27/48*(b)(c)	194,496
36,998	Countrywide Home Loans, Series 2005-22, Class 2A1, 3.98%, 11/25/35*(b)	33,358
29,519	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35*	30,115
33,362	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37*	24,393
42,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 2A1, 5.50%, 2/25/35*	40,880
25,050	Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 3A1, 6.50%, 3/25/36*	12,456
91,667	Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.50%, 7/25/56*(b)(c)	93,212
180,985	JPMorgan Mortgage Trust, Series 2017-4, Class A6, 3.00%, 11/25/48*(b)(c)	183,128
17,544	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 1/25/36*	17,891
172,647	Onslow Bay Financial LLC, Series 2018- EXP2, Class 1A1, 4.00%, 11/25/48*(b)(c)	174,126
178,707	PSMC Trust, Series 2018-2, Class A3, 3.50%, 6/25/48(b)(c)	182,232
17,091	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A7, 7.00%, 11/25/31*	18,473
90,592	Sequoia Mortgage Trust, Series 2017-CH1, Class A11, 3.50%, 8/25/47*(b)(c)	91,141
161,655	Sequoia Mortgage Trust, Series 2018-3, Class A4, 3.50%, 3/25/48*(b)(c)	164,331
136,275	Sequoia Mortgage Trust, Series 2018-8, Class A4, 4.00%, 11/25/48*(b)(c)	137,350
431	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32*	450

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$8,396	Wells Fargo Mortgage Backed Securities Trust, Series 2006-11, Class A8, 6.00%, 9/25/36*	$8,253
		1,714,208
Subprime Mortgage Backed Securities (0.7%)
123,486	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, 10/25/57*(b)(c)	125,149
75,068	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, 1/25/58*(b)(c)	76,343
140,733	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58*(b)(c)	143,902
		345,394
U.S. Government Agency Mortgage Backed Securities (8.0%)
73,279	Fannie Mae, Series 2013-68, Class 10A1, 1.00%, 3/25/42	72,322
73,988	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	74,224
94,853	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	94,765
169,147	Fannie Mae, Series 2013-23, Class AB, 2.00%, 2/25/43	169,156
105,101	Fannie Mae, Series 2013-73, Class 10A1, 2.25%, 6/25/42	106,001
177,749	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(b)	178,639
13,618	Fannie Mae, Series 2012-2, Class 10A1, 2.50%, 5/25/41	13,769
157,274	Fannie Mae, Series 2015-71, Class PD, 2.50%, 3/25/43	158,998
119,852	Fannie Mae, Series 2017-43, Class PA, 2.50%, 6/25/47	123,543
195,508	Fannie Mae, Series 2017-M5, Class A1, 2.74%, 4/25/29	204,045
124,482	Fannie Mae, Series 2010-99, Class JU, 3.00%, 8/25/40	128,347
41,998	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	43,433
11,344	Fannie Mae, Series 2011-124, Class 10A1, 3.00%, 9/25/29	11,383
141,614	Fannie Mae, Series 2015-46, Class MD, 3.00%, 5/25/43	145,413
130,989	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	136,540
213,623	Fannie Mae, Series 2018-M12, Class A1, 3.55%, 2/25/30	234,902
188,929	Fannie Mae, Series 2018-M13, Class A1, 3.82%, 3/25/30(b)	211,575
29,152	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	30,769
14,535	Fannie Mae, 4.50%, 4/1/35, Pool #814522	15,682
13,230	Fannie Mae, 5.50%, 10/1/35, Pool #838584	14,285
1,132	Fannie Mae, 6.00%, 5/1/35, Pool #357778	1,260
3,000	Fannie Mae, Series 1999-18, Class LL, 6.50%, 4/18/29	3,336
73,210	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	73,966

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2019	Continued

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$61,775	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	$61,800
74,689	Freddie Mac, Series 4129, Class PA, 2.50%, 7/15/42	76,181
111,888	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	113,408
99,007	Freddie Mac, Series 4395, Class PA, 2.50%, 4/15/37	100,322
137,282	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	144,138
90,282	Freddie Mac, Series 4348, Class A, 3.00%, 6/15/39	92,868
159,858	Freddie Mac, Series 4486, Class PA, 3.00%, 3/15/44	166,065
172,394	Freddie Mac, Series 4668, Class KA, 3.00%, 1/15/55	180,713
9,825	Freddie Mac, 4.06% (H15T1Y + 172 bps), 6/1/28, Pool #605508	9,859
1,347	Freddie Mac, 5.50%, 1/1/35, Pool #A30935	1,521
13,594	Freddie Mac, Series 1443, Class I, 7.50%, 12/15/22*	14,345
185,345	Freddie Mac Pass-Through Certificates, Series KJ17, Class A1, 2.40%, 10/25/24	188,677
21,674	Government National Mortgage Assoc., Series 2013-104, Class DC, 2.00%, 4/20/40	21,639
73,914	Government National Mortgage Assoc., Series 2013-69, Class 10A1, 2.00%, 9/20/42	72,300
149,640	Government National Mortgage Assoc., Series 2016-141, Class PA, 2.25%, 8/20/46	154,703
194,476	Government National Mortgage Assoc., Series 2019-85, Class MP, 3.50%, 6/20/49	200,620
804	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	873
38,886	Government National Mortgage Assoc., 6.31%, 3/20/33, Pool #612258	42,074
4,799	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	5,194
		3,893,653
Total Mortgage Backed Securities		6,978,581

Corporate Bonds (7.1%)
Banks (1.4%)
440,000	Bank of America Corp., 3.55% (US0003M + 78 bps), 3/5/24, Callable 3/5/23 @ 100 *	459,862
250,000	Wells Fargo & Co., 3.00%, 10/23/26	259,787
		719,649
Beverages (0.4%)
155,000	Keurig Dr Pepper, Inc., 4.42%, 5/25/25, Callable 3/25/25 @ 100 *	169,551
Capital Markets (0.8%)
250,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100 *	261,784
185,070	Preferred Term Securities XX, Class B2, 2.86% (US0003M + 45 bps), 3/22/38, Callable 10/25/19 @ 100 *(c)	138,802
		400,586

Shares or Principal Amount	Security Description	Value

Corporate Bonds, continued:
Diversified Financial Services (0.7%)
$325,000	BP Capital Markets America, Inc., 2.75%, 5/10/23	$332,943
Diversified Telecommunication Services (0.7%)
270,000	AT&T, Inc., 5.25%, 3/1/37, Callable 9/1/36 @ 100 *	320,011
Food Products (1.0%)
175,000	Campbell Soup Co., 3.95%, 3/15/25, Callable 1/15/25 @ 100 *	185,239
250,000	Conagra Brands, Inc., 4.85%, 11/1/28, Callable 8/1/28 @ 100 *	286,302
		471,541
Hotels, Restaurants & Leisure (0.2%)
85,000	Royal Caribbean Cruises, 5.25%, 11/15/22	92,602
Industrial Conglomerates (0.5%)
230,000	General Electric Co., 3.10%, 1/9/23	230,679
Insurance (0.4%)
200,000	Jackson National Life Global Funding, 2.65%, 6/21/24 (c)	204,111
Multiline Retail (0.5%)
220,000	Macys Retail Holdings, Inc., 2.88%, 2/15/23, Callable 11/15/22 @ 100 *	216,213
Technology Hardware, Storage & Peripherals (0.5%)
225,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100 *	241,011
Total Corporate Bonds		3,398,897

Taxable Municipal Bonds (5.0%)
Illinois (0.9%)
150,000	Northern Illinois Municipal Power Agency Power Project Revenue, Build America Bonds, GO, 6.29%, 1/1/21, Continuously Callable @100	150,416
300,000	Rosemont Illinois State, GO, Series A, 2.76%, 12/1/19, Insured by: MAC	299,862
		450,278
Michigan (1.1%)
240,000	County of Jackson Michigan, GO, 3.73%, 12/1/30, Continuously Callable @100	264,929
210,000	Houghton-Portage Township School District, GO, Series B, 2.70%, 5/1/25, Insured by: Q-SBLF	217,470
		482,399
Missouri (0.2%)
100,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, GO, 7.50%, 10/1/39, Continuously Callable @100	100,375
Ohio (0.7%)
330,000	County of Cuyahoga Ohio Revenue, 3.48%, 7/1/32, Continuously Callable @100	359,402
Rhode Island (0.5%)
225,000	Rhode Island Convention Center Authority Revenue, 3.15%, 5/15/25	237,528
South Carolina (0.5%)
220,000	South Carolina Public Service Authority Revenue, Series D, 2.39%, 12/1/23	221,701

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2019	Concluded

Shares or Principal Amount	Security Description	Value

Taxable Municipal Bonds, continued:
Texas (0.8%)
$360,000	County of Burnet Texas, GO, 4.20%, 3/1/34, Continuously Callable @100	$383,846
Wisconsin (0.3%)
140,000	Wisconsin State, Build America Bonds, GO, Series D, 5.10%, 5/1/41, Continuously Callable @100	146,969
Total Taxable Municipal Bonds		2,382,498

U.S. Government Agency Securities (1.4%)
Fannie Mae
185,000	2.50%, 12/27/32, Callable 9/27/19 @ 100 *(b)	184,733
Federal Farm Credit Bank
225,000	2.25%, 11/26/24, Callable 11/26/19 @ 100 *	224,910
Freddie Mac
250,000	2.50%, 6/9/21 (b)(d)	250,036
3,485	Series 2302, 6.50%, 4/15/31	3,866
		253,902
Total U.S. Government Agency Securities		663,545

U.S. Treasury Obligations (14.1%)
U.S. Treasury Bonds
2,405,000	2.25%, 8/15/46	2,546,011

Shares or Principal Amount	Security Description	Value

U.S. Treasury Obligations, continued:
U.S. Treasury Inflation Indexed Notes
$833,845	0.38%, 7/15/25	$854,535
U.S. Treasury Notes
1,476,000	1.50%, 11/30/19	1,474,040
425,000	2.00%, 4/30/24	436,123
625,000	2.25%, 2/29/20	625,977
804,000	2.25%, 2/15/27	848,754
		3,384,894
Total U.S. Treasury Obligations		6,785,440

Investment Companies (3.9%)
17,930	iShares MSCI EAFE Index Fund ETF	1,133,355
17,845	iShares MSCI Emerging Markets Index Fund ETF	717,191
Total Investment Companies		1,850,546
Investment in Affiliates (5.7%)
2,249,789	Cavanal Hill Government Securities Money
	Market Fund, Select Shares, 1.95%(e)	2,249,789
73,409	Cavanal Hill World Energy Fund, Institutional Shares	493,296
Total Investment in Affiliates		2,743,085

Total Investments (Cost $38,755,307)(f) - 99.7%		47,890,055
Other assets in excess of liabilities — 0.3%		137,541
Net Assets - 100.0%		$48,027,596

(a)	Non-income producing security.

(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2019.

(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(d)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2019.

(e)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2019.

(f)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
MAC	Municipal Assurance Corporation
Q-SBLF	Qualified School Bond Loan Fund
REIT	Real Estate Investment Trust
US0001M	1 Month US Dollar LIBOR
US0003M	3 Month US Dollar LIBOR

See notes to financial statements

Schedule of Portfolio Investments	Mid Cap Core Equity Fund
August 31, 2019

Shares	Security Description	Value

Common Stocks (94.4%)
Aerospace & Defense (2.8%)
122	L3Harris Technologies, Inc.	$25,792
140	Spirit AeroSystems Holdings, Inc., Class A	11,284
		37,076
Air Freight & Logistics (0.2%)
31	Expeditors International of Washington, Inc.	2,204
Airlines (0.3%)
48	United Continental Holdings, Inc.(a)	4,047
Auto Components (1.0%)
238	Gentex Corp.	6,331
57	Lear Corp.	6,399
		12,730
Banks (3.0%)
48	Comerica, Inc.	2,959
154	Commerce Bancshares, Inc.	8,790
93	Cullen/Frost Bankers, Inc.	7,720
119	East West Bancorp, Inc.	4,894
7	First Citizens Bancshares, Inc.	3,112
33	SVB Financial Group(a)	6,422
128	Western Alliance Bancorp	5,558
		39,455
Biotechnology (1.7%)
506	Exelixis, Inc.(a)	10,044
286	Moderna, Inc.(a)	4,499
94	United Therapeutics Corp.(a)	7,761
		22,304
Building Products (1.5%)
91	Allegion PLC	8,761
16	Armstrong World Industries, Inc.	1,528
36	Lennox International, Inc.	9,136
		19,425
Capital Markets (3.9%)
76	E*Trade Financial Corp.	3,172
68	Eaton Vance Corp.	2,932
32	FactSet Research Systems, Inc.	8,707
123	LPL Financial Holdings, Inc.	9,218
68	MSCI, Inc., Class A	15,954
84	Nasdaq, Inc.	8,387
37	SEI Investments Co.	2,128
		50,498
Chemicals (0.9%)
175	Axalta Coating Systems, Ltd.(a)	5,054
79	Chemours Co.	1,119
40	RPM International, Inc.	2,707
40	Westlake Chemical Corp.	2,344
		11,224
Commercial Services & Supplies (1.7%)
86	Cintas Corp.	22,687
Communications Equipment (1.4%)
79	Arista Networks, Inc.(a)	17,903
Consumer Finance (0.3%)
10	Credit Acceptance Corp.(a)	4,526
Containers & Packaging (2.0%)
39	AptarGroup, Inc.	4,767
204	Berry Plastics Group, Inc.(a)	7,985

Shares	Security Description	Value

Common Stocks, continued:
Containers & Packaging, continued:
134	Packaging Corp. of America	$13,477
		26,229
Distributors (0.4%)
25	Pool Corp.	4,910
Diversified Consumer Services (1.3%)
34	Bright Horizons Family Solutions, Inc.(a)	5,612
201	ServiceMaster Global Holdings, Inc.(a)	11,465
		17,077
Diversified Financial Services (0.6%)
162	Voya Financial, Inc.	7,990
Electric Utilities (1.7%)
288	OGE Energy Corp.	12,347
348	PPL Corp.	10,283
		22,630
Electrical Equipment (0.2%)
39	Regal-Beloit Corp.	2,765
Electronic Equipment, Instruments & Components (1.5%)
164	CDW Corp.	18,942
Energy Equipment & Services (0.1%)
53	Apergy Corp.(a)	1,377
Entertainment (1.8%)
169	Take-Two Interactive Software(a)	22,303
4	The Madison Square Garden Co., Class A(a)	1,009
		23,312
Equity Real Estate Investment Trusts (8.6%)
351	American Homes 4 Rent, Class A	8,979
87	Apartment Investment & Management Co.	4,437
160	Brookfield Property REIT, Inc., Class A	3,011
15	CoreSite Realty Corp.	1,743
482	CubeSmart	17,298
114	Douglas Emmett, Inc.	4,811
429	Duke Realty Corp.	14,272
200	Empire State Realty Trust, Inc.	2,812
92	Equity Commonwealth	3,097
81	Equity LifeStyle Properties, Inc.	10,912
171	Extra Space Storage, Inc.	20,847
541	Host Hotels & Resorts, Inc.	8,678
77	JBG SMITH Properties	2,946
70	Lamar Advertising Co.	5,366
35	SL Green Realty Corp.	2,808
		112,017
Food & Staples Retailing (0.4%)
114	US Foods Holding Corp.(a)	4,611
Food Products (2.0%)
297	Hormel Foods Corp.	12,655
38	Kellogg Co.	2,386
123	Tyson Foods, Inc., Class A	11,444
		26,485
Gas Utilities (0.9%)
251	UGI Corp.	12,216
Health Care Equipment & Supplies (3.3%)
7	ABIOMED, Inc.(a)	1,351
33	Align Technology, Inc.(a)	6,043
65	Hill-Rom Holdings, Inc.	6,999
287	Hologic, Inc.(a)	14,169

See notes to financial statements

Schedule of Portfolio Investments	Mid Cap Core Equity Fund
August 31, 2019	Continued

Shares	Security Description	Value

Common Stocks, continued:
Health Care Equipment & Supplies, continued:
41	Teleflex, Inc.	$14,921
		43,483
Health Care Providers & Services (1.3%)
13	Chemed Corp.	5,583
42	Henry Schein, Inc.(a)	2,588
49	Molina Healthcare, Inc.(a)	6,384
28	Quest Diagnostics, Inc.	2,866
		17,421
Health Care Technology (1.1%)
90	Veeva Systems, Inc.(a)	14,434
Hotels, Restaurants & Leisure (3.6%)
103	Darden Restaurants, Inc.	12,461
50	Dunkin’ Brands Group, Inc.	4,122
293	Hilton Worldwide Holdings, Inc.	27,064
62	Six Flags Entertainment Corp.	3,669
		47,316
Household Durables (0.7%)
110	Garmin, Ltd.	8,973
Household Products (1.0%)
119	Church & Dwight Co., Inc.	9,494
23	The Clorox Co.	3,638
		13,132
Independent Power and Renewable Electricity Producers (0.3%)
227	AES Corp.	3,480
Insurance (3.5%)
162	Assured Guaranty, Ltd.	6,893
163	Brighthouse Financial, Inc.(a)	5,747
58	Cincinnati Financial Corp.	6,524
37	Erie Indemnity Co., Class A	8,115
192	FNF Group	8,437
45	Principal Financial Group, Inc.	2,395
39	The Hanover Insurance Group, Inc.	5,193
50	The Hartford Financial Services Group, Inc.	2,914
		46,218
Interactive Media & Services (1.6%)
199	Match Group, Inc.	16,875
101	Twitter, Inc.(a)	4,308
		21,183
Internet & Direct Marketing Retail (0.7%)
37	Expedia, Inc.	4,814
43	Wayfair, Inc., Class A(a)	4,848
		9,662
IT Services (6.5%)
325	Fiserv, Inc.(a)	34,755
135	Total System Services, Inc.	18,120
158	VeriSign, Inc.(a)	32,208
		85,083
Leisure Products (0.8%)
91	Hasbro, Inc.	10,053
Life Sciences Tools & Services (2.0%)
74	Agilent Technologies, Inc.	5,262
34	Charles River Laboratories International, Inc.(a)	4,461
11	Mettler-Toledo International, Inc.(a)	7,225
41	Waters Corp.(a)	8,687
		25,635

Shares	Security Description	Value

Common Stocks, continued:
Machinery (3.1%)
485	Allison Transmission Holdings, Inc.	$21,549
38	Crane Co.	2,897
113	Graco, Inc.	5,149
77	The Timken Co.	3,094
100	The Toro Co.	7,201
		39,890
Media (1.5%)
8	Cable One, Inc.	10,381
215	CBS Corp., Class B	9,043
		19,424
Metals & Mining (1.2%)
34	Reliance Steel & Aluminum Co.	3,306
470	Steel Dynamics, Inc.	12,690
		15,996
Mortgage Real Estate Investment Trusts (0.6%)
368	AGNC Investment Corp.	5,472
279	Annaly Capital Management, Inc.	2,316
		7,788
Multiline Retail (0.6%)
27	Dollar General Corp.	4,214
37	Dollar Tree, Inc.(a)	3,757
		7,971
Multi-Utilities (1.9%)
109	CenterPoint Energy, Inc.	3,018
113	MDU Resources Group, Inc.	3,039
151	Public Service Enterprise Group, Inc.	9,131
94	WEC Energy Group, Inc.	9,002
		24,190
Oil, Gas & Consumable Fuels (3.0%)
726	Cabot Oil & Gas Corp.	12,428
312	Continental Resources, Inc.(a)	9,110
52	HollyFrontier Corp.	2,307
107	Murphy Oil Corp.	1,951
84	ONEOK, Inc.	5,988
337	PBF Energy, Inc.	7,987
		39,771
Paper & Forest Products (0.2%)
86	Domtar Corp.	2,834
Professional Services (1.8%)
437	Robert Half International, Inc.	23,366
Real Estate Management & Development (0.5%)
116	CBRE Group, Inc., Class A(a)	6,063
Road & Rail (1.0%)
76	Old Dominion Freight Line, Inc.	12,446
Semiconductors & Semiconductor Equipment (3.0%)
88	Advanced Micro Devices, Inc.(a)	2,768
150	Lam Research Corp.	31,577
148	ON Semiconductor Corp.(a)	2,634
17	Xilinx, Inc.	1,769
		38,748
Software (6.0%)
459	Cadence Design Systems, Inc.(a)	31,431
216	Citrix Systems, Inc.	20,084
266	Fortinet, Inc.(a)	21,061
77	Manhattan Associates, Inc.(a)	6,363
		78,939

See notes to financial statements

Schedule of Portfolio Investments	Mid Cap Core Equity Fund
August 31, 2019	Concluded

Shares	Security Description	Value

Common Stocks, continued:
Specialty Retail (1.6%)
3	AutoZone, Inc.(a)	$3,305
18	Burlington Stores, Inc.(a)	3,645
25	O’Reilly Automotive, Inc.(a)	9,594
17	Ulta Beauty, Inc.(a)	4,041
		20,585
Textiles, Apparel & Luxury Goods (0.2%)
33	Ralph Lauren Corp.	2,915
Trading Companies & Distributors (1.2%)
220	HD Supply Holdings, Inc.(a)	8,561
55	MSC Industrial Direct Co., Inc., Class A	3,719
19	Watsco, Inc.	3,107
		15,387
Water Utilities (0.4%)
38	American Water Works Co., Inc.	4,838
Total Common Stocks		1,231,864

Shares	Security Description	Value

Investment in Affiliates (3.9%)
51,148	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.95%(b)	$51,148
Total Investment in Affiliates		51,148

Total Investments (Cost $1,120,838)(c) - 98.3%		1,283,012
Other assets in excess of liabilities — 1.7%		22,427
Net Assets - 100.0%		$1,305,439

(a)	Non-income producing security.

(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2019.

(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

REIT Real Estate Investment Trust

See notes to financial statements

Schedule of Portfolio Investments	Opportunistic Fund
August 31, 2019

Shares or Principal Amount	Security Description	Value

Common Stocks (39.0%)
Aerospace & Defense (2.0%)
2,110	Northrop Grumman Corp.	$776,206
Airlines (2.0%)
13,735	Delta Air Lines, Inc.	794,707
Biotechnology (1.0%)
5,060	BioMarin Pharmaceutical, Inc.(a)	379,804
Commercial Services & Supplies (6.5%)
30,265	Advanced Disposal Services, Inc., Class I(a)	981,191
94,537	Covanta Holding Corp.	1,626,036
		2,607,227
Communications Equipment (3.7%)
3,935	Palo Alto Networks, Inc.(a)	801,245
28,000	Radware, Ltd.(a)	684,600
		1,485,845
Diversified Telecommunication Services (2.3%)
25,701	AT&T, Inc.	906,217
Electronic Equipment, Instruments & Components (2.5%)
17,590	Corning, Inc.	489,882
10,285	FLIR Systems, Inc.	506,741
		996,623
Entertainment (1.5%)
11,850	Activision Blizzard, Inc.	599,610
Health Care Technology (1.0%)
6,920	Teladoc Health, Inc.(a)	400,530
Interactive Media & Services (4.1%)
740	Alphabet, Inc., Class C(a)	879,193
46,600	Snap, Inc., Class A(a)	737,678
		1,616,871
Internet & Direct Marketing Retail (1.2%)
280	Amazon.com, Inc.(a)	497,361
Life Sciences Tools & Services (2.6%)
189,236	Pacific Biosciences of California, Inc.(a)	1,050,260
Oil, Gas & Consumable Fuels (2.4%)
11,950	Marathon Petroleum Corp.	588,060
15,102	The Williams Cos., Inc.	356,407
		944,467
Pharmaceuticals (1.2%)
157,111	MediWound, Ltd.(a)	494,900
Semiconductors & Semiconductor Equipment (2.4%)
72,788	Everspin Technologies, Inc.(a)	492,047
4,310	Mellanox Technologies, Ltd.(a)	461,386
		953,433
Software (2.6%)
22,660	Tenable Holdings, Inc.(a)	516,648
6,510	Zendesk, Inc.(a)	522,102
		1,038,750
Total Common Stocks		15,542,811

Convertible Preferred Stocks (5.6%)
Chemicals (1.5%)
13,500	International Flavor & Fragrances, 6.00%,	592,245
Household Products (4.1%)
18,554	Energizer Holdings, Inc., Series A, 7.50%,	1,644,255
Total Convertible Preferred Stocks		2,236,500

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities† (2.9%)
Prime Fixed Mortgage Backed Securities (2.9%)
$1,130,051	Onslow Bay Financial LLC, Series 2018-
	EXP2, 1A1, 4.00%, 11/25/48*(b)(c)	$1,139,732
Total Mortgage Backed Securities		1,139,732

Corporate Bonds (14.9%)
Banks (1.3%)
500,000	Bank of America Corp., Series G, 2.94% (US0003M + 66 bps), 7/21/21, Callable 7/21/20 @ 100 *	501,492
Diversified Financial Services (2.2%)
858,000	BP Capital Markets America, Inc., 4.50%, 10/1/20	880,443
Food & Staples Retailing (2.5%)
981,000	Walmart, Inc., 2.57% (US0003M + 23 bps), 6/23/21	983,336
Machinery (2.2%)
792,000	Wabtec Corp., 4.70%, 9/15/28, Callable 6/15/28 @ 100 *	883,918
Oil, Gas & Consumable Fuels (3.3%)
620,000	HollyFrontier Corp., 5.88%, 4/1/26, Callable 1/1/26 @ 100 *	689,890
620,000	Noble Energy, Inc., 4.15%, 12/15/21, Callable 9/15/21 @ 100 *	640,246
		1,330,136
Semiconductors & Semiconductor Equipment (3.4%)
1,290,000	Marvell Technology Group, Ltd., 4.20%, 6/22/23, Callable 5/22/23 @ 100 *	1,361,001
Total Corporate Bonds		5,940,326

U.S. Treasury Obligations (9.0%)
U.S. Treasury Notes
720,000	1.88%, 12/31/19	719,775
720,000	2.25%, 2/29/20	721,125
720,000	2.38%, 4/30/20	722,363
720,000	2.50%, 5/31/20	723,375
720,000	2.50%, 6/30/20	723,965
Total U.S. Treasury Obligations		3,610,603

Investment Companies (4.0%)
43,615	Direxion Daily S&P 500 Bear 3X Shares ETF	795,538
25,940	ProShares UltraShort S&P500 ETF	797,136
Total Investment Companies		1,592,674

Investment in Affiliates (26.8%)
5,329,540	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.95%(d)	5,329,540
5,329,000	Cavanal Hill US Treasury Fund, Institutional Shares, 1.87%(d)	5,329,000
Total Investment in Affiliates		10,658,540

Total Investments (Cost $39,674,829)(e) - 102.2%		40,721,186
Liabilities in excess of other assets — (2.2)%		(869,738)
Net Assets - 100%		$39,851,448

See notes to financial statements

Schedule of Portfolio Investments	Opportunistic Fund
August 31, 2019	Concluded

(a)	Non-income producing security.

(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2019.

(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(d)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2019.

(e)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

ETF	Exchange Traded Fund
LIBOR	London Interbank Offered Rate
US0003M	3 Month US Dollar LIBOR

See notes to financial statements

Schedule of Portfolio Investments	World Energy Fund
August 31, 2019

Shares or Principal Amount	Security Description	Value

Common Stocks (88.6%)
Airlines (1.4%)
5,000	Delta Air Lines, Inc.	$289,300
Auto Components (2.0%)
5,000	Aptiv PLC	415,850
Chemicals (3.3%)
10,000	W.R. Grace & Co.	677,100
Commercial Services & Supplies (3.4%)
40,000	Covanta Holding Corp.	688,000
Electric Utilities (1.9%)
190	ALLETE, Inc.	16,289
1,115	Duke Energy Corp.	103,405
738	NextEra Energy, Inc.	161,680
101	Otter Tail Corp.	5,113
70	Pinnacle West Capital Corp.	6,672
1,501	The Southern Co.	87,448
		380,607
Electrical Equipment (1.8%)
15,000	Vestas Wind Systems A/S ADR	367,500
Energy Equipment & Services (5.6%)
2,638	Halliburton Co.	49,700
1,264	Helmerich & Payne, Inc.	47,514
20,610	Schlumberger, Ltd.	668,382
17,386	Tenaris SA ADR	376,233
		1,141,829
Equity Real Estate Investment Trusts (1.6%)
10,000	Getty Realty Corp.	317,600
Gas Utilities (0.3%)
172	Atmos Energy Corp.	18,961
61	Chesapeake Utilities Corp.	5,769
104	National Fuel & Gas Co.	4,861
98	Northwest Natural Holding Co.	6,993
89	ONE Gas, Inc.	8,153
109	Southwest Gas Holdings, Inc.	9,944
126	Spire, Inc.	10,697
		65,378
Household Products (1.5%)
8,000	Energizer Holdings, Inc.	308,000
Independent Power and Renewable Electricity Producers (0.3%)
871	AES Corp.	13,352
295	Atlantica Yield PLC	7,018
369	NRG Energy, Inc.	13,432
160	Ormat Technologies, Inc.	11,883
635	Vistra Energy Corp.	15,843
		61,528
Multi-Utilities (2.4%)
70	Consolidated Edison, Inc.	6,223
2,273	Dominion Resources, Inc.	176,452
120	DTE Energy Co.	15,559
675	MDU Resources Group, Inc.	18,151
2,641	National Grid PLC ADR	138,151
858	Sempra Energy	121,519
80	WEC Energy Group, Inc.	7,662
		483,717
Oil, Gas & Consumable Fuels (54.6%)
23,979	BP PLC ADR	886,024
3,795	Chevron Corp.	446,747
41	CNOOC, Ltd. ADR	6,078
12,105	ConocoPhillips	631,639
3,000	Diamondback Energy, Inc.	294,240

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Oil, Gas & Consumable Fuels, continued:
20,215	Enbridge, Inc.	$676,394
5,054	EOG Resources, Inc.	374,956
10,466	Exxon Mobil Corp.	716,712
14,062	Kinder Morgan, Inc.	285,037
33,000	Marathon Oil Corp.	390,720
19,446	Marathon Petroleum Corp.	956,938
21,000	Noble Energy, Inc.	474,180
6,281	ONEOK, Inc.	447,710
8,626	Pembina Pipeline Corp.	316,315
7,873	Phillips 66	776,514
2,500	Pioneer Natural Resources Co.	308,550
4,623	Royal Dutch Shell PLC ADR, Class A	257,039
16,327	TC Energy Corp.	836,596
14,000	The Williams Cos., Inc.	330,400
8,334	TOTAL SA ADR	416,033
13,961	Valero Energy Corp.	1,050,983
9,000	Viper Energy Partners LP	260,730
		11,140,535
Semiconductors & Semiconductor Equipment (5.7%)
38,000	Infineon Technologies AG ADR	655,880
5,000	NXP Semiconductors NV	510,700
		1,166,580
Water Utilities (2.8%)
695	American States Water Co.	64,308
2,823	American Water Works Co., Inc.	359,425
3,213	Aqua America, Inc.	142,304
86	SJW Group	5,876
		571,913
Total Common Stocks		18,075,437

Corporate Bonds (8.4%)
Energy Equipment & Services (2.2%)
325,000	Transocean, Inc., 6.80%, 3/15/38	214,500
321,000	Valaris PLC, 8.00%, 1/31/24, Callable 10/31/23 @ 100 *	224,700
		439,200
Oil, Gas & Consumable Fuels (6.2%)
350,000	Callon Petroleum Co., 6.13%, 10/1/24, Callable 10/10/19 @ 105 *	339,500
400,000	Oasis Petroleum, Inc., 6.88%, 3/15/22, Callable 10/10/19 @ 100 *	372,000
200,000	Suncor Energy, Inc., 3.60%, 12/1/24, Callable 9/1/24 @ 100 *	210,809
500,000	Whiting Petroleum Corp., 6.63%, 1/15/26, Callable 10/15/25 @ 100 *	361,850
		1,284,159
Total Corporate Bonds		1,723,359

Investment in Affiliates (2.6%)
531,505	Cavanal Hill Government Securities Money Market Fund, Select Shares, 1.95%(a)	531,505
Total Investment in Affiliates		531,505

Total Investments (Cost $20,193,576)(b) - 99.6%		20,330,301
Other assets in excess of liabilities — 0.4%		84,613
Net Assets - 100%		$20,414,914

See notes to financial statements

Schedule of Portfolio Investments	World Energy Fund
August 31, 2019	Concluded

The Advisor has determined that 47.6% of the Fund’s net assets comprise securities of issuers which are either foreign domiciled or derive more than 50% of its assets, revenue or income outside of the United States.

(a)	Non-income producing security.

(a)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2019.

(b)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

ADR	American Depositary Receipt

LP	Limited Partnership

See notes to financial statements

Notes to Financial Statements

August 31, 2019

1.	Organization:

The Cavanal Hill Funds (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Trust meets the definition of an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. As of August 31, 2019, the Trust offered shares of U.S. Treasury Fund and Government Securities Money Market Fund (each referred to as a “Money Market Fund” and collectively, the “Money Market Funds”), Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Active Core Fund, Mid Cap Core Equity Fund, Opportunistic Fund, and World Energy Fund (each referred to as a “Fund” and collectively, “the Funds”). Each Fund is registered as a diversified portfolio of the Trust. The Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Active Core Fund, Mid Cap Core Equity Fund, Opportunistic Fund, and World Energy Fund are each authorized to issue an unlimited number of shares in three classes of shares: No-Load Investor Shares (the “Investor Shares”), Institutional Shares and A Shares. The Active Core Fund, Mid Cap Core Equity Fund, Opportunistic Fund, and World Energy Fund are also authorized to issue an unlimited number of C Shares. The Money Market Funds are authorized to issue an unlimited number of shares in the following classes: Administrative Shares, Institutional Shares and Select Shares. In addition, the U.S. Treasury Fund is authorized to issue an unlimited number of Service Shares and the Government Securities Money Market Fund is authorized to issue an unlimited number of Premier Shares. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (Rule 12b-1 of the 1940 Act) and shareholder servicing fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fair Value Measurements:

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical assets

●	Level 2 – other observable significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a significant decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly. In cases where market prices for portfolio securities are not readily available or where prices provided by pricing services are believed not to reflect current value, a Pricing Committee established by the Board of Trustees (the “Board”) determines in good faith, subject to Trust procedures, the fair value of such portfolio securities. Examples of the types of securities that may be fair valued include securities halted or suspended from trading, thinly traded or illiquid securities, high-yield securities and fixed-income securities held in amounts less than their normal unit of trading.

The following is a summary categorization, as of August 31, 2019, of each Fund’s investments in the fair value hierarchy:

Fund	LEVEL 1 - Quoted Prices	LEVEL 2 - Other Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
U.S. Treasury Fund
U.S. Treasury Obligations	$—	$229,583,028	$—	$229,583,028
Repurchase Agreements	—	665,000,000	—	665,000,000
Investment Companies	153,742,300	—	—	153,742,300
Total Investments	153,742,300	894,583,028	—	1,048,325,328

Government Securities Money Market
U.S. Government Agency Securities	—	240,000,000	—	$240,000,000
U.S. Treasury Obligations	—	279,479,711	—	279,479,711
Repurchase Agreements	—	875,000,000	—	875,000,000
Investment Companies	291,295,555	—	—	291,295,555
Total Investments	291,295,555	1,394,479,711	—	1,685,775,266

Notes to Financial Statements

August 31, 2019

Fund	LEVEL 1 - Quoted Prices	LEVEL 2 - Other Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Limited Duration Fund
Asset Backed Securities	$—	$7,720,228	$—	$7,720,228
Mortgage Backed Securities[1]	—	57,087,588	—	57,087,588
Corporate Bonds[2]	—	14,922,457	—	14,922,457
Taxable Municipal Bonds[3]	—	2,453,374	—	2,453,374
U.S. Treasury Obligations	—	32,740,583	—	32,740,583
Investment in Affiliates	5,044,235	—	—	5,044,235
Total Investments	5,044,235	114,924,230	—	119,968,465

Moderate Duration Fund
Asset Backed Securities	—	1,057,051	—	1,057,051
Mortgage Backed Securities[1]	—	9,686,216	—	9,686,216
Corporate Bonds[2]	—	5,523,886	—	5,523,886
Taxable Municipal Bonds[3]	—	1,936,168	—	1,936,168
U.S. Government Agency Securities	—	825,116	—	825,116
U.S. Treasury Obligations	—	7,981,791	—	7,981,791
Investment in Affiliates	1,055,296	—	—	1,055,296
Total Investments	1,055,296	27,010,228	—	28,065,524

Bond Fund
Asset Backed Securities	—	4,317,068	—	4,317,068
Mortgage Backed Securities[1]	—	35,460,219	—	35,460,219
Corporate Bonds[2]	—	19,550,622	—	19,550,622
Taxable Municipal Bonds[3]	—	8,811,453	—	8,811,453
U.S. Government Agency Securities	—	2,999,860	—	2,999,860
U.S. Treasury Obligations	—	31,025,788	—	31,025,788
Investment in Affiliates	1,405,699	—	—	1,405,699
Total Investments	1,405,699	102,165,010	—	103,570,709

Strategic Enhanced Yield Fund
Asset Backed Securities	—	681,099	—	681,099
Mortgage Backed Securities[1]	—	4,045,212	—	4,045,212
Corporate Bonds[2]	—	375,627	—	375,627
U.S. Treasury Obligations	—	2,631,035	—	2,631,035
Investment in Affiliates	766,036	—	—	766,036
Total Investments	766,036	7,732,973	—	8,499,009

Ultra Short Tax-Free Income Fund
Municipal Bonds[3]	—	21,439,322	—	21,439,322
Investment in Affiliates	123,186	—	—	123,186
Total Investments	123,186	21,439,322	—	21,562,508

Active Core Fund
Common Stocks[2]	22,090,653	—	—	22,090,653
Asset Backed Securities	—	996,810	—	996,810
Mortgage Backed Securities[1]	—	6,978,581	—	6,978,581
Corporate Bonds[2]	—	3,398,897	—	3,398,897
Taxable Municipal Bonds[3]	—	2,382,498	—	2,382,498
U.S. Government Agency Securities	—	663,545	—	663,545
U.S. Treasury Obligations	—	6,785,440	—	6,785,440
Investment Companies	1,850,546	—	—	1,850,546
Investment in Affiliates	2,743,085	—	—	2,743,085
Total Investments	26,684,284	21,205,771	—	47,890,055

Mid Cap Core Equity Fund
Common Stocks[2]	1,231,864	—	—	1,231,864
Investment in Affiliates	51,148	—	—	51,148
Total Investments	1,283,012	—	—	1,283,012

Opportunistic Fund
Common Stocks[2]	15,542,811	—	—	15,542,811
Convertible Preferred Stocks	2,236,500	—	—	2,236,500
Mortgage Backed Securities[1]	—	1,139,732	—	1,139,732
Corporate Bonds[2]	—	5,940,326	—	5,940,326
U.S. Treasury Obligations	—	3,610,603	—	3,610,603
Investment Companies	1,592,674	—	—	1,592,674
Investment in Affiliates	10,658,540	—	—	10,658,540
Total Investments	30,030,525	10,690,661	—	40,721,186

Notes to Financial Statements

August 31, 2019

Fund	LEVEL 1 - Quoted Prices	LEVEL 2 - Other Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
World Energy Fund
Common Stocks[2]	$18,075,437	$—	—	$18,075,437
Corporate Bonds[2]	—	1,723,359	—	1,723,359
Investment in Affiliates	531,505	—	—	531,505
Total Investments	18,606,942	1,723,359	—	20,330,301

1	Please see the Schedule of Portfolio investments for Mortgage Backed Securities classification.
2	Please see the Schedule of Portfolio Investments for Industry classification.
3	Please see the Schedule of Portfolio Investments for State classification.

Securities Valuation:

The Money Market Funds, which operate as government funds, are eligible and have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the investment. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities are valued in the Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Active Core Fund, Mid Cap Core Equity Fund, Opportunistic Fund, and World Energy Fund (the “Variable Net Asset Value Funds”).

Equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on Nasdaq, which will be valued at the Nasdaq Official Closing Price). If there have been no sales for the day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded. Equity securities are typically categorized as Level 1 in the fair value hierarchy.

Fixed-income securities are valued using matrix pricing as determined by an independent pricing service approved by the Board. Fixed-income securities are valued using various inputs including new issue data, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy. In addition to the inputs noted for fixed-income securities, asset-backed and mortgage-backed securities are valued using principal payment and collateral performance information, and are typically categorized as Level 2 in the fair value hierarchy.

Short-term fixed-income securities purchased with 60 days or fewer to maturity and of sufficient credit quality are generally valued at amortized cost, which approximates current value, and are typically categorized as Level 2 in the fair value hierarchy.

Open-end mutual fund investments and exchange-traded funds are valued at the most recently calculated net asset value, and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost, and are typically categorized as Level 2 in the fair value hierarchy.

Exchange-traded options and exchange-traded notes are valued at the closing price from the exchange, and are typically categorized as Level 1 in the fair value hierarchy.

Securities Sold Short:

The Funds may enter into short sales. Short sales are transactions in which a fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends declared on open short positions are recorded on ex-date as dividend expense. To borrow the security, the Fund also may be required to pay a fee, which is shown as interest expense. The Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, is recognized upon the close of a short sale.

None of the Funds shall sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or has segregated with the Custodian an amount of cash or liquid assets to cover the short position), however, this policy does not prevent the Funds from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

The Opportunistic Fund engaged in limited short sale activity during the period ended August 31, 2019; no short securities were held as of August 31, 2019.

Purchased Call Options:

Each of the Funds, except U.S. Treasury Fund and the Government Securities Money Market Fund, may purchase options to hedge (or reduce) its exposure to a portfolio asset or risk, to obtain leverage for the portfolio, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes. An option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Options purchased by the Fund will be valued at the last sale price, or in the absence of such a price, at the latest available bid price. The Funds may also purchase index options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing value of the securities index upon which the option is based is greater than the exercise price of the option.

Notes to Financial Statements

August 31, 2019

Purchasing options is a specialized investment technique that entails the possibility of a complete loss of the amounts paid as premiums to writers of options. The Funds can purchase options and index options provided that their total investment in such options immediately after such purchase does not exceed 5% of its total assets.

The Funds did not engage in purchased options activity during the period ending August 31, 2019.

Security Transactions and Related Income:

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium and accretion of discount. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, when the Funds become aware of such dividends declared. Gains or losses realized from sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Restricted Securities:

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. The illiquid, restricted securities held as of August 31, 2019 are identified below:

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value
Limited Duration Fund:
Cazenovia Creek Funding II LLC, Series 2018-1A, Class A, 3.56%, 7/15/30	8/22/18	$1,038,513	$1,038,616	$1,046,042
Sun Trust Student Loan Trust, Series 2006-1A, Class B, 2.53%, 10/28/37	5/26/17 and 4/11/18	969,224	1,055,852	947,847

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation (FDIC) or from registered broker/dealers that Cavanal Hill Investment Management, Inc. (the “Adviser”) deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities collateral. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Distributions to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the Money Market Funds, Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund and Ultra Short Tax-Free Income Fund. Distributions from net investment income are declared and paid quarterly for the Active Core Fund, Mid Cap Core Equity Fund, Opportunistic Fund, and World Energy Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These “book/ tax” differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature (e.g., reclassification of bond discount and premium, gain/loss on principal payments from mortgage-backed securities, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification (e.g., wash sales). To the extent that distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Allocations:

Expenses that directly relate to a specific Fund are charged directly to that Fund. Class-specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Notes to Financial Statements

August 31, 2019

3.	Fees and Transactions with Related and Other Parties:

The Adviser, a wholly-owned subsidiary of BOKF, NA (“BOKF”), serves as the Funds’ investment adviser. Under the terms of the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Advisory Fee (as a percentage of net assets)	Annual Expense Limitations*
U.S. Treasury Fund	0.05%
Government Securities Money Market Fund	0.05%
Limited Duration Fund	0.15%
Moderate Duration Fund	0.20%	0.49%
Bond Fund	0.20%
Strategic Enhanced Yield Fund	0.50%	0.76%**
Ultra Short Tax-Free Income Fund	0.15%	0.35%**
Active Core Fund	0.35%
Mid Cap Core Equity Fund	0.55%	0.81%**
Opportunistic Fund	0.85%	1.00%
World Energy Fund	0.60%	0.90%

*	Effective December 26, 2018, the Adviser has contractually agreed to waive fees or reimburse expenses so that expenses do not exceed the percentage of average daily net assets, plus class-specific fees, through December 31, 2019.

**	Prior to December 26, 2018, the Adviser had contractually agreed to waive fees or reimburse expenses so that expenses do not exceed 0.76%, 0.56%, and 0.81%, respectively, of average daily net assets, plus class-specific fees, applicable to Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, and Mid Cap Core Equity Fund, respectively.

The Adviser serves as the Funds’ administrator. Under the terms of the Administration Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Administration Fee (as a percentage of net assets)
U.S. Treasury Fund	0.05%
Government Securities Money Market Fund	0.05%
Limited Duration Fund	0.08%
Moderate Duration Fund	0.08%
Bond Fund	0.08%
Strategic Enhanced Yield Fund	0.08%
Ultra Short Tax-Free Income Fund	0.08%
Active Core Fund	0.08%
Mid Cap Core Equity Fund	0.08%
Opportunistic Fund	0.08%
World Energy Fund	0.08%

Under a Sub-Administration Agreement, the Administrator pays Citi Fund Services Ohio, Inc. (“Citi”) to perform certain administrative duties for the Trust. Fees paid to Citi by the Administrator for sub-administration services are paid out of its administration fees and are not an additional charge to the Funds. For the year ending August 31, 2019, Citi was paid $734,834 by the Administrator. Citi serves the Trust as fund accountant and makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Citi receives additional fees for its services as fund accountant and CCO which are paid by the Funds.

BOKF serves the Trust as custodian for which it is paid a fee of up to 0.01% of each Fund’s average daily net assets. As custodian, BOKF is also entitled to any out-of-pocket expenses incurred.

FIS Investor Services, LLC (“FIS”) serves as transfer agent to the Trust and receives a fee for its services as transfer agent.

Certain officers of the Trust are affiliated with Citi, the Adviser, the distributor (see below) and/or BOKF. These persons are paid no fees directly by the Trust for serving as officers of the Trust.

Cavanal Hill Distributors, Inc. (“CHD”), an affiliate of the Adviser, provides distribution services to the Funds pursuant to a Distribution Agreement between the Trust and CHD. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse CHD a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Administrative, Investor, Service and A Shares, 0.50% of the Premier Shares, and 1.00% of the C Shares, and may be used by CHD to pay banks, including BOKF, broker dealers and other institutions. For the year ending August 31, 2019, BOKF received $3,373,055 under the agreement. CHD contractually agreed to waive 0.15% of such fee paid by the Service Shares and 0.45% of such fee paid by the Premier Shares of the Money Market Funds and 0.13% of such fee paid by the Administrative Shares of the Government Securities Money Market Fund through December 31, 2019.

Notes to Financial Statements

August 31, 2019

The Funds have entered into shareholder servicing agreements with BOKF, a broker-dealer affiliate and various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, the service organizations received a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% for the Administrative, Institutional, Investor, Select, Service, Premier Shares and C Shares and up to 0.10% for the A Shares of the average daily net assets of the Funds’ shares held by the service organizations’ customers. For the year ending August 31, 2019, BOKF received net shareholder servicing fees of $4,254,935. For shareholder purchases made through BOKF, BOKF has contractually agreed to waive 0.25%, 0.15%, 0.17% and 0.25% of such fees paid by the Select, Service, Institutional and Premier Shares, respectively, of the Money Market Funds and 0.25%, 0.25%, 0.10% and 0.25% of such fees paid by the Institutional, Investor, A, and C Shares, respectively, of the Variable Net Asset Value Funds through December 31, 2019. The affiliate waivers result in reduction of the Shareholder Servicing Fee paid by all affiliated purchasers of a class.

From time to time, the Funds’ service providers may provide fee reductions and waivers in order to assist one or more of the Funds in maintaining more competitive expense ratios. Such reductions may be contractual, as disclosed in the Funds’ statutory prospectus, or voluntary and, as such, may occur on an ad hoc basis. No such reductions are subject to recoupment in subsequent fiscal periods, and voluntary reductions and waivers may be terminated at any time. Amounts reduced or waived under these arrangements are identified on the accompanying Statement of Operations.

Affiliated Transactions:

A summary of each Fund’s investment in an affiliated money market fund (Government Securities Money Market Fund, Select Shares) for the period ending August 31, 2019 is noted below:

Fund	Fair Value 8/31/18	Purchases	Sales	Net Change in Unrealized Appreciation/ (Depreciation)	Fair Value 8/31/19	Shares as of 8/31/19	Dividend Income	Net Realized Gains/ (Losses)
Limited Duration Fund	$3,395,393	$53,215,324	$(51,566,482)	$—	$5,044,235	5,044,235	$136,930	$—
Moderate Duration Fund	1,114,485	11,807,293	(11,866,482)	—	1,055,296	1,055,296	26,333	—
Bond Fund	2,725,193	41,070,074	(42,389,568)	—	1,405,699	1,405,699	68,788	—
Strategic Enhanced Yield Fund	129,758	7,560,794	(6,924,516)	—	766,036	766,036	8,483	—
Ultra Short Tax-Free Income Fund	84,184	15,244,541	(15,205,539)	—	123,186	123,186	7,422	—
Active Core Fund	771,330	15,313,487	(13,835,028)	—	2,249,789	2,249,789	26,418	—
Mid Cap Core Equity Fund	63,541	1,177,873	(1,190,266)	—	51,148	51,148	1,348	—
Opportunistic Fund	1,856,545	45,828,288	(42,355,293)	—	5,329,540	5,329,540	88,949	—
World Energy Fund	904,508	24,561,525	(24,934,528)	—	531,505	531,505	19,835	—
	$11,044,937	$215,779,199	$(210,267,702)	$—	$16,556,434	16,556,434	$384,506	$—

A summary of the Opportunistic Fund’s investment in an affiliated fund (U.S. Treasury Fund, Institutional Shares) for the year ending August 31, 2019 is noted below:

Fund	Fair Value 8/31/18	Purchases	Sales	Net Change in Unrealized Appreciation/ (Depreciation)	Fair Value 8/31/19	Shares as of 8/31/19	Dividend Income	Net Realized Gains/ (Losses)
Opportunistic Fund	$—	$5,329,000	$—	$—	$5,329,000	5,329,000	$63,383	$—
	$—	$5,329,000	$—	$—	$5,329,000	5,329,000	$63,383	$—

A summary of the Active Core Fund’s investment in an affiliated fund (World Energy Fund, Institutional Shares) for the period ending August 31, 2019 is noted below:

Fund	Fair Value 8/31/18	Purchases	Sales	Net Change in Unrealized Appreciation/ (Depreciation)	Fair Value 8/31/19	Shares as of 8/31/19	Dividend Income	Net Realized Gains/ (Losses)
Active Core Fund	$698,215	$—	$—	$(204,919)	$493,296	73,409	$9,663	$—
	$698,215	$—	$—	$(204,919)	$493,296	73,409	$9,663	$—

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities and long-term U.S. government securities) for the year ending August 31, 2019 were as follows:

Fund	Purchases	Sales
Limited Duration Fund	$31,190,264	$19,006,754
Moderate Duration Fund	3,129,555	3,796,674
Bond Fund	19,275,639	10,191,366
Strategic Enhanced Yield Fund	4,000,186	684,097
Ultra Short Tax-Free Income Fund	20,601,987	12,730,000
Active Core Fund	15,779,151	21,433,279
Mid Cap Core Equity Fund	1,474,303	2,336,595
Opportunistic Fund	61,930,984	76,146,481
World Energy Fund	55,366,722	77,450,477

Notes to Financial Statements

August 31, 2019

Purchases and sales of long-term U.S. government securities for the year ending August 31, 2019 were as follows:

Fund	Purchases	Sales
Limited Duration Fund	$25,237,878	$11,348,847
Moderate Duration Fund	2,986,547	5,526,926
Bond Fund	12,109,724	27,001,764
Strategic Enhanced Yield Fund	4,670,879	1,891,161
Active Core Fund	3,193,603	5,532,942
Opportunistic Fund	2,158,284	957,913

5.	Credit Risk and Other Risk Considerations:

The Ultra Short Tax-Free Income Fund invests primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry, sector or locale.

The Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund and Active Core Fund are each invested in mortgage-related, fixedincome instruments. Mortgage-backed securities are subject to prepayment risk and credit risk of mortgagors and may be sensitive to changes in prevailing interest rates. When interest rates rise, the value of fixed-income securities generally declines.

Mid Cap Core Equity Fund invests primarily in a diversified portfolio of common stocks of Mid Cap U.S. companies which are subject to foreign investment risk; as with stock, fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.

The World Energy Fund’s concentration in securities in energy-related industries may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. Energy-related securities can be significantly affected by events relating to political developments, energy conservation, commodity prices, and tax and government regulations.

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last three tax year ends and any interim tax period since then, as applicable). Management has determined that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

The Funds may be subject to foreign taxes on dividends and realized capital gains. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

At August 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/ (depreciation) were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Limited Duration	$120,047,546	$1,876,125	$(1,955,206)	$(79,081)
Moderate Duration Fund	27,646,431	707,366	(288,273)	419,093
Bond Fund	99,809,872	4,348,058	(587,221)	3,760,837
Strategic Enhanced Yield Fund	8,203,979	299,037	(4,007)	295,030
Ultra Short Tax-Free Income Fund	21,548,164	14,591	(247)	14,344
Active Core Fund	38,946,948	9,966,394	(1,023,287)	8,943,107
Mid Cap Core Equity Fund	1,152,119	222,545	(91,652)	130,893
Opportunistic Fund	39,667,378	2,518,175	(1,464,367)	1,053,808
World Energy Fund	21,474,450	1,416,551	(2,560,700)	(1,144,149)

Notes to Financial Statements

August 31, 2019

The tax characteristics of distributions paid to shareholders during the fiscal years ending August 31, 2019 and 2018 were as follows:

	Distributions Paid From:
2019	Net Investment Income	Net Long- Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$20,975,068	$—	$20,975,068	$—	$20,975,068
Government Securities Money Market Fund	33,698,534	—	33,698,534	—	33,698,534
Limited Duration Fund	2,662,026	—	2,662,026	—	2,662,026
Moderate Duration Fund	687,948	—	687,948	—	687,948
Bond Fund	2,628,976	—	2,628,976	—	2,628,976
Strategic Enhanced Yield Fund	133,968	—	133,968	—	133,968
Ultra Short Tax-Free Income Fund	18,068	—	18,068	157,976	176,044
Active Core Fund	817,820	2,669,352	3,487,172	—	3,487,172
Mid Cap Core Equity Fund	9,453	52,843	62,296	—	62,296
Opportunistic Fund	1,740,711	1,929,164	3,669,875	—	3,669,875
World Energy Fund	586,403	—	586,403	—	586,403

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

	Distributions Paid From:
2018	Net Investment Income	Net Long- Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$9,776,979	$—	$9,776,979	$—	$9,776,979
Government Securities Money Market Fund	15,905,245	—	15,905,245	—	15,905,245
Limited Duration Fund	2,278,075	—	2,278,075	—	2,278,075
Moderate Duration Fund	645,477	—	645,477	—	645,477
Bond Fund	2,687,602	—	2,687,602	—	2,687,602
Strategic Enhanced Yield Fund	18,194	—	18,194	—	18,194
Ultra Short Tax-Free Income Fund	2,491	—	2,491	41,044	43,535
Active Core Fund	852,946	2,343,729	3,196,675	—	3,196,675
Mid Cap Core Equity Fund	16,803	345	17,148	—	17,148
Opportunistic Fund	1,850,264	678,128	2,528,392	—	2,528,392
World Energy Fund	332,285	—	332,285	—	332,285

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of August 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Deficit)
U.S. Treasury Fund	$1,455,024	$—	$1,455,024	$(1,452,111)	$(284)	$—	$2,629
Government Securities Money Market Fund	2,873,997	—	2,873,997	(2,866,423)	(6)	—	7,568
Limited Duration Fund	308,093	—	308,093	(257,466)	(6,398,118)	(79,081)	(6,426,572)
Moderate Duration Fund	74,284	—	74,284	(56,133)	(5,520,662)	419,093	(5,083,418)
Bond Fund	237,785	—	237,785	(213,099)	(4,442,162)	3,760,837	(656,639)
Strategic Enhanced Yield Fund	147,178	12,482	159,660	(18,188)	—	295,030	436,502
Ultra Short Tax-Free Income Fund	25,408	—	25,408	(21,710)	(115)	14,344	17,927
Active Core Fund	162,628	1,501,276	1,663,904	—	—	8,943,107	10,607,011
Mid Cap Core Equity Fund	892	49,725	50,617	—	—	130,893	181,510
Opportunistic Fund	78,186	—	78,186	—	(3,716,989)	1,053,808	(2,584,995)
World Energy Fund	124,692	—	124,692	—	(21,339,884)	(1,144,149)	(22,359,341)

*	See below for post-October losses and capital loss carryforwards.

**	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

Notes to Financial Statements

August 31, 2019

At August 31, 2019, the following Funds had capital loss carryforwards as summarized in the tables below.

Capital loss carryforwards not subject to expiration:

Fund	Short-Term Amount	Long-Term Amount	Total
U.S. Treasury Fund	$284	$—	$284
Government Securities Money Market Fund	6	—	6
Limited Duration Fund	—	6,398,118	6,398,118
Moderate Duration Fund	1,002,314	4,518,348	5,520,662
Bond Fund	1,028,046	3,414,116	4,442,162
Ultra Short Tax-Free Income Fund	115	—	115
Opportunistic Fund	3,716,989	—	3,716,989
World Energy Fund	21,319,748	20,136	21,339,884

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

During the year ended August 31, 2019, the following Funds had utilized capital loss carryforwards to offset capital gains:

Fund	Amount
U.S. Treasury Fund	$10,772
Limited Duration Fund	138,410
Bond Fund	39,307
Strategic Enhanced Yield Fund	858

7.	Recent Accounting Pronouncements:

In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 changed the amortization period for purchased non-contingently callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continues to accrete to maturity. The Funds will adopt ASU 2017-08 on a modified retrospective basis as of September 1, 2019. The adoption of ASU 2017-08 will not materially impact the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Funds have early adopted ASU 2018-13 with the financial statements prepared as of August 31, 2019.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. The Funds’ adoption of these amendments, effective with the financial statements prepared as of August 31, 2019, had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the August 31, 2018 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item. Prior to adoption of these amendments, the distributions to shareholders in the August 31, 2018 Statements of Changes in Net Assets appeared as follows:

Notes to Financial Statements

August 31, 2019

	U.S. Treasury Fund	Government Securities Money Market	Limited Duration Fund	Moderate Duration Fund	Bond Fund	Strategic Enhanced Yield Fund	Ultra Short Tax-Free Income Fund	Active Core Fund	Mid Cap Core Equity Fund	Opportunistic Fund	World Energy Fund
	Year Ended August 31, 2018					For the period December 26, 2017(a) through August 31, 2018		Year Ended August 31, 2018
Distributions to Shareholders:
From net investment income:
Administrative Shares	$(7,909,238)	$(5,306,769)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Service Shares	(345,379)	—	—	—	—	—	—	—	—	—	—
Select Shares	(582,939)	(9,173,616)	—	—	—	—	—	—	—	—	—
Premier Shares	—	(1,230,984)	—	—	—	—	—	—	—	—	—
Investor Shares	—	—	(258,800)	(126,262)	(149,365)	(43)	(248)	(73,639)	(3,292)	(6,346)	(33,476)
Institutional Shares	(1,792,864)	(1,571,051)	(2,049,971)	(514,419)	(2,549,345)	(14,512)	(54,230)	(755,671)	(11,969)	(198,767)	(253,387)
A Shares	—	—	(20,810)	(11,637)	(2,744)	(7,030)	—	(20,522)	(1,346)	(5,649)	(38,506)
C Shares	—	—	—	—	—	—	—	(416)	—	—	(6,916)
	(10,630,420)	(17,282,420)	(2,329,581)	(652,318)	(2,701,454)	(21,585)	(54,478)	(850,248)	(16,607)	(210,762)	(332,285)
From net realized gains:
Investor Shares	—	—	—	—	—	—	—	(238,064)	(191)	(146,597)	—
Institutional Shares	—	—	—	—	—	—	—	(2,036,724)	(288)	(2,040,445)	—
A Shares	—	—	—	—	—	—	—	(68,463)	(62)	(99,993)	—
C Shares	—	—	—	—	—	—	—	(3,176)	—	(30,595)	—
	—	—	—	—	—	—	—	(2,346,427)	(541)	(2,317,630)	—
Change in net assets from shareholder distributions:	$(10,630,420)	$(17,282,420)	$(2,329,581)	$(652,318)	$(2,701,454)	$(21,585)	$(54,478)	$(3,196,675)	$(17,148)	$(2,528,392)	$(332,285)
Accumulated net investment income	$1,134	$285	$49,411	$14,637	$14,644	$345	$3,781	$161,506	$2,573	$170,754	$80,499

(a)	Commencement of operations.

8.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Based on this evaluation, no additional disclosures and/or adjustments were required as of August 31, 2019.

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Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:		Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2019	$1.000	$0.020	$0.020	$(0.020)	$—	$(0.020)
Year Ended August 31, 2018	1.000	0.009	0.009	(0.009)	—	(0.009)
Year Ended August 31, 2017	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Service Shares
Year Ended August 31, 2019	1.000	0.020	0.020	(0.020)	—	(0.020)
Year Ended August 31, 2018	1.000	0.011	0.011	(0.011)	—	(0.011)
Year Ended August 31, 2017	1.000	0.003	0.003	(0.003)	—	(0.003)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Institutional Shares
Year Ended August 31, 2019	1.000	0.020	0.020	(0.020)	—	(0.020)
Year Ended August 31, 2018	1.000	0.012	0.012	(0.012)	—	(0.012)
Year Ended August 31, 2017	1.000	0.004	0.004	(0.004)	—	(0.004)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Select Shares
Year Ended August 31, 2019	1.000	0.020	0.020	(0.020)	—	(0.020)
December 26, 2017(d) through August 31, 2018	1.000	0.010	0.010	(0.010)	—	(0.010)

Government Securities Money Market Fund
Administrative Shares
Year Ended August 31, 2019	1.000	0.020	0.020	(0.020)	—	(0.020)
Year Ended August 31, 2018	1.000	0.009	0.009	(0.009)	—	(0.009)
Year Ended August 31, 2017	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Institutional Shares
Year Ended August 31, 2019	1.000	0.020	0.020	(0.020)	—	(0.020)
Year Ended August 31, 2018	1.000	0.012	0.012	(0.012)	—	(0.012)
Year Ended August 31, 2017	1.000	0.004	0.004	(0.004)	—	(0.004)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Select Shares
Year Ended August 31, 2019	1.000	0.020	0.020	(0.020)	—	(0.020)
Year Ended August 31, 2018	1.000	0.013	0.013	(0.013)	—	(0.013)
September 15, 2016(d) through August 31, 2017	1.000	0.005	0.005	(0.005)	—	(0.005)
Premier Shares
Year Ended August 31, 2019	1.000	0.020	0.020	(0.020)	—	(0.020)
Year Ended August 31, 2018	1.000	0.012	0.012	(0.012)	—	(0.012)
Year Ended August 31, 2017	1.000	0.004	0.004	(0.004)	—	(0.004)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)

$1.000	1.63%	$864,882	0.69%	1.62%	0.69%
1.000	0.79%	957,502	0.67%	0.77%	0.67%
1.000	0.08%	1,057,228	0.53%	0.08%	0.73%
1.000	0.01%	1,310,795	0.22%	0.01%	0.79%
1.000	—%	1,299,328	0.07%	—%	0.86%

1.000	1.93%	79,927	0.39%	1.93%	0.69%
1.000	1.09%	33,720	0.37%	1.11%	0.67%
1.000	0.25%	30,662	0.37%	0.22%	0.73%
1.000	0.01%	44,780	0.23%	—%	0.79%
1.000	—%	42,966	0.07%	—%	0.86%

1.000	2.05%	94,055	0.27%	2.04%	0.44%
1.000	1.21%	97,238	0.25%	1.13%	0.42%
1.000	0.35%	209,469	0.27%	0.35%	0.48%
1.000	0.03%	219,856	0.21%	0.02%	0.54%
1.000	—%	110,133	0.07%	—%	0.61%

1.000	2.14%	58,826	0.19%	2.13%	0.44%
1.000	0.99%	51,839	0.17%	1.46%	0.42%

1.000	1.77%	489,932	0.56%	1.77%	0.69%
1.000	0.91%	538,798	0.57%	0.88%	0.70%
1.000	0.14%	686,821	0.49%	0.13%	0.72%
1.000	0.01%	945,475	0.27%	0.01%	0.80%
1.000	0.01%	942,950	0.10%	0.01%	0.86%

1.000	2.06%	94,595	0.27%	2.05%	0.44%
1.000	1.20%	102,020	0.28%	1.13%	0.45%
1.000	0.38%	181,637	0.27%	0.32%	0.47%
1.000	0.05%	756,948	0.24%	0.04%	0.55%
1.000	0.01%	583,051	0.10%	0.01%	0.61%

1.000	2.14%	988,003	0.19%	2.13%	0.44%
1.000	1.28%	800,991	0.20%	1.30%	0.45%
1.000	0.45%	640,260	0.19%	0.48%	0.47%

1.000	2.09%	233,659	0.24%	2.08%	0.94%
1.000	1.23%	105,598	0.25%	1.26%	0.95%
1.000	0.41%	72,292	0.24%	0.43%	0.97%
1.000	0.07%	15,874	0.22%	0.06%	1.05%
1.000	0.01%	3,365	0.10%	0.01%	1.11%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions

Limited Duration Fund
Investor Shares
Year Ended August 31, 2019	$9.41	$0.21	$0.21	$0.42	$(0.21)	$—	$(0.21)
Year Ended August 31, 2018	9.61	0.16	(0.15)	0.01	(0.21)	—	(0.21)
Year Ended August 31, 2017	9.60	0.08	0.05	0.13	(0.12)	—	(0.12)
Year Ended August 31, 2016	9.60	0.08	0.03	0.11	(0.11)	—	(0.11)
Year Ended August 31, 2015	9.62	0.08	(0.01)	0.07	(0.09)	—	(0.09)
Institutional Shares
Year Ended August 31, 2019	9.40	0.23	0.23	0.46	(0.24)	—	(0.24)
Year Ended August 31, 2018	9.60	0.19	(0.16)	0.03	(0.23)	—	(0.23)
Year Ended August 31, 2017	9.59	0.11	0.05	0.16	(0.15)	—	(0.15)
Year Ended August 31, 2016	9.59	0.11	0.03	0.14	(0.14)	—	(0.14)
Year Ended August 31, 2015	9.61	0.10	(0.01)	0.09	(0.11)	—	(0.11)
A Shares
Year Ended August 31, 2019	9.41	0.21	0.21	0.42	(0.21)	—	(0.21)
Year Ended August 31, 2018	9.61	0.16	(0.15)	0.01	(0.21)	—	(0.21)
Year Ended August 31, 2017	9.60	0.09	0.05	0.14	(0.13)	—	(0.13)
Year Ended August 31, 2016	9.60	0.08	0.04	0.12	(0.12)	—	(0.12)
Year Ended August 31, 2015	9.62	0.08	(0.01)	0.07	(0.09)	—	(0.09)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Amounts designated as “—” are 0 or have been rounded to 0.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$9.62	4.56%	$4,126	0.74%	2.19%	0.98%	34%
9.41	0.07%	8,642	0.80%	1.63%	0.99%	70%
9.61	1.37%	15,691	0.74%	0.89%	1.08%	69%
9.60	1.19%	36,878	0.69%	0.87%	1.29%	80%
9.60	0.71%	44,030	0.67%	0.82%	1.42%	39%

9.62	4.94%	114,269	0.48%	2.45%	0.73%	34%
9.40	0.37%	87,618	0.49%	1.99%	0.74%	70%
9.60	1.68%	82,109	0.43%	1.22%	0.83%	69%
9.59	1.48%	89,098	0.39%	1.16%	1.04%	80%
9.59	0.97%	105,478	0.42%	1.06%	1.17%	39%

9.62	4.57%	585	0.72%	2.20%	0.83%	34%
9.41	0.13%	588	0.74%	1.65%	0.84%	70%
9.61	1.43%	1,238	0.68%	0.97%	0.93%	69%
9.60	1.23%	1,635	0.64%	0.96%	1.14%	80%
9.60	0.72%	7,996	0.67%	0.81%	1.27%	39%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions

Moderate Duration Fund
Investor Shares
Year Ended August 31, 2019	$10.31	$0.24	$0.32	$0.56	$(0.23)	$—	$(0.23)
Year Ended August 31, 2018	10.48	0.16	(0.17)	(0.01)	(0.16)	—	(0.16)
Year Ended August 31, 2017	10.60	0.09	(0.02)	0.07	(0.19)	—	(0.19)
Year Ended August 31, 2016	10.53	0.14	0.08	0.22	(0.15)	—	(0.15)
Year Ended August 31, 2015	10.54	0.12	(0.01)	0.11	(0.12)	—	(0.12)
Institutional Shares
Year Ended August 31, 2019	10.31	0.26	0.34	0.60	(0.26)	—	(0.26)
Year Ended August 31, 2018	10.48	0.19	(0.17)	0.02	(0.19)	—	(0.19)
Year Ended August 31, 2017	10.60	0.12	(0.02)	0.10	(0.22)	—	(0.22)
Year Ended August 31, 2016	10.53	0.17	0.08	0.25	(0.18)	—	(0.18)
Year Ended August 31, 2015	10.55	0.15	(0.02)	0.13	(0.15)	—	(0.15)
A Shares
Year Ended August 31, 2019	10.31	0.24	0.33	0.57	(0.23)	—	(0.23)
Year Ended August 31, 2018	10.48	0.16	(0.16)	—	(0.17)	—	(0.17)
Year Ended August 31, 2017	10.58	0.10	(0.01)	0.09	(0.19)	—	(0.19)
Year Ended August 31, 2016	10.52	0.15	0.06	0.21	(0.15)	—	(0.15)
Year Ended August 31, 2015	10.54	0.12	(0.02)	0.10	(0.12)	—	(0.12)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	The net expense ratio shown for the period reflects the current expense limitation which became effective on December 26, 2018.
(f)	During the year ended August 30, 2015, the Investor Class received monies related to a correction of an error. The corresponding impact to the total return, net expenses to average net assets ratio and net investment income to average net assets ratio was 0.09%, (0.07)% and 0.07%, respectively, for Moderate Duration Fund.

Amounts designated as “—” are 0 or have been rounded to 0.

				Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$10.64	5.54%		$4,271	0.83	%(e)	2.26%		1.26%	25%
10.31	(0.07)%		5,102	1.14%		1.49%		1.35%	28%
10.48	0.69%		10,375	0.89%		0.93%		1.24%	87%
10.60	2.09%		14,176	0.79%		1.24%		1.34%	129%
10.53	1.04	%(f)	17,009	0.78	%(f)	1.18	%(f)	1.55%	57%

10.65	5.90%		23,463	0.58	%(e)	2.51%		1.01%	25%
10.31	0.22%		24,883	0.85%		1.78%		1.10%	28%
10.48	0.99%		34,078	0.60%		1.22%		0.99%	87%
10.60	2.39%		52,057	0.49%		1.52%		1.09%	129%
10.53	1.24%		28,295	0.60%		1.37%		1.30%	57%

10.65	5.63%		381	0.85	%(e)	2.24%		1.11%	25%
10.31	(0.03)%		634	1.10%		1.53%		1.20%	28%
10.48	0.92%		983	0.85%		0.93%		1.09%	87%
10.58	2.03%		2,123	0.74%		1.30%		1.19%	129%
10.52	0.99%		17,489	0.85%		1.15%		1.40%	57%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions

Bond Fund
Investor Shares
Year Ended August 31, 2019	$9.22	$0.21	$0.60	$0.81	$(0.21)	$ —	$(0.21)
Year Ended August 31, 2018	9.55	0.18	(0.31)	(0.13)	(0.20)	—	(0.20)
Year Ended August 31, 2017	9.77	0.09	(0.15)	(0.06)	(0.14)	(0.02)	(0.16)
Year Ended August 31, 2016	9.56	0.15	0.24	0.39	(0.18)	—	(0.18)
Year Ended August 31, 2015	9.57	0.15	—	0.15	(0.16)	—	(0.16)
Institutional Shares
Year Ended August 31, 2019	9.20	0.23	0.61	0.84	(0.24)	—	(0.24)
Year Ended August 31, 2018	9.52	0.20	(0.29)	(0.09)	(0.23)	—	(0.23)
Year Ended August 31, 2017	9.75	0.12	(0.16)	(0.04)	(0.17)	(0.02)	(0.19)
Year Ended August 31, 2016	9.54	0.18	0.23	0.41	(0.20)	—	(0.20)
Year Ended August 31, 2015	9.57	0.18	(0.02)	0.16	(0.19)	—	(0.19)
A Shares
Year Ended August 31, 2019	9.21	0.21	0.62	0.83	(0.22)	—	(0.22)
Year Ended August 31, 2018	9.54	0.18	(0.31)	(0.13)	(0.20)	—	(0.20)
Year Ended August 31, 2017	9.75	0.09	(0.13)	(0.04)	(0.15)	(0.02)	(0.17)
Year Ended August 31, 2016	9.55	0.15	0.23	0.38	(0.18)	—	(0.18)
Year Ended August 31, 2015	9.58	0.16	(0.02)	0.14	(0.17)	—	(0.17)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	During the year ended August 31, 2015, the Investor Class received monies related to a correction of an error. The corresponding impact to the total return, net expenses to average net assets ratio and net investment income to average net assets ratio was 0.10%, (0.16)% and 0.16%, respectively, for Bond Fund.

Amounts designated as “—” are 0 or have been rounded to 0.

				Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$9.82	8.96%		$1,862	0.77%		2.24%		0.99%	33%
9.22	(1.33)%		5,641	0.76%		1.91%		0.99%	29%
9.55	(0.57)%		7,305	0.71%		1.01%		1.06%	79%
9.77	4.11%		11,279	0.68%		1.52%		1.26%	107%
9.56	1.61	%(e)	8,167	0.54	%(e)	1.82	%(e)	1.43%	83%

9.80	9.28%		101,925	0.49%		2.51%		0.74%	33%
9.20	(0.97)%		96,022	0.49%		2.17%		0.74%	29%
9.52	(0.41)%		119,604	0.44%		1.28%		0.81%	79%
9.75	4.39%		155,660	0.41%		1.79%		1.01%	107%
9.54	1.68%		99,270	0.48%		1.90%		1.18%	83%

9.82	9.11%		136	0.74%		2.27%		0.84%	33%
9.21	(1.32)%		126	0.74%		1.92%		0.84%	29%
9.54	(0.45)%		176	0.69%		1.03%		0.91%	79%
9.75	4.02%		277	0.66%		1.62%		1.11%	107%
9.55	1.42%		1,058	0.73%		1.68%		1.28%	83%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Strategic Enhanced Yield Fund
Investor Shares
Year Ended August 31, 2019	$10.10	$0.29	(f)	$0.60	$0.89	$(0.29)	$—	$(0.29)
December 26, 2017(e) through August 31, 2018	10.00	0.21	(f)	(0.01)	0.20	(0.10)	—	(0.10)
Institutional Shares
Year Ended August 31, 2019	9.97	0.31	(f)	0.59	0.90	(0.31)	—	(0.31)
December 26, 2017(e) through August 31, 2018	10.00	0.21	(f)	(0.02)	0.19	(0.22)	—	(0.22)
A Shares
Year Ended August 31, 2019	9.96	0.28	(f)	0.60	0.88	(0.28)	—	(0.28)
December 26, 2017(e) through August 31, 2018	10.00	0.19	(f)	(0.03)	0.16	(0.20)	—	(0.20)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	Commencement of operations.

(f)	Calculated using average shares

Amounts designated as “—” are 0 or have been rounded to 0.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$10.70	8.96%	$1,546	1.01%	2.79%	3.16%	59%

10.10	2.05%	4	1.01%	3.01%	13.65%	20%

10.56	9.21%	6,370	0.76%	3.02%	3.23%	59%

9.97	1.87%	984	0.76%	3.11%	13.40%	20%

10.56	9.05%	468	1.01%	2.82%	4.02%	59%

9.96	1.60%	390	1.01%	2.87%	13.50%	20%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions

Ultra Short Tax-Free Income Fund
Investor Shares
Year Ended August 31, 2019	$9.98	$0.11	$0.02	$0.13	$(0.11)	$—	$(0.11)
December 26, 2017(f) through August 31, 2018	10.00	0.03	(0.02)	0.01	(0.03)	—	(0.03)
Institutional Shares
Year Ended August 31, 2019	10.00	0.14	0.01	0.15	(0.14)	—	(0.14)
December 26, 2017(f) through August 31, 2018	10.00	0.07	—	0.07	(0.07)	—	(0.07)
A Shares
Year Ended August 31, 2019	10.01	0.03	0.01	0.04	(0.04)	—	(0.04)
December 26, 2017(f) through August 31, 2018	10.00	—	0.01	0.01	—	—	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	The net expense ratio shown for the period reflects the current expense limitation in effect as of December 26, 2018 and the higher limit in effect prior to that date.
(f)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$10.00	1.35%	$175	0.66	%(e)	1.12%	1.59%	135%

9.98	0.14%	71	0.81%		0.71%	2.36%	155%

10.01	1.50%	20,529	0.41	%(e)	1.38%	1.34%	135%

10.00	0.65%	11,595	0.56%		0.96%	2.11%	155%

10.01	0.36%	21	0.66	%(e)	1.07%	1.44%	135%

10.01	0.10%	—	0.81%		0.71%	2.21%	155%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions

Active Core Fund
Investor Shares
Year Ended August 31, 2019	$14.04	$0.19	$0.21	$0.40	$(0.19)	$(0.76)	$(0.95)
Year Ended August 31, 2018	13.72	0.18	0.95	1.13	(0.19)	(0.62)	(0.81)
Year Ended August 31, 2017	13.35	0.17	0.76	0.93	(0.17)	(0.39)	(0.56)
Year Ended August 31, 2016	13.38	0.23	0.58	0.81	(0.22)	(0.62)	(0.84)
Year Ended August 31, 2015	14.29	0.20	(0.10)	0.10	(0.19)	(0.82)	(1.01)
Institutional Shares
Year Ended August 31, 2019	14.08	0.23	0.22	0.45	(0.23)	(0.76)	(0.99)
Year Ended August 31, 2018	13.76	0.22	0.94	1.16	(0.22)	(0.62)	(0.84)
Year Ended August 31, 2017	13.39	0.20	0.77	0.97	(0.21)	(0.39)	(0.60)
Year Ended August 31, 2016	13.39	0.23	0.61	0.84	(0.22)	(0.62)	(0.84)
Year Ended August 31, 2015	14.33	0.23	(0.12)	0.11	(0.23)	(0.82)	(1.05)
A Shares
Year Ended August 31, 2019	13.98	0.16	0.23	0.39	(0.16)	(0.76)	(0.92)
Year Ended August 31, 2018	13.67	0.18	0.94	1.12	(0.19)	(0.62)	(0.81)
Year Ended August 31, 2017	13.31	0.17	0.76	0.93	(0.18)	(0.39)	(0.57)
Year Ended August 31, 2016	13.32	0.20	0.60	0.80	(0.19)	(0.62)	(0.81)
Year Ended August 31, 2015	14.27	0.20	(0.13)	0.07	(0.20)	(0.82)	(1.02)
C Shares
Year Ended August 31, 2019	13.98	0.09	0.21	0.30	(0.09)	(0.76)	(0.85)
Year Ended August 31, 2018	13.65	0.07	0.96	1.03	(0.08)	(0.62)	(0.70)
Year Ended August 31, 2017	13.31	0.08	0.74	0.82	(0.09)	(0.39)	(0.48)
Year Ended August 31, 2016	13.31	0.10	0.61	0.71	(0.09)	(0.62)	(0.71)
December 31, 2014(f) through August 31, 2015	13.59	0.10	(0.34)	(0.24)	(0.04)	—	(0.04)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	During the year ended August 31, 2015, the Investor Class received monies related to a correction of an error. The corresponding impact to the total return, net expenses to average net assets ratio and net investment income to average net assets ratio was 0.14%, (0.18)% and 0.18%, respectively, for Active Core Fund.
(f)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

				Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$13.49	3.67%		$4,632	1.10%		1.44%		1.36%	41%
14.04	8.46%		5,340	1.07%		1.32%		1.32%	37%
13.72	7.24%		5,275	0.98%		1.28%		1.37%	55%
13.35	6.36%		7,921	0.88%		1.52%		1.52%	69%
13.38	0.59	%(e)	11,490	0.74	%(e)	1.57	%(e)	1.70%	60%

13.54	4.00%		42,574	0.85%		1.69%		1.11%	41%
14.08	8.70%		46,738	0.81%		1.57%		1.07%	37%
13.76	7.50%		46,101	0.73%		1.52%		1.12%	55%
13.39	6.62%		53,077	0.62%		1.79%		1.27%	69%
13.39	0.63%		52,775	0.71%		1.61%		1.45%	60%

13.45	3.59%		767	1.17%		1.38%		1.21%	41%
13.98	8.41%		1,496	1.17%		1.22%		1.17%	37%
13.67	7.20%		1,518	0.98%		1.28%		1.22%	55%
13.31	6.33%		1,391	0.87%		1.57%		1.37%	69%
13.32	0.32%		421	0.99%		1.34%		1.58%	60%

13.43	2.87%		54	1.85%		0.69%		2.11%	41%
13.98	7.70%		73	1.84%		0.54%		2.07%	37%
13.65	6.32%		75	1.73%		0.57%		2.12%	55%
13.31	5.61%		67	1.62%		0.78%		2.27%	69%

13.31	(1.80)%		55	1.86%		0.45%		2.60%	60%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Mid Cap Core Equity Fund
Investor Shares
Year Ended August 31, 2019	$11.90	$0.03	(f)	$(0.29)	$(0.26)	$(0.03)	$(0.37)	$(0.40)
Year Ended August 31, 2018	10.33	0.05	(f)	1.57	1.62	(0.05)	—	(0.05)
December 30, 2016(e) through August 31, 2017	10.00	0.07		0.32	0.39	(0.06)	—	(0.06)
Institutional Shares
Year Ended August 31, 2019	11.92	0.06	(f)	(0.29)	(0.23)	(0.07)	(0.37)	(0.44)
Year Ended August 31, 2018	10.36	0.08	(f)	1.57	1.65	(0.09)	—	(0.09)
December 30, 2016(e) through August 31, 2017	10.00	0.04		0.34	0.38	(0.02)	—	(0.02)
A Shares
Year Ended August 31, 2019	11.97	0.03	(f)	(0.28)	(0.25)	(0.04)	(0.37)	(0.41)
Year Ended August 31, 2018	10.39	0.05	(f)	1.58	1.63	(0.05)	—	(0.05)
December 30, 2016(e) through August 31, 2017	10.00	0.02		0.37	0.39	—	—	—
C Shares
Year Ended August 31, 2019	11.68	—	(f)	(0.25)	(0.25)	—	(0.37)	(0.37)
Year Ended August 31, 2018	10.28	—	(f)	1.40	1.40	—	—	—
December 30, 2016(e) through August 31, 2017	10.00	0.02		0.26	0.28	—	—	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Commencement of operations.
(f)	Calculated using average shares.

Amounts designated as “—” are 0 or have been rounded to 0.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$11.24	(1.59)%	$114	1.06%	0.27%	8.26%	106%
11.90	15.67%	624	1.06%	0.45%	5.32%	74%

10.33	3.84%	185	1.06%	0.72%	16.40%	45%

11.25	(1.32)%	809	0.81%	0.53%	9.22%	106%
11.92	15.97%	1,355	0.81%	0.73%	7.35%	74%

10.36	3.84%	1,610	0.81%	0.81%	9.65%	45%

11.31	(1.50)%	382	1.06%	0.28%	10.07%	106%
11.97	15.68%	364	1.06%	0.46%	6.24%	74%

10.39	3.90%	62	1.06%	0.45%	14.98%	45%

11.06	(1.51)%	—	1.81%	—%	2.06%	106%
11.68	13.62%	—	1.81%	—%	27.23%	74%

10.28	2.80%	253	1.81%	3.73%	25.73%	45%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Opportunistic Fund
Investor Shares
Year Ended August 31, 2019	$15.43	$0.13		$(1.65)	$(1.52)	$(0.15)	$(0.93)	$(1.08)
Year Ended August 31, 2018	14.90	0.04	(f)	1.28	1.32	(0.04)	(0.75)	(0.79)
Year Ended August 31, 2017	12.86	(0.02)		2.08	2.06	(0.02)	—	(0.02)
Year Ended August 31, 2016	13.66	0.03		(0.47)	(0.44)	(0.02)	(0.34)	(0.36)
Year Ended August 31, 2015	13.85	(0.02)		0.21	0.19	—	(0.38)	(0.38)
Institutional Shares
Year Ended August 31, 2019	15.61	0.17		(1.68)	(1.51)	(0.19)	(0.93)	(1.12)
Year Ended August 31, 2018	15.05	0.08	(f)	1.30	1.38	(0.07)	(0.75)	(0.82)
Year Ended August 31, 2017	12.99	0.03		2.08	2.11	(0.05)	—	(0.05)
Year Ended August 31, 2016	13.78	0.06		(0.47)	(0.41)	(0.04)	(0.34)	(0.38)
Year Ended August 31, 2015	13.95	(0.01)		0.23	0.22	(0.01)	(0.38)	(0.39)
A Shares
Year Ended August 31, 2019	15.48	0.13		(1.65)	(1.52)	(0.15)	(0.93)	(1.08)
Year Ended August 31, 2018	14.95	0.04	(f)	1.28	1.32	(0.04)	(0.75)	(0.79)
Year Ended August 31, 2017	12.90	(0.01)		2.07	2.06	(0.01)	—	(0.01)
Year Ended August 31, 2016	13.70	0.03		(0.47)	(0.44)	(0.02)	(0.34)	(0.36)
Year Ended August 31, 2015	13.89	(0.02)		0.21	0.19	—	(0.38)	(0.38)
C Shares
Year Ended August 31, 2019	15.07	0.02		(1.60)	(1.58)	(0.05)	(0.93)	(0.98)
Year Ended August 31, 2018	14.65	(0.08	)(f)	1.25	1.17	—	(0.75)	(0.75)
Year Ended August 31, 2017	12.73	(0.02)		1.94	1.92	—	—	—
Year Ended August 31, 2016	13.60	0.01		(0.54)	(0.53)	—	(0.34)	(0.34)
December 31, 2014(g) through August 31, 2015	13.60	(0.01)		0.01	—	—	—	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	The net expense ratio shown for the period reflects the current expense limitation which became effective on December 26, 2018.
(f)	Calculated using average shares.
(g)	Commencement of operations.

Amounts designated as “-” are 0 or have been rounded to 0.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$12.83	(9.28)%	$3,118	1.37	%(e)	0.97%	1.89%	183%
15.43	9.08%	2,097	1.64%		0.25%	1.85%	157%
14.90	15.99%	3,009	1.60%		(0.10)%	1.81%	227%
12.86	(3.33)%	2,451	1.45%		0.22%	1.66%	266%
13.66	1.35%	1,292	1.77%		(0.31)%	2.49%	249%

12.98	(9.10)%	34,492	1.13	%(e)	1.22%	1.64%	183%
15.61	9.45%	45,659	1.35%		0.55%	1.60%	157%
15.05	16.27%	38,266	1.31%		0.18%	1.56%	227%
12.99	(3.03)%	33,056	1.16%		0.45%	1.41%	266%
13.78	1.55%	23,034	1.52%		(0.03)%	2.31%	249%

12.88	(9.24)%	1,898	1.37	%(e)	0.98%	1.74%	183%
15.48	9.09%	2,032	1.63%		0.26%	1.70%	157%
14.95	15.96%	2,321	1.56%		(0.06)%	1.66%	227%
12.90	(3.29)%	2,275	1.41%		0.17%	1.51%	266%
13.70	1.34%	3,400	1.77%		(0.31)%	2.33%	249%

12.51	(9.95)%	343	2.15	%(e)	0.19%	2.64%	183%
15.07	8.22%	598	2.41%		(0.52)%	2.60%	157%
14.65	15.08%	573	2.34%		(0.84)%	2.56%	227%
12.73	(3.99)%	442	2.18%		(0.55)%	2.41%	266%

13.60	—%	186	2.52%		(0.85)%	3.42%	249%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Return of Capital
World Energy Fund
Investor Shares
Year Ended August 31, 2019	$9.49	$0.15		$(2.82)	$(2.67)	$(0.11)	$—	$—
Year Ended August 31, 2018	8.06	0.06	(f)	1.41	1.47	(0.04)	—	—
Year Ended August 31, 2017	8.63	0.08		(0.58)	(0.50)	(0.06)	—	(0.01)
Year Ended August 31, 2016	8.58	0.10		0.04	0.14	(0.09)	—	—
Year Ended August 31, 2015	11.61	0.07		(2.98)	(2.91)	(0.06)	(0.06)	—
Institutional Shares
Year Ended August 31, 2019	9.51	0.17		(2.83)	(2.66)	(0.13)	—	—
Year Ended August 31, 2018	8.07	0.09	(f)	1.42	1.51	(0.07)	—	—
Year Ended August 31, 2017	8.65	0.11		(0.59)	(0.48)	(0.08)	—	(0.02)
Year Ended August 31, 2016	8.59	0.12		0.05	0.17	(0.11)	—	—
Year Ended August 31, 2015	11.62	0.10		(2.98)	(2.88)	(0.08)	(0.07)	—
A Shares
Year Ended August 31, 2019	9.49	0.15		(2.83)	(2.68)	(0.11)	—	—
Year Ended August 31, 2018	8.06	0.07	(f)	1.41	1.48	(0.05)	—	—
Year Ended August 31, 2017	8.63	0.09		(0.59)	(0.50)	(0.06)	—	(0.01)
Year Ended August 31, 2016	8.59	0.10		0.03	0.13	(0.09)	—	—
Year Ended August 31, 2015	11.61	0.08		(2.98)	(2.90)	(0.06)	(0.06)	—
C Shares
Year Ended August 31, 2019	9.39	0.09		(2.79)	(2.70)	(0.05)	—	—
Year Ended August 31, 2018	8.00	—	(f)	1.40	1.40	(0.01)	—	—
Year Ended August 31, 2017	8.57	0.02		(0.58)	(0.56)	(0.01)	—	—
Year Ended August 31, 2016	8.53	0.05		0.03	0.08	(0.04)	—	—
Year Ended August 31, 2015	11.58	0.04		(3.00)	(2.96)	(0.03)	(0.06)	—

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	The net expense ratio shown for the period reflects the current expense limitation which became effective on December 26, 2018.

(f)	Calculated using average shares.

Amounts designated as “—” are 0 or have been rounded to 0.

				Ratios/Supplemental Data:(b)
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.11)	$6.71	(28.27)%	$3,079	1.25	%(e)	1.56%	1.68%	145%
(0.04)	9.49	18.27%	7,964	1.39%		0.66%	1.56%	130%
(0.07)	8.06	(5.87)%	9,316	1.33%		0.90%	1.53%	103%
(0.09)	8.63	1.66%	10,177	1.29%		1.22%	1.55%	150%
(0.12)	8.58	(25.17)%	6,419	1.28%		0.85%	1.71%	167%

(0.13)	6.72	(28.12)%	11,163	0.97	%(e)	1.88%	1.43%	145%
(0.07)	9.51	18.71%	37,696	1.12%		0.97%	1.31%	130%
(0.10)	8.07	(5.69)%	25,809	1.01%		1.24%	1.28%	103%
(0.11)	8.65	2.09%	26,214	0.96%		1.48%	1.30%	150%
(0.15)	8.59	(24.96)%	28,873	1.00%		1.15%	1.46%	167%

(0.11)	6.70	(28.35)%	2,485	1.21	%(e)	1.67%	1.53%	145%
(0.05)	9.49	18.37%	6,302	1.34%		0.72%	1.41%	130%
(0.07)	8.06	(5.84)%	6,836	1.26%		0.96%	1.38%	103%
(0.09)	8.63	1.59%	8,644	1.22%		1.26%	1.40%	150%
(0.12)	8.59	(25.07)%	11,901	1.26%		0.88%	1.56%	167%

(0.05)	6.64	(28.82)%	3,688	1.95	%(e)	0.97%	2.43%	145%
(0.01)	9.39	17.51%	6,115	2.11%		(0.05)%	2.31%	130%
(0.01)	8.00	(6.59)%	6,131	2.01%		0.23%	2.28%	103%
(0.04)	8.57	0.99%	7,726	1.97%		0.52%	2.30%	150%
(0.09)	8.53	(25.68)%	7,217	2.04%		0.09%	2.46%	167%

Report of Independent Registered Public Accounting Firm

August 31, 2019

To the Shareholders and Board of Trustees of
Cavanal Hill Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Funds listed in the Appendix (collectively the “Funds”) including the schedules of portfolio investments, as of August 31, 2019, the related statements of operations, the statements of changes in net assets, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Cavanal Hill Funds investment companies since 1990.

Columbus, Ohio

October 25, 2019

Appendix

Fund	Financial Statement	Period

U.S Treasury Fund
	Statement of Operations Statements of Changes in Net Assets Financial Highlights	Year ended August 31, 2019. Two years ended August 31, 2019. Five years ended August 31, 2019.

Government Securities Money Market Fund
	Statement of Operations Statements of Changes in Net Assets Financial Highlights	Year ended August 31, 2019. Two years ended August 31, 2019. Five years ended August 31, 2019.

Limited Duration Fund
	Statement of Operations Statements of Changes in Net Assets Financial Highlights	Year ended August 31, 2019. Two years ended August 31, 2019. Five years ended August 31, 2019.

Moderate Duration Fund
	Statement of Operations Statements of Changes in Net Assets Financial Highlights	Year ended August 31, 2019. Two years ended August 31, 2019. Five years ended August 31, 2019.

Bond Fund
	Statement of Operations Statements of Changes in Net Assets Financial Highlights	Year ended August 31, 2019. Two years ended August 31, 2019. Five years ended August 31, 2019.

Strategic Enhanced Yield Fund
	Statement of Operations Statements of Changes in Net Assets	Year ended August 31, 2019. Year ended August 31, 2019 and for the period December 26, 2017 (commencement of operations) through August 31, 2018.
	Financial Highlights	Year ended August 31, 2019 and for the period December 26, 2017 (commencement of operations) through August 31, 2018.

Ultra Short Tax-Free Income Fund
	Statement of Operations	Year ended August 31, 2019.
	Statements of Changes in Net Assets	Year ended August 31, 2019 and for the period December 26, 2017
(commencement of operations) through August 31, 2018.
	Financial Highlights	Year ended August 31, 2019 and for the period December 26, 2017
(commencement of operations) through August 31, 2018.
Active Core Fund
	Statement of Operations	Year ended August 31, 2019.
	Statements of Changes in Net Assets	Two years ended August 31, 2019.
	Financial Highlights	Five years ended August 31, 2019.
Mid Cap Core Equity Fund
	Statement of Operations	Year ended August 31, 2019.
	Statements of Changes in Net Assets	Two years ended August 31, 2019.
	Financial Highlights	Two years ended August 31, 2019 and for the period December 30, 2016 (commencement of operations) through August 31, 2017.
Opportunistic Fund
	Statement of Operations	Year ended August 31, 2019.
	Statements of Changes in Net Assets	Two years ended August 31, 2019.
	Financial Highlights	Five years ended August 31, 2019.
World Energy Fund
	Statement of Operations	Year ended August 31, 2019.
	Statements of Changes in Net Assets	Two years ended August 31, 2019.
	Financial Highlights	Five years ended August 31, 2019.

Additional Fund Information (Unaudited)

August 31, 2019

Results of Shareholder Votes:

A Special Meeting of Shareholders of the U.S. Treasury Fund was held on November 14, 2018. The following is a summary of the shareholder voting results approved at the meeting: Approval of the revision of the Fund’s Fundamental Investment Restriction to remove the 10% cap on investment company securities.

	Shares Voted	% of Voted	% of Total
For Approval	543,141,011.25	90.244%	47.631%
Against Approval	22,522,022.00	3.742%	1.975%
Abstain	36,193,603.00	6.014%	3.174%
Total	601,856,636.25	100.000%	52.780%

Other Federal Income Tax Information:

For the year ended August 31, 2019, a portion of the ordinary income distributions paid by the Funds may be qualified dividend income. The Funds intend to designate the maximum amount allowable. Complete information will be reported in conjunction with the 2019 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2019, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Active Core Fund	49.32%
Mid Cap Core Equity Fund	100.00%
Opportunistic Fund	45.66%
World Energy Fund	76.21%

For the year ended August 31, 2019, the following Funds paid dividends, a portion of which may be subject to a maximum tax rate of 23.8%:

Fund	Percentage
Active Core Fund	59.02%
Mid Cap Core Equity Fund	100.00%
Opportunistic Fund	50.30%
World Energy Fund	100.00%

The Ultra Short Tax-Free Income Fund designated $157,976 of its income distributions as tax-exempt distributions for the year ended August 31, 2019.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2019:

Fund*	Amount
Active Core Fund	$2,669,352
Mid Cap Core Equity Fund	52,843
Opportunistic Fund	1,929,164

*	Long-term capital gain distributions are subject to a federal tax rate of 20%.

For the year ended August 31, 2019, certain Funds designate the maximum amount allowable but not less than the following amounts as a short-term capital gain dividend in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Fund	Amount
Ultra Short Tax-Free Income Fund	$3
Active Core Fund	15,418
Opportunistic Fund	1,137,450

For the year ended August 31, 2019, certain Funds designate the maximum amount allowable but not less than the following amounts as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code:

Fund	Amount
U.S. Treasury Fund	$20,707,620
Government Securities Money Market Fund	33,131,648
Limited Duration Fund	2,662,026
Moderate Duration Fund	687,948
Bond Fund	2,425,516
Strategic Enhanced Yield Fund	133,968
Active Core Fund	416,666
Mid Cap Core Equity Fund	599
Opportunistic Fund	387,807
World Energy Fund	73,180

Additional Fund Information (Unaudited) August 31, 2019	Continued

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENT

The Trust’s investment advisory agreement (the “Advisory Agreement”) with Cavanal Hill Investment Management, Inc. (the “Adviser”) was formally considered and approved by the Board of Trustees at meetings held on July 30-31, 2019. The Trustees reviewed extensive material throughout the year in connection with their consideration of the Advisory Agreement. In connection with such approval, the Trustees, reviewed data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons to industry averages for comparable funds for advisory fees and total fund expenses. The information provided to the Trustees at the meeting also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, as well as Counsel to the Funds, which provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by the Adviser, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and the Adviser.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Investment Advisory Agreement should be amended and continued, and no factor alone was considered determinative. The Trustees, including a majority of independent Trustees, determined that the overall arrangement between the Trust and the Adviser, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement, as so amended, was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Board meetings, as well as materials furnished specifically in connection with the annual review process. The Adviser’s senior management and portfolio managers presented information to the Trustees at Board meetings and discussed the Funds’ performance and the Funds’ investment objectives, strategies and outlook. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for the day-to-day management of each Fund. The Trustees also considered the Adviser’s research and portfolio management capabilities, oversight of day-to-day Fund operations, including fund accounting and administration, shareholder communications, regulatory and other reporting, and assistance in meeting legal and regulatory requirements. Materials provided throughout the year covered matters such as compliance of portfolio managers and other management personnel with the code of ethics and the adherence to fair pricing procedures. Consideration was given to the overall performance of the Adviser in light of the economy. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance

Investment performance reports and related financial information for the Funds were discussed throughout the year and were presented in association with the renewal. The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group as reported by Lipper. One, three, five and ten-year performance data was presented. The Trustees discussed with the Adviser the performance goals and the actual results achieved in managing the Funds as well as the effect of market conditions on the Funds. All share classes of the U.S. Treasury Fund were in the third quartile for the one, three, five and ten-year periods ending May 31, 2019, with the exception of the one, three and ten-year performance of the Institutional share class and the one-year performance of the Select share class, which were in the second quartile. all share classes of the Government Securities Fund were in the second quartile for the one, three, five and ten-year periods ending May 31, 2019, with the exception of the one-year period for the Administrative and Institutional share classes, which were in the third quartile, at 55 and 51 percent, respectively. Performance for each of the Fixed Income Fund share classes that have been in existence for that period are in the first quartile. All share classes of the Limited Duration Fund were in the second quartile for the one, three and five-year periods ending May 31, 2019, with the exception of the three and five-year periods for the Investor and A share classes. The peer group for the Limited Duration Fund is a bit longer duration and credit was a drag to performance. all share classes of the Moderate Duration Fund were in the second quartile for the one, three and five-year periods ending May 31, 2019, with the exception of the three-year period for the Investor and A share classes and the 5-year period for the Investor share class which were in the third quartile, at 59, 52 and 51 percent, respectively. The Bond Fund performance was negatively affected by lower exposure to credit and a slightly lower duration than the peer group. All share classes of the Bond Fund were in the fourth quartile for the one, three and five-year periods ended May 31, 2019, with the exception of the one-year period for the Investor and Institutional share classes and the five-year period for the Institutional share class, which were in the third quartile. In its first year, performance for the Ultra Short Tax-Free Income Fund was in the fourth quartile for all share classes as of May 31, 2019. The Fund’s investment mix of variable rate demand notes and fixed rate paper negatively influenced performance, as the shorter duration versus the peer group proved detrimental when rates fell sharply in 2019. The Strategic Enhanced Yield Fund first year performance was in the top quartile for all share classes as of May 31, 2019. The Opportunistic Fund underperformed in the one-year period due to asset allocation positioning in the second half of calendar year 2018, with all share classes in the fourth quartile. All share classes of the Opportunistic Fund were in the top quartile for the three and five-year periods ending May 31, 2019, with the exception of the three-year period for the C share class, which was in the second quartile. All share classes of the Active Core were in the second quartile for the one, three, five and ten-year period ending May 31, 2019, with the exception of the three-year period for the Investor, C and A share classes, which were in the third quartile. The World Energy Fund share class performance for the one and three-year periods was in the fourth quartile, with the five-year performance in the third quartile for the period ending May 31, 2019, though Lipper does not have an energy category. The World Energy Fund’s performance was in line with its Morningstar energy peer group. The one-year ending May 31, 2019 performance for the Mid Cap Core Equity share classes was in in the second quartile, other than the C share class, which was in the third quartile. Over the years, the Funds have received numerous Lipper Fund Awards in recognition of outstanding performance. Based on their review, and in light of market conditions, the Trustees were satisfied that the performance of each of the Funds was within an acceptable range.

Additional Fund Information (Unaudited) August 31, 2019	Continued

Cost of Services and Profits Realized by Cavanal Hill Investment Management, Inc. and its Affiliates

The Trustees also considered peer group comparable information with respect to the investment advisory fees charged by the Adviser to each of the Funds. Information on voluntary fee waivers was presented and considered. The Trustees reviewed administration, custody and distributor fees received, respectively, by the Adviser and its affiliates, BOKF, NA and Cavanal Hill Distributors, Inc. and selling agreement fees earned by BOKF, NA and BOKFS, Inc. The Trustees also considered the fallout benefits to the Adviser of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by the Adviser with respect to investment advisory, administration, distribution and custody services to each Fund. The Trustees recognized that the data presented was not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In reviewing and discussing such analysis, management discussed with the Trustees its belief that costs incurred in establishing and maintaining the infrastructure necessary to support mutual fund operations conducted by the Adviser affect the expenses allocated to the Funds in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Trustees also took into account the need to meet regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, SEC and other regulatory requirements. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. However, the Lipper peer group report reflected that investment advisory fees charged by the Adviser were generally in line with median fees. With the exception of the Opportunistic Fund, the investment advisory fees, net of waivers and expenses, with respect to the Funds, were below the median for all fund classes. The Trustees analyzed the fees paid to the Adviser in light of performance and the services provided, and in light of profitability to the Adviser. Based on their review, the Trustees concluded that the fees paid to, and the profitability of, Cavanal Hill Investment Management, Inc. under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

Finally, the Trustees considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints. The Trustees determined that their review of potential economies of scale supported their decision to approve the Advisory Agreement.

Additional Fund Information (Unaudited)	Continued
August 31, 2019

U.S. Treasury Fund:
Security Allocation	Percentage of Net Assets
U.S. Treasury Obligations	20.9%
Repurchase Agreements	60.6%
Investment Companies	14.0%
Other assets in excess of liabilities	4.5%
Total	100.0%

Government Securities Money Market Fund:
Security Allocation	Percentage of Net Assets
U.S. Government Agency Securities	13.3%
U.S. Treasury Obligations	15.5%
Repurchase Agreements	48.4%
Investment Companies	16.1%
Other assets in excess of liabilities	6.7%
Total	100.0%

Limited Duration Fund:
Security Allocation	Percentage of Net Assets
Asset Backed Securities	6.5%
Mortgage Backed Securities	48.0%
Corporate Bonds	12.5%
Taxable Municipal Bonds	2.1%
U.S. Treasury Obligations	27.5%
Investment in Affiliates	4.2%
Liabilities in excess of other assets	(0.8)%
Total	100.0%

Moderate Duration Fund:
Security Allocation	Percentage of Net Assets
Asset Backed Securities	3.8%
Mortgage Backed Securities	34.4%
Corporate Bonds	19.6%
Taxable Municipal Bonds	6.9%
U.S. Government Agency Securities	2.9%
U.S. Treasury Obligations	28.4%
Investment in Affiliates	3.8%
Other assets in excess of liabilities	0.2%
Total	100.0%

Bond Fund:
Security Allocation	Percentage of Net Assets
Asset Backed Securities	4.2%
Mortgage Backed Securities	34.0%
Corporate Bonds	18.8%
Taxable Municipal Bonds	8.5%
U.S. Government Agency Securities	2.9%
U.S. Treasury Obligations	29.9%
Investment in Affiliates	1.4%
Other assets in excess of liabilities	0.3%
Total	100.0%

Strategic Enhanced Yield Fund:
Security Allocation	Percentage of Net Assets
Asset Backed Securities	8.1%
Mortgage Backed Securities	48.3%
Corporate Bonds	4.5%
U.S. Treasury Obligations	31.4%
Investment in Affiliates	9.1%
Liabilities in excess of other assets	(1.4)%
Total	100.0%

Ultra Short Tax-Free Income Fund:
Security Allocation	Percentage of Net Assets
Municipal Bonds	103.4%
Investment in Affiliates	0.6%
Liabilities in excess of other assets	(4.0)%
Total	100.0%

Active Core Fund:
Security Allocation	Percentage of Net Assets
Common Stocks	45.9%
Asset Backed Securities	2.1%
Mortgage Backed Securities	14.5%
Corporate Bonds	7.1%
Taxable Municipal Bonds	5.0%
U.S. Government Agency Securities	1.4%
U.S. Treasury Obligations	14.1%
Investment Companies	3.9%
Investment in Affiliates	5.7%
Other assets in excess of liabilities	0.3%
Total	100.0%

Mid Cap Core Equity Fund:
Security Allocation	Percentage of Net Assets
Common Stocks	94.4%
Investment in Affiliates	3.9%
Other assets in excess of liabilities	1.7%
Total	100.0%

Opportunistic Fund:
Security Allocation	Percentage of Net Assets
Common Stocks	39.0%
Convertible Preferred Stocks	5.6%
Mortgage Backed Securities	2.9%
Corporate Bonds	14.9%
U.S. Treasury Obligations	9.0%
Investment Companies	4.0%
Investment in Affiliates	26.8%
Liabilities in excess of other assets	(2.2)%
Total	100.0%

World Energy Fund:
Security Allocation	Percentage of Net Assets
Common Stocks	88.6%
Corporate Bonds	8.4%
Investment in Affiliates	2.6%
Other assets in excess of liabilities	0.4%
Total	100.0%

Additional Fund Information (Unaudited)	Continued
August 31, 2019

Trustees and Officers of Cavanal Hill Funds

The following table sets forth certain information about each of the Trust’s Officers.

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held By Trustee
James L. Huntzinger (1950)	President, Assistant Secretary	Indefinite, 6/08 — Present	From 2002 to present, Chief Investment Officer for BOK Financial	N/A	N/A

Joel B. Engle (1965)	Treasurer	Indefinite, 1/17 — Present	From 2007 to present, SVP of Citi Fund Services Ohio, Inc.	N/A	N/A

Charles Booth (1960)	Chief Compliance Officer, Anti-Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 5/15 — Present	From 2007 to present, Director of Citi Fund Services Ohio, Inc., CCO Services. From 1988 to present, Account Manager, Manager of Financial Administration, SVP of Compliance of Citi Fund Services Ohio, Inc.	N/A	N/A

Cheryl Briggs (1960)	Vice President and Secretary	Indefinite 4/15 — Present	From March 2015 to present, Officer, Cavanal Hill Funds Administrator. From November 2008 to March 2015, Executive Assistant for Institutional Wealth Management at BOKF	N/A	N/A

For interested officers, Mr. Huntzinger and Ms. Briggs positions held with affiliated persons or principal underwriters of the Trust are provided above. For interested Trustees, the information is listed in the following table:

Name	Positions Held With Affiliated Persons Or Principal Underwriters Of The Funds
Scott Grauer (1964)	BOK Financial, Executive Vice President, Wealth Management Division; BOKFS, Chief Executive Officer. Mr. Grauer is also Chairman of the Board of BOKFS, Cavanal Hill Investment Management, Inc. and affiliated advisers, BOK Financial Asset Management, Inc. and BOK Financial Private Wealth, Inc. and serves in an officer capacity or as a member of the board for other BOK Financial subsidiaries.

The following table sets forth certain information about each of the Trust’s Trustees.

Additional Fund Information (Unaudited)	Continued
August 31, 2019

Trustees and Officers of Cavanal Hill Funds

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During The Past 5 Years*
Independent Trustees:
William H. Wilson Jr. (1958)	Trustee, Chairman	Indefinite, 5/08—Present	Ownership interest and/or executive positions with Sage Partners and Lonestar Ecology	11	None

Jennifer Wheeler (1972)	Trustee	Indefinite, 11/16—Present	Counsel to the American Fidelity Insurance Company	11	N/A

Interested Trustees:
Scott Grauer** (1964)	Trustee	Indefinite, 1/10—Present	From July 2008 to present, Executive Vice President, Wealth Management Division, BOK Financial; from 1991 to present, CEO, BOKFS, Inc.	11	None

*	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**	Mr. Grauer is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Grauer is an “interested person” because he is an Executive Vice President of BOK Financial, the indirect parent of Cavanal Hill Investment Management, Inc. and the Chief Investment Officer of BOKFS, Inc., the distributor of the Trust. Mr. Grauer is also Chairman of the Board of BOKFS, Cavanal Hill Investment Management, Inc. and affiliated advisers, BOK Financial Asset Management, Inc. and BOK Financial Private Wealth, Inc. and serves in an officer capacity as a member of the board for other BOK Financial subsidiaries.

The Funds’ Statement of Additional Information includes additional information about the Trustees and Officers. The Statement of Additional Information may be obtained by calling 1-800-762-7085.

Additional Fund Information (Unaudited)	Continued

August 31, 2019

As a shareholder of the Cavanal Hill Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cavanal Hill Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 through August 31, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19 - 8/31/19	Expense Ratio During Period* 3/1/19 - 8/31/19
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,008.40	$3.49	0.69%
Service Shares	1,000.00	1,009.90	2.03	0.40%
Institutional Shares	1,000.00	1,010.50	1.42	0.28%
Select Shares	1,000.00	1,010.90	1.01	0.20%
Government Securities Money Market Fund
Administrative Shares	1,000.00	1,009.20	2.84	0.56%
Institutional Shares	1,000.00	1,010.70	1.37	0.27%
Select Shares	1,000.00	1,011.10	0.96	0.19%
Premier Shares	1,000.00	1,010.80	1.22	0.24%
Limited Duration Fund
Investor Shares	1,000.00	1,030.80	3.74	0.73%
Institutional Shares	1,000.00	1,033.20	2.41	0.47%
A Shares	1,000.00	1,030.80	3.69	0.72%
Moderate Duration Fund
Investor Shares	1,000.00	1,040.60	3.81	0.74%
Institutional Shares	1,000.00	1,041.80	2.52	0.49%
A Shares	1,000.00	1,040.50	3.81	0.74%
Bond Fund
Investor Shares	1,000.00	1,073.30	3.87	0.74%
Institutional Shares	1,000.00	1,074.80	2.51	0.48%
A Shares	1,000.00	1,073.40	3.82	0.73%
Strategic Enhanced Yield Fund
Investor Shares	1,000.00	1,077.50	5.29	1.01%
Institutional Shares	1,000.00	1,078.70	3.98	0.76%
A Shares	1,000.00	1,078.40	5.29	1.01%
Ultra Short Tax-Free Income Fund
Investor Shares	1,000.00	1,007.20	3.04	0.60%
Institutional Shares	1,000.00	1,008.40	1.77	0.35%
A Shares	1,000.00	1,004.60	3.03	0.60%
Active Core Fund
Investor Shares	1,000.00	1,053.60	5.54	1.07%
Institutional Shares	1,000.00	1,054.70	4.25	0.82%
A Shares	1,000.00	1,053.30	6.06	1.17%
C Shares	1,000.00	1,049.10	9.40	1.82%
Mid Cap Core Equity Fund
Investor Shares	1,000.00	1,026.50	5.41	1.06%
Institutional Shares	1,000.00	1,027.30	4.14	0.81%
A Shares	1,000.00	1,026.70	5.41	1.06%
C Shares	1,000.00	1,029.80	-	0.00%
Opportunistic Fund
Investor Shares	1,000.00	981.20	6.24	1.25%
Institutional Shares	1,000.00	982.10	5.00	1.00%
A Shares	1,000.00	981.40	6.24	1.25%
C Shares	1,000.00	977.50	9.97	2.00%
World Energy Fund
Investor Shares	1,000.00	850.90	5.37	1.15%
Institutional Shares	1,000.00	851.10	4.20	0.90%
A Shares	1,000.00	849.80	5.36	1.15%
C Shares	1,000.00	847.40	8.85	1.90%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Additional Fund Information (Unaudited)	Concluded

August 31, 2019

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Cavanal Hill Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19 - 8/31/19	Expense Ratio During Period* 3/1/19 - 8/31/19
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,021.73	$3.52	0.69%
Service Shares	1,000.00	1,023.19	2.04	0.40%
Institutional Shares	1,000.00	1,023.79	1.43	0.28%
Select Shares	1,000.00	1,024.20	1.02	0.20%
Government Securities Money Market Fund
Administrative Shares	1,000.00	1,022.38	2.85	0.56%
Institutional Shares	1,000.00	1,023.84	1.38	0.27%
Select Shares	1,000.00	1,024.25	0.97	0.19%
Premier Shares	1,000.00	1,024.00	1.22	0.24%
Limited Duration Fund
Investor Shares	1,000.00	1,021.53	3.72	0.73%
Institutional Shares	1,000.00	1,022.84	2.40	0.47%
A Shares	1,000.00	1,021.58	3.67	0.72%
Moderate Duration Fund
Investor Shares	1,000.00	1,021.48	3.77	0.74%
Institutional Shares	1,000.00	1,022.74	2.50	0.49%
A Shares	1,000.00	1,021.48	3.77	0.74%
Bond Fund
Investor Shares	1,000.00	1,021.48	3.77	0.74%
Institutional Shares	1,000.00	1,022.79	2.45	0.48%
A Shares	1,000.00	1,021.53	3.72	0.73%
Strategic Enhanced Yield Fund
Investor Shares	1,000.00	1,020.11	5.14	1.01%
Institutional Shares	1,000.00	1,021.37	3.87	0.76%
A Shares	1,000.00	1,020.11	5.14	1.01%
Ultra Short Tax-Free Income Fund
Investor Shares	1,000.00	1,022.18	3.06	0.60%
Institutional Shares	1,000.00	1,023.44	1.79	0.35%
A Shares	1,000.00	1,022.18	3.06	0.60%
Active Core Fund
Investor Shares	1,000.00	1,019.81	5.45	1.07%
Institutional Shares	1,000.00	1,021.07	4.18	0.82%
A Shares	1,000.00	1,019.31	5.96	1.17%
C Shares	1,000.00	1,016.03	9.25	1.82%
Mid Cap Core Equity Fund
Investor Shares	1,000.00	1,019.86	5.40	1.06%
Institutional Shares	1,000.00	1,021.12	4.13	0.81%
A Shares	1,000.00	1,019.86	5.40	1.06%
C Shares	1,000.00	1,025.21	-	0.00%
Opportunistic Fund
Investor Shares	1,000.00	1,018.90	6.36	1.25%
Institutional Shares	1,000.00	1,020.16	5.09	1.00%
A Shares	1,000.00	1,018.90	6.36	1.25%
C Shares	1,000.00	1,015.12	10.16	2.00%
World Energy Fund
Investor Shares	1,000.00	1,019.41	5.85	1.15%
Institutional Shares	1,000.00	1,020.67	4.58	0.90%
A Shares	1,000.00	1,019.41	5.85	1.15%
C Shares	1,000.00	1,015.63	9.65	1.90%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

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Ann-08/19

Item 2.	Code of Ethics.

(a)  The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)  During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Wilson Jr. who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	2019	2018
(a) Audit Fees	$150,400	$146,800
(b) Audit-Related Fees	$45,500	$44,600
(c) Tax Fees*	$47,635	$53,970
(d) All Other Fees	$ -	$ -

*Related to preparation of federal income, excise tax returns, state tax return and review of capital gain distribution calculations.

4(e)(1)

The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Funds and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

4(e)(2)

2019 – 100%

2018 – 100%

4(f)  Not Applicable

4(g)

2019 – $93,135

2018 – $98,570

4(h)  Not Applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)  The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b)  Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nomination Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11.	Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cavanal Hill Funds

By (Signature and Title)*	/s/ James L. Huntzinger
James L. Huntzinger, President (Principal Executive Officer)

Date   October 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James L. Huntzinger
James L. Huntzinger, President (Principal Executive Officer)

Date   October 28, 2019

By (Signature and Title)*	/s/ Joel B. Engle
Joel B. Engle, Treasurer (Principal Financial Officer)

Date   October 28, 2019